As filed electronically with the Securities and Exchange Commission on October 28, 2024

Registration No. 333-281990

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2 ☐ Post-Effective Amendment No. ___

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

6363 College Boulevard, Suite 100A
Overland Park, Kansas 66211

(Address of Principal Executive Offices) (Zip Code)

(913) 981-1020

(Registrant’s Area Code and Telephone Number)

Matthew G.P. Sallee

Diane Bono

6363 College Boulevard, Suite 100A
Overland Park, Kansas 66211

(Name and Address of Agent for Service)

With copies to:

Deborah Bielicke Eades

Vedder Price P.C.

222 N. LaSalle Street

Chicago, Illinois 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

important: your vote is required

TORTOISE MIDSTREAM ENERGY FUND, INC.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

[●], 2024

Dear Fellow Stockholders:

I am writing to inform you of, and ask for your vote on, a very important matter affecting your investment in Tortoise Midstream Energy Fund, Inc. (the “Target Fund”) and/or Tortoise Energy Infrastructure Corporation (the “Acquiring Fund” and, together with the Target Fund, the “Funds” or each, individually, a “Fund”), each a Maryland corporation. A joint special meeting of stockholders of the Funds (the “Meeting”) will be held on November 25, 2024, at the offices of Tortoise Capital Advisors, L.L.C., 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211 at 10:00 a.m. central time. At the Meeting, stockholders will be asked to vote on a proposal to:

●	(Stockholders of the Target Fund) approve the merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund organized as a Maryland limited liability company (the “Merger”).

●	(Stockholders of the Acquiring Fund) approve the issuance of Acquiring Fund common stock in connection with the Merger.

The Board of Directors of each Fund has determined that the Merger is advisable and in the best interests of the applicable Fund and unanimously recommends that you vote “FOR” your Fund’s proposal. Enclosed in this booklet are (i) a Notice of Joint Special Meeting of Stockholders; and (ii) a Joint Proxy Statement and Prospectus providing detailed information on the Acquiring Fund, including a comparison of the Target Fund to the Acquiring Fund, and the Merger, including the reasons for proposing the Merger.

The enclosed materials explain the proposals to be voted on at the Meeting in more detail, and I encourage you to review them carefully. No matter how large or small your holdings, your vote is extremely important. You may vote in person at the Meeting, or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

●	By touch-tone telephone, simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

●	By internet, please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you access the website; or

●	By returning the enclosed proxy card in the postage-paid envelope.

If you should have any questions about the Meeting agenda or voting, please call our proxy agent, EQ Fund Solutions, LLC, at (877) 732-3618. Please note, at a reasonable time after the mailing has been completed and our records indicate that you have not voted at that time, you may be contacted by our proxy agent to confirm receipt of the proxy material and review your voting options.

On behalf of the Funds and your fellow stockholders, I thank you for your prompt vote on these important matters.

Sincerely yours, Matthew G.P. Sallee Chief Executive Officer and President Tortoise Midstream Energy Fund, Inc. Tortoise Energy Infrastructure Corporation

IMPORTANT INFORMATION FOR STOCKHOLDERS OF
TORTOISE MIDSTREAM ENERGY FUND, INC.
AND
TORTOISE ENERGY INFRASTRUCTURE CORPORATION

Although we recommend that you read the enclosed Joint Proxy Statement and Prospectus (“Joint Proxy Statement/Prospectus”) in its entirety, for your convenience, we have provided a brief overview of the proposals to be voted on at the joint special meeting of stockholders of Tortoise Midstream Energy Fund, Inc. (the “Target Fund”) and Tortoise Energy Infrastructure Corporation (the “Acquiring Fund” and, together with the Target Fund, the “Funds” or each, individually, a “Fund”).

Questions Regarding the Merger

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.    You are receiving the Joint Proxy Statement/Prospectus as a stockholder of the Target Fund and/or the Acquiring Fund at the close of business on the record date. At the joint special meeting of stockholders of the Funds (the “Meeting”), stockholders of the Funds will be asked to vote on the following proposals:

•	(Stockholders of the Target Fund) To approve the merger of the Target Fund with and into a wholly-owned subsidiary (the “Merger Sub”) of the Acquiring Fund (the “Merger”).

•	(Stockholders of the Acquiring Fund) To approve the issuance of Acquiring Fund common stock in connection with the Merger (the “Share Issuance”).

With respect to each Fund, the presence in person or by proxy of holders of shares entitled to cast a majority (i.e., greater than 50%) of the votes entitled to be cast (without regard to class) constitutes a quorum. When a quorum is present at the Meeting, the affirmative vote of a majority of the votes entitled to be cast is required to approve the Merger and the affirmative vote of a majority of votes cast is required to approve the Share Issuance. Common stockholders and preferred stockholders, voting as a class, are entitled to vote on the above matters. Each stockholder is entitled to one vote for each share of common stock and/or preferred stock owned by such stockholder.

A Merger Sub is being used to accomplish the Merger for tax and corporate purposes. As soon as practicable following the completion or termination of the Merger, the Merger Sub will merge with and into the Acquiring Fund and the Acquiring Fund will be the surviving entity in the subsidiary merger. On September 4, 2024, the Board of Directors of each Fund (the “Boards” and each, a “Board”) unanimously determined that the Merger, with respect to its Fund, is advisable and in the best interests of the applicable Fund. The Board of each Fund recommends that you vote FOR your Fund’s proposal.

Q.	Why is the Merger being recommended by each Board?

A.    Over the past several years, the Boards of the Funds and Tortoise Capital Advisors, L.L.C. (the “Adviser”), the investment adviser for the Funds, have periodically evaluated various strategic alternatives for the Funds to enhance stockholder value, including potential mergers, tender offers, and other product restructurings, and have entered into unsuccessful negotiations with third parties regarding a potential merger. During a series of meetings held in July, August and September 2024, the Adviser proposed, and the Boards of the Funds considered the Merger. At those meetings, the Adviser discussed with the Fund Boards its reasons for proposing the Merger. The Adviser stated that it had conducted a review of its investment product offerings and fund structures and evaluated strategic alternatives for each of the Funds in light of certain factors, including, among others, discount levels of the trading price of the Funds’ shares compared to net asset value (“NAV”), the use and risks of leverage, the marketplace for closed-end funds (“CEFs”) in the energy infrastructure sector, and continued focus by activist investors on the Funds. Following a review with the Adviser of strategic alternatives for each Fund, each Board believes the Merger may benefit its Fund and its stockholders through (among other reasons) the following:

●	The potential for higher common stock net earnings and distribution levels following the Merger, due to operating economies from the combined fund’s scale;

●	The potential for narrowing the discount to NAV at which the Funds’ shares have traded, as a result of the larger size of the combined fund and an increased level of distributions in the Acquiring Fund after the Merger;

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●	Continuation of the Funds’ common investment objective of seeking a high level of total return, emphasizing current distributions, and using the same portfolio management team but implementing TYG’s broader investment focus within the energy infrastructure sector;

●	Continuation of the Funds’ CEF structure, where shares are not continuously offered and do not have daily redemptions thereby avoiding the portfolio trading costs associated with managing flows in and out of the Fund, and allowing for use of structural leverage (provided by preferred stock and indebtedness) to potentially increase investment returns;

●	The potential for greater secondary market liquidity and improved secondary market trading for common stock as a result of the combined fund’s greater share volume; and

●	Lower net overall fees and expenses and total fund operating expenses (excluding leverage and tax expense), in each case as a percentage of net assets of the combined fund. See “Proposal 1: Authorization of the Merger— D. Additional Information About the Investment Policies of the Acquiring Fund and Management of the Funds—Compensation and Expenses” in the Joint Proxy Statement/Prospectus at page 52 for further discussion regarding fund fees.

Based on the foregoing and as further described in the Joint Proxy Statement/Prospectus, each Board, including the Directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds, unanimously approved the Merger and determined that the Merger would be in the overall best interests of the Fund and not dilutive to the interests of the stockholders thereof. Accordingly, the Target Fund Board recommends that stockholders of the Target Fund approve the Merger and the Acquiring Fund Board recommends that Acquiring Fund stockholders approve the Share Issuance. See “Proposal 1: Authorization of the Merger— C. Information About the Merger—Background and Board Considerations Relating to the Proposed Merger” in the Joint Proxy Statement/Prospectus at page 25 for additional information about each Board’s considerations relating to the Merger.

Q.	How do the investment objectives, principal investments, risks and portfolio management teams of the Funds compare?

A.    Each Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Acquiring Fund primarily invests in equity securities of energy infrastructure companies while the Target Fund primarily invests in midstream energy entities in the energy infrastructure sector with an emphasis on natural gas infrastructure entities. Under normal circumstances, the Acquiring Fund invests at least 90% of its total investments in securities of energy infrastructure companies. Under normal circumstances, the Target Fund invests at least 80% of its total investments in equity securities of midstream energy entities in the energy infrastructure sector, including master limited partnerships (“MLPs”), with at least 50% of its total investments in equity securities of natural gas infrastructure entities. In light of the foregoing, the Funds are subject to similar, but not identical, risks. See “Proposal 1: Authorization of the Merger— B. Risk Factors—Principal Risks Comparison” in the Joint Proxy Statement/Prospectus at page 11, which includes a comparison of the principal risks associated with an investment in each Fund. The Acquiring Fund has the same investment adviser and portfolio management team as the Target Fund.

Q.	Will the portfolios be repositioned before the Merger?

A.    Yes, prior to the Merger, the Target Fund expects to sell approximately 26% of its portfolio to align its portfolio with the portfolio of the Acquiring Fund by deemphasizing natural gas infrastructure holdings. These expenses will be borne by the Target Fund and its common stockholders, and the Target Fund may realize capital gains and possibly ordinary income from such sales. As of September 3, 2024, the Target Fund is estimated to realize capital gains of approximately $1,600,000 (or $0.31 per share from such sales in advance of the Merger). It is anticipated that such gains will be entirely offset by capital loss carryforwards. Actual market prices, costs and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning. As of November 30, 2023, the Target Fund and the Acquiring Fund had short-term capital loss carryforwards of $461,393,378 and $259,460,371, respectively.

Q.	How will the Merger affect stockholders of the Funds?

A.    If the Merger is approved, upon the closing of the Merger, each common stockholder of the Target Fund will become a common stockholder of the Acquiring Fund and thereafter cease to be a common stockholder of the Target Fund. Each common stockholder of the Target Fund will receive a number of shares of common stock of the Acquiring Fund (which number may not be equal to the number of shares of Target Fund common stock held by such stockholder) representing an aggregate net asset value equal to the aggregate net asset value of the share of Target Fund common stock held by such stockholder immediately prior to the Merger (with cash being distributed in lieu of fractional shares of the Acquiring Fund). Preferred stockholders of the Target Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund having substantially the same terms as their Target Fund preferred shares as in effect immediately before the Merger. The Target Fund will be merged with and into a wholly-owned subsidiary of the Acquiring Fund, the assets and liabilities of the Target Fund will be combined with the assets and liabilities of the wholly-owned subsidiary of the Acquiring Fund and the Target Fund will cease its separate existence under Maryland law.

Q.	Will common stockholders of the Funds have to pay any fees in connection with the Merger?

A.    Yes. Each Fund, and therefore its common stockholders, will bear the costs of the Merger whether or not the Merger is consummated. Preferred stockholders will not bear any costs of the Merger. Costs attributable to a particular Fund will be expensed to such Fund, while non-specific costs will be allocated on a pro rata basis based upon each Fund’s net assets. Such one-time expenses, which include legal and audit fees, filing fees, and printing and mailing costs, are expected to be approximately $669,002, which equates to $427,139 or $0.04 per share for the Acquiring Fund and $241,863 or $0.05 per share for the Target Fund as of May 31, 2024. Following the Merger, common stockholders of the Funds are expected to benefit from reduced ongoing fees and expenses. Each Fund has engaged EQ Fund Solutions, LLC to assist in the solicitation of proxies at an estimated cost of $287,319 plus reasonable expenses, which is included in the expense estimate above.

Q.	Is the Merger expected to be a taxable event for Target Fund stockholders?

A.    The Merger is intended to qualify as a “reorganization” for federal income tax purposes. Provided the Merger qualifies as a reorganization for federal income tax purposes, each Target Fund stockholder generally will not recognize any gain or loss, except with respect to cash received in lieu of a fractional share of Acquiring Fund common stock. The federal income tax consequences of the Merger to each Target Fund stockholder will depend on such Target Fund stockholder’s own situation and many variables. You should consult with your tax advisor for the specific tax consequences to you of the Merger. See “Proposal 1: Authorization of the Merger— C. Information About the Merger—Federal Income Tax Consequences of the Merger” in the Joint Proxy Statement/Prospectus at page 38.

General Questions

Q.	How does the Board of my Fund suggest that I vote?

A.    After careful consideration, the Board of each Fund recommends that you vote “FOR” the proposal for your Fund.

Q.	How do I vote my shares?

A.   You may vote in person at the Meeting, or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

●	By touch-tone telephone, simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

●	By internet, please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you access the website; or

●	By returning the enclosed proxy card in the postage-paid envelope

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a legal proxy issued in your name. However, even if you plan to attend the Meeting, we urge you to authorize a proxy to vote your shares in advance of the Meeting. That will ensure that your vote is counted should your plans change.

Q.	Whom do I contact for further information?

A.    You may contact Investor Relations toll-free at (866) 362-9331 for further information.

Q.	Will anyone contact me?

A.    You may receive a call from EQ Fund Solutions, LLC, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to authorize your proxy. We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	When will the proposed Merger be completed?

A.    If the Merger is approved by Target Fund stockholders, the Share Issuance is approved by Acquiring Fund stockholders and the conditions to closing are satisfied (or otherwise waived), the Merger is expected to occur in the fourth quarter of 2024.

Q.	What will happen if the required stockholder approval is not obtained?

A.    If the required stockholder approval is not obtained and, as a result, the Merger is not consummated, the Board of the Target Fund and Board of the Acquiring Fund may take such actions as they deem in the best interests of the applicable Fund, including conducting additional solicitations with respect to the proposals or continuing to operate each of the Target Fund and Acquiring Fund as a standalone fund.

Your vote is very important. We encourage you as a stockholder to participate in your Fund’s governance by authorizing a proxy to vote your shares as soon as possible. If enough stockholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote and will be required to incur additional solicitation costs to obtain sufficient stockholder participation.

TORTOISE MIDSTREAM ENERGY FUND, INC.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

6363 College Boulevard, Suite 100A

Overland Park, Kansas 66211

NOTICE OF JOINT special meeting OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 25, 2024

Notice is hereby given that a joint special meeting of stockholders (the “Meeting”) of Tortoise Midstream Energy Fund, Inc. (the “Target Fund”) and Tortoise Energy Infrastructure Corporation (the “Acquiring Fund”), each a Maryland corporation, will be held at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211 on November 25, 2024 at 10:00 a.m. central time for the following purposes, each as more fully described in the Joint Proxy Statement/Prospectus:

•	(Stockholders of the Target Fund) To consider and vote upon the merger of the Target Fund with and into a wholly-owned subsidiary (the Merger Sub) of the Acquiring Fund.

•	(Stockholders of the Acquiring Fund) To consider and vote upon the issuance of Acquiring Fund common stock in connection with the merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund.

Stockholders of record as of the close of business on September 9, 2024 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Common stockholders and preferred stockholders voting as a class, are entitled to vote on the above matters. Each stockholder is entitled to one vote for each share of common stock and/or preferred stock owned by such stockholder.

A Merger Sub is being used to accomplish the Merger for tax and corporate purposes. As soon as practicable following the completion or termination of the Merger, the Merger Sub will merge with and into the Acquiring Fund and the Acquiring Fund will be the surviving entity in such merger. The Board of Directors of the Acquiring Fund and the Target Fund each unanimously recommends stockholders vote “FOR” the proposal involving their Fund.

Whether or not you expect to attend the Meeting, please authorize a proxy to vote your shares of stock by following the detailed instructions provided on your proxy or voting instruction card.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, THE BOARDS OF DIRECTORS ASK THAT YOU VOTE PROMPTLY, NO MATTER HOW MANY SHARES OF STOCK YOU OWN.

For the Boards of Directors, Diane M. Bono Secretary Tortoise Midstream Energy Fund, Inc. Tortoise Energy Infrastructure Corporation [●], 2024

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED October 28, 2024

JOINT PROXY STATEMENT/PROSPECTUS

TORTOISE MIDSTREAM ENERGY FUND, INC.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
6363 College Boulevard, Suite 100A

Overland Park, Kansas 66211
(913) 981-1020

JOINT SPECIAL MEETING OF STOCKHOLDERS

[●], 2024

This Joint Proxy Statement/Prospectus is furnished to you as a stockholder of Tortoise Energy Infrastructure Corporation (“TYG” or the “Acquiring Fund”) and/or Tortoise Midstream Energy Fund, Inc. (“NTG” or the “Target Fund”), each a Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). A joint special meeting of stockholders of the Acquiring Fund and the Target Fund (the “Meeting”) will be held at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211 on November 25, 2024, at 10:00 a.m. central time, to consider and vote on the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Acquiring Fund and the Target Fund are each sometimes referred to herein as a “Fund” and are sometimes referred to herein collectively as the “Funds.” The Acquiring Fund following the Merger is sometimes referred to herein as the “Combined Fund.”

Stockholders of the Target Fund will be asked to approve the merger (the “Merger”) of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund (the “Merger Sub”). Stockholders of the Acquiring Fund will be asked to consider and vote upon the issuance of Acquiring Fund common stock in connection with the Merger (the “Share Issuance”).

Common stockholders and preferred stockholders voting as a class, are entitled to vote on the above matters. Each stockholder is entitled to one vote for each share of common stock and/or preferred stock owned by such stockholder.

Even if you plan to attend the Meeting, the Board of Directors of each of the Acquiring Fund and the Target Fund (the "Boards"" and each, a "Board") requests that you authorize a proxy to vote your shares of stock as described in the enclosed proxy or voting instruction card so that your vote will be counted if you later decide not to attend the Meeting. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is [●], 2024.

The enclosed proxy cards and this Joint Proxy Statement/Prospectus are first being sent to stockholders of the Funds on or about [●], 2024. Stockholders of record as of the close of business on September 9, 2024 are entitled to notice of and to vote at the Meeting and any adjournments or postponements.

The Board of Directors of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is advisable and in the best interests of each Fund.

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ADDITIONAL INFORMATION

The Board of Directors of each Fund has unanimously determined that the Merger is advisable and in the best interests of the Fund, and the Board of Directors of each Fund unanimously recommends that you vote FOR the proposal for your Fund.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the Merger or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The enclosed proxy cards and this Joint Proxy Statement/Prospectus are first being sent to stockholders of the Funds on or about [●], 2024. Stockholders of record as of the close of business on September 9, 2024 are entitled to notice of and to vote at the Meeting and any adjournments or postponements.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The Acquiring Fund will continue to list and trade its shares on the New York Stock Exchange (the “NYSE”).

The below documents have been filed with the SEC and contain additional information about the Funds and are incorporated by reference into (and legally considered to be a part of) this Joint Proxy Statement/Prospectus:

(i)	the Statement of Additional Information (“SAI”) to this Joint Proxy Statement/Prospectus, dated [●], 2024;

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report to stockholders for the fiscal year ended November 30, 2023 (SEC File No. 811-22409) (Accession Number 0001206774-24-000090);

(iii)	the unaudited financial statements for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Semi-Annual Report to stockholders for the six months ended May 31, 2024 (SEC File No. 811-22409) (Accession Number 0001206774-24-000771);

(iv)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Annual Report to stockholders for the fiscal year ended November 30, 2023 (SEC File No. 811-21462) (Accession Number 0001206774-24-000089); and

(v)	the unaudited financial statements for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Semi-Annual Report to stockholders for the six months ended May 31, 2024 (SEC File No. 811-21462) (Accession Number 0001206774-24-000770).

No other parts of the Funds’ Annual and Semi-Annual Reports to stockholders are incorporated by reference herein.

The foregoing documents can be obtained on a web site maintained by the Funds’ investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”) at www.tortoiseadvisors.com or each Fund will furnish, without charge, a copy of any such document to any stockholder upon request. Any such request should be directed to the Adviser by calling 866-362-9331 or by writing to the respective Fund at its principal executive offices at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The telephone number of the principal executive offices of the Funds is 913-981-1020.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statements, registration statements and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the NYSE, 11 Wall St., New York, NY 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus for the Acquiring Fund in connection with the Share Issuance. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

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PROPOSAL 1: AUTHORIZATION OF THE MERGER

a. Synopsis

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Merger Statement of Additional Information. Stockholders should read this entire Joint Proxy Statement/Prospectus carefully.

The Proposed Merger

If stockholders of the Target Fund approve the Merger, the stockholders of the Acquiring Fund approve the Share Issuance, and the Merger is completed, each Target Fund stockholder will receive a number of shares of common stock of the Acquiring Fund representing an aggregate net asset value equal to the aggregate net asset value of the shares of Target Fund common stock held by such stockholder immediately prior to the closing of the Merger (with cash being distributed in lieu of fractional shares of Acquiring Fund common stock), and, as such, each such Target Fund stockholder will become a common stockholder of the Acquiring Fund and cease to be a stockholder of the Target Fund. The Merger Sub is being formed for tax and corporate purposes solely to accomplish the Merger and will be merged with and into the Acquiring Fund as soon as practicable following the Merger. Shares of common stock of the Target Fund would be exchanged for shares of common stock of the Acquiring Fund on a tax-free basis for federal income tax purposes (although Target Fund stockholders who receive cash for their fractional shares may incur certain tax liabilities). Notwithstanding the foregoing, the Merger involves additional tax implications that could significantly impact the Funds and their stockholders. See “Proposal 1: Authorization of the Merger— C. Information About the Merger—Federal Income Tax Consequences of the Merger” at page 38 for a further discussion of such tax implications. The Acquiring Fund will issue to Target Fund stockholders book-entry interests for the shares of the Acquiring Fund registered in a “street name” brokerage account held for the benefit of such stockholders. Like shares of common stock of the Target Fund, shares of common stock of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

The Merger Sub shall be the surviving entity in the Merger. As soon as practicable following the completion or termination of the Merger, the Merger Sub will merge with and into the Acquiring Fund and the Acquiring Fund will be the surviving entity in the subsidiary merger.

As a result of the Merger, each series of Mandatory Redeemable Preferred Shares of the Target Fund that is outstanding as of the closing of the Merger (“Target Fund MRP Shares”) will convert into a series of newly-issued Mandatory Redeemable Preferred Shares of the Acquiring Fund (“New Acquiring Fund MRP Shares”) having substantially the same terms as such series of the Target Fund MRP Shares immediately prior to the Merger. The aggregate liquidation preference of the New Acquiring Fund MRP Shares received by holders of Target Fund MRP Shares in the Merger will equal the aggregate liquidation preference of the Target Fund MRP Shares of the applicable series held by such holders immediately prior to the closing of the Merger. The New Acquiring Fund MRP Shares to be issued in the Merger will have equal priority with the Acquiring Fund’s existing outstanding preferred stock as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred stock of the Acquiring Fund, including the New Acquiring Fund MRP Shares to be issued in connection with the Merger, will be senior in priority to the Acquiring Fund common stock as to payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation.

Prior to the Merger, the Target Fund expects to sell approximately 26% of its portfolio to align its portfolio with the portfolio of the Acquiring Fund by deemphasizing natural gas infrastructure holdings. These expenses will be borne by the Target Fund and its common stockholders, and the Target Fund may realize capital gains and possibly ordinary income from such sales. As of September 3, 2024, the Target Fund is estimated to realize capital gains of approximately $1,600,000 (or $0.31 per share from such sales in advance of the Merger). It is anticipated that such gains will be entirely offset by capital loss carryforwards. Actual market prices, costs and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning. As of November 30, 2023, the Target Fund and the Acquiring Fund had short-term capital loss carryforwards of $461,393,378 and $259,460,371, respectively.

If the Merger is not approved by stockholders of the Target Fund, or if the Share Issuance is not approved by stockholders of the Acquiring Fund, the Board of the Target Fund and the Board of the Acquiring Fund may take such action as they deem in the best interests of the applicable Fund, including conducting additional solicitations or continuing to operate each of the Target Fund and Acquiring Fund as a standalone Maryland corporation advised by the Adviser.

Background and Reasons for the Proposed Merger

Over the past several years, the Boards of the Funds and the Adviser have periodically evaluated various strategic alternatives for the Funds to enhance stockholder value, including potential mergers, tender offers, and other product restructurings, and have entered into unsuccessful negotiations with third parties regarding a potential merger. During a series of meetings held in July, August and September 2024, the Adviser proposed, and the Boards of the Funds considered the Merger. At those meetings, the Adviser discussed with the Fund Boards its reasons for proposing the Merger. The Adviser stated that it had conducted a review of its investment product offerings and fund structures and evaluated strategic alternatives for each of the Funds in light of certain factors, including, among others, discount levels of the trading price of the Funds’ shares compared to net asset value (“NAV”), the use and risks of leverage, the marketplace for closed-end funds (“CEFs”) in the energy infrastructure sector, and continued focus by activist investors on the Funds. Following a review with the Adviser of strategic alternatives for each Fund, each Board believes the Merger may benefit its Fund and its stockholders through (among other reasons) the following:

●	The potential for higher common stock net earnings and distribution levels following the Merger, due to operating economies from the combined fund’s scale;

●	The potential for narrowing the discount to NAV at which the Funds’ shares have traded, as a result of the larger size of the combined fund and an increased level of distributions in the Acquiring Fund after the Merger;

●	Continuation of the Funds’ common investment objective of seeking a high level of total return, emphasizing current distributions, and using the same portfolio management team but implementing TYG’s broader investment focus within the energy infrastructure sector;

●	Continuation of the Funds’ CEF structure, where shares are not continuously offered and do not have daily redemptions thereby avoiding the portfolio trading costs associated with managing flows in and out of the fund, and allowing for use of structural leverage (provided by preferred stock and indebtedness) to potentially increase investment returns;

●	The potential for greater secondary market liquidity and improved secondary market trading for common stock as a result of the combined fund’s greater share volume; and

●	Lower net overall fees and expenses and total fund operating expenses (excluding leverage and tax expense), in each case as a percentage of net assets, of the combined funds.

Each Board considered that the Merger of its Fund will allow stockholders of the Fund to continue their investment in a closed-end fund structure having the same investment adviser and being managed by the same portfolio management team as the Funds. Each Fund Board considered the Adviser’s recommendation that the Acquiring Fund continue the investment objectives and policies of both Funds – an objective to seek a high level of total return, emphasizing current distributions --- through the Acquiring Fund’s investment strategy to invest in equity securities of energy infrastructure companies more broadly than the Target Fund’s current strategy of investment in midstream energy companies primarily in the natural gas infrastructure industry. The Boards considered that the Acquiring Fund would have an increased level of distributions that potentially could lower the discount to NAV at which the Funds’ shares have traded. The potential tax consequences and expenses of portfolio positioning transactions and distributions needed to accomplish the Merger and align to the TYG investment strategy, and the estimated transaction costs for the Merger, were also considered by each Board. In addition, each Board noted that after the Merger the Acquiring Fund would have lower overall fees and expenses, as a percentage of net assets. The Boards considered that the Merger may have the additional benefits of avoiding the extraordinary costs associated with potential future proxy contests and litigation associated with activist investors. The Boards also considered the value of certain stockholder claims and demands relating to the Funds, the evaluation of such claims and demands by a committee of the Boards with the assistance of independent counsel, and the impact of the Merger on such claims and demands.

Based on the foregoing and as further described in the Proxy Statement/Prospectus, each Board, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Funds, on September 4, 2024, unanimously approved the Merger and determined that the Merger would be in the overall best interests of the Fund and not dilutive to the interests of the stockholders thereof. Accordingly, the Target Fund Board recommends that stockholders of the Target Fund approve the Merger and the Acquiring Fund Board recommends that Acquiring Fund stockholders approve the Share Issuance. See “Proposal 1: Authorization of the Merger—C. Information About the Merger—Background and Board Considerations Relating to the Proposed Merger” at page 25 for additional information about each Board’s considerations relating to the Merger.

Material Federal Income Tax Consequences of the Merger

The Merger is intended to qualify as a “reorganization” for federal income tax purposes. Provided the Merger qualifies as a reorganization for federal income tax purposes, each Target Fund stockholder generally will not recognize any gain or loss, except with respect to cash received in lieu of a fractional share of Acquiring Fund common stock. The foregoing, including that the Merger will qualify as a reorganization for federal income tax purposes, will rely on the position that the New Acquiring Fund MRP Shares to be issued in the Merger, if any, will constitute equity of the Acquiring Fund for federal income tax purposes. See “Proposal 1: Authorization of the Merger—C. Information About the Merger—Federal Income Tax Consequences of the Merger” at page 38.

As a condition to the Funds’ obligation to consummate the Merger, each Fund will receive a tax opinion stating that the Merger will qualify as a reorganization for federal income tax purposes. See “Proposal 1: Authorization of the Merger—C. Information About the Merger—Federal Income Tax Consequences of the Merger” at page 38. If a stockholder chooses to sell Target Fund shares prior to the Merger, such sale may generate taxable gain or loss.

Notwithstanding the foregoing, the Merger involves additional tax implications that could significantly impact the Funds and their stockholders. The Target Fund expects to distribute all its previously undistributed realized net investment income and net capital gains, if any, prior to the closing of the Merger. All or a portion of such distribution may be taxable to Target Fund stockholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes. These distributions will be reinvested in additional shares of the Target Fund unless the stockholder has made an election to receive distributions in cash. Such distributions will be taxable for federal income tax purposes whether they are paid in cash or reinvested in additional shares.

The Target Fund also may recognize gains or losses, including ordinary income recapture, because of portfolio sales effected prior to the Merger, including sales anticipated in connection with the portfolio repositioning. Some or all of these portfolio sales may result in the Target Fund incurring a federal income tax liability that will reduce the NAV of the Target Fund prior to the closing of the Merger, which would negatively impact the consideration to be received by Target Fund stockholders in the Merger. In addition, these sales may increase the amount of net investment income and net capital gain that the Target Fund will distribute prior to the closing of the Merger, which may be taxable to Target Fund stockholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes.

The federal income tax consequences of the Merger to each Target Fund stockholder will depend on such Target Fund stockholder’s own situation and many variables. You should consult with your tax advisor for the specific tax consequences of the Merger.

Comparison of the Funds

Each Fund is a Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Each Fund (i) is managed by the Adviser, (ii) has an investment objective of providing a high level of total return with an emphasis on current distributions, (iii) seeks to achieve that objective by investing primarily in midstream energy investments in the energy infrastructure sector, while the Target Fund focuses on natural gas infrastructure entities, and (iv) has nearly identical fundamental investment policies and similar nonfundamental investment policies. Each Fund was previously taxed as a C corporation and, beginning with the fiscal year ending November 30, 2023, each Fund intends to qualify for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). After the Merger, the investment strategies and significant operating policies will be those of the Acquiring Fund.

Share Price Data. The following tables set forth for the periods indicated therein, with respect to the Funds: (i) the high and low sales price for common stock reported as of the end of the day on the applicable exchange; (ii) the high and low NAV of the common stock; and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage of NAV) of the common stock.

Target Fund
					Premium/(Discount) as a %
	Market Price(1)		Net Asset Value(2)		of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
February 2022	$35.26	$28.61	$42.07	$35.50	-16.2%	-19.4%
May 2022	$40.31	$33.53	$48.44	$41.69	-16.8%	-19.6%
August 2022	$39.76	$29.91	$49.19	$37.88	-19.2%	-21.0%
November 2022	$38.32	$30.70	$46.20	$37.49	-17.1%	-18.1%
February 2023	$37.96	$33.66	$44.78	$41.54	-15.2%	-19.0%
May 2023	$36.24	$30.50	$43.13	$37.56	-16.0%	-18.8%
August 2023	$36.64	$31.82	$42.99	$37.99	-14.8%	-16.2%
November 2023	$35.75	$31.83	$42.36	$37.75	-15.6%	-15.7%
February 2024	$36.10	$33.17	$43.29	$40.42	-16.6%	-17.9%
May 2024	$41.60	$36.40	$50.04	$43.94	-16.9%	-17.2%
August 2024	$45.11	$39.46	$52.99	$47.58	-14.9%	-17.1%

(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on the net asset value on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).
(3)	Calculated based on the information presented.

Acquiring Fund
					Premium/(Discount) as a %
	Market Price(1)		Net Asset Value(2)		of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
February 2022	$31.47	$26.12	$37.58	$33.87	-16.3%	-22.9%
May 2022	$36.56	$30.03	$43.47	$38.06	-15.9%	-21.1%
August 2022	$36.15	$27.57	$43.87	$34.31	-17.6%	-19.6%
November 2022	$35.75	$29.78	$42.82	$35.33	-16.5%	-15.7%
February 2023	$34.12	$30.89	$41.13	$36.86	-17.0%	-16.2%
May 2023	$31.59	$26.95	$38.16	$33.49	-17.2%	-19.5%
August 2023	$31.12	$27.39	$36.81	$33.89	-15.5%	-19.2%
November 2023	$30.60	$26.98	$36.03	$31.47	-15.1%	-14.3%
February 2024	$29.82	$27.63	$35.65	$34.24	-16.4%	-19.3%
May 2024	$35.15	$29.17	$41.74	$36.28	-15.8%	-19.6%
August 2024	$36.98	$32.65	$42.45	$39.53	-12.9%	-17.4%

(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on the net asset value on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).
(3)	Calculated based on the information presented.

The shares of common stock of each Fund have historically traded at a discount to net asset value. It is not possible to state whether the Acquiring Fund common stock will trade at a premium or discount to net asset value following the Merger, or what the extent of any such premium or discount might be.

Investment Objective and Principal Investment Strategies. The Funds have similar investment objectives and policies, but there are differences. Each Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. Each of the Funds has substantially identical fundamental investment policies, with the only difference being that the Acquiring Fund concentrates (invests at least 25% or more of total assets) in the group of industries constituting the energy infrastructure sector, whereas the Target Fund concentrates (invests at least 25% or more of total assets) in the group of industries constituting the energy sector. For a complete listing of these fundamental investment policies of the Acquiring Fund see “Proposal 1: Authorization of the Merger— D. Additional Information About the Investment Policies of the Acquiring Fund and Management of the Fund—Investment Policies” at page 43.

The following summary compares the current principal investment strategies and policies of the Acquiring Fund with the current principal investment policies and strategies of the Target Fund as of the date of this Joint Prospectus/proxy Statement.

Target Fund(1)	Acquiring Fund(2)	Compare
Non-Fundamental Principal Investment Policies

Principal Investment Strategy	Principal Investment Strategy	Principal Investment Strategy

Under normal circumstances, the Target Fund invests at least 80% of its total investments in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, with at least 50% of its total investments in equity securities of natural gas infrastructure entities.	Under normal circumstances, the Acquiring Fund invests at least 90% of its total investments, defined as the value of all investments reported as total investments in its schedule of investments, in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing, or marketing natural gas, natural gas liquids, coal, crude oil, or refined petroleum products, or exploring, developing, managing, or producing such commodities. Additionally, energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity.	The Target Fund emphasizes natural gas infrastructure entities, while the Acquiring Fund invests more broadly in energy infrastructure companies.

Master Limited Partnerships	Master Limited Partnerships	Master Limited Partnerships

As a regulated investment company, the Target Fund may invest up to 25% of its total assets in MLPs.	As a regulated investment company, the Acquiring Fund may invest up to 25% of its total assets in MLPs.	Identical.

Restricted Securities	Restricted Securities	Restricted Securities

The Target Fund may also invest up to 50% of its total investments in restricted securities, primarily through direct investments. The aggregate of all Target Fund investments in private companies that do not have any publicly traded shares or units is limited to 5% of its total investments.	The Acquiring Fund may invest up to 30% of its total investments in restricted securities, primarily through direct placements. Subject to this policy, the Acquiring Fund may invest without limitation in illiquid securities. The aggregate of all Acquiring Fund investments in private companies that do not have any publicly traded shares or units are limited to 5% of its total investments.	The Target Fund may invest to a great degree in restricted securities.

Below Investment Grade	Below Investment Grade	Below Investment Grade

The Target Fund may invest up to 20% of its total investments in debt securities of midstream energy companies, including securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser. The Target Fund currently has no specific maturity policy with respect to debt securities.

	The Acquiring Fund may invest up to 25% of its total investments in debt securities of energy infrastructure companies, including certain securities rated below investment grade (“junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B− by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.	The Target Fund limits below investment grade investments to 20% and the Acquiring Fund limits below investment grade investments to 25%.

Single Issuer	Single Issuer	Single Issuer

The Target Fund will not invest more than 10% of its total investments in any single issuer.	The Acquiring Fund will not invest more than 10% of its total investments in any single issuer.	Identical.

Short Sales	Short Sales	Short Sales

The Target Fund will not engage in short sales.	The Acquiring Fund will not engage in short sales.	Identical.

Covered Call Options	Covered Call Options	Covered Call Options

The Target Fund may write covered call options, up to 10% of its total investments.	The Acquiring Fund may write covered call options, up to 10% of its total investments.	Identical.

Temporary Defensive Measures	Temporary Defensive Measures	Temporary Defensive Measures

Although inconsistent with the Target Fund’s investment objective, under (i) adverse market or economic conditions which results in the Target Fund taking a temporary defensive position or (ii) pending investment of offering or leverage proceeds, the Target Fund may invest 100% of its total investments in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities.

	Under adverse market or economic conditions, the Acquiring Fund may invest up to 100% of its total investments in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be consistent with a defensive posture (collectively, “short-term securities”), or may hold cash.	Unlike the Acquiring Fund, the Target Fund may utilize temporary defensive measures pending investment of offering or leverage proceeds in addition to under adverse market or economic conditions.

Interest Rate Transactions	Interest Rate Transactions	Interest Rate Transactions

The Target Fund may use interest rate transactions for economic hedging purposes only, in an attempt to reduce the interest rate risk arising from its leveraged capital structure. The Target Fund does not intend to hedge the interest rate risk of its portfolio holdings.	The Acquiring Fund may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from its leveraged capital structure. The Acquiring Fund does not intend to hedge the interest rate risk of its portfolio holdings.	No material differences. Differences arise solely from word choice.

(1)	Investment limitations stated as a maximum percentage of the Target Fund’s assets or investments are only applied immediately after, and because of, an investment or a transaction by the Target Fund to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Target Fund’s investment limitations. We define total assets as the value of securities, cash or other assets held, including securities or assets obtained through leverage, and interest accrued but not yet received. We define “total investments” as the value of all investments reported as total investments in the Fund’s schedule of investments.

(2)	Investment limitations stated as a maximum percentage of the Acquiring Fund’s assets or investments are only applied immediately after, and because of, an investment or a transaction by the Acquiring Fund to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Acquiring Fund’s investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

Leverage. Each Fund currently employs leverage through borrowings and preferred stock. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Target Fund (NTG)	2023	2022	2021
Asset Coverage –—Preferred Stock	506%	480%	433%
Asset Coverage — Borrowings	680%	702%	543%

Acquiring Fund (TYG)	2023	2022	2021
Asset Coverage –—Preferred Stock	453%	402%	395%
Asset Coverage — Borrowings	677%	529%	519%

Please refer to the financial highlights in Appendix for asset coverage ratios for each of the last ten fiscal years.

Asset Type. A comparison of the asset type and investment structure of the portfolios of the Funds, as of May 31, 2024, is set forth below.

Target Fund

Acquiring Fund

Risks of the Funds. Because the Target Fund and the Acquiring Fund have similar principal investment strategies, they are subject to some of the same risks, including cybersecurity risk, epidemic risk, capital markets risk, restricted securities risk, equity securities risk, MLP risk, liquidity risk, concentration risk and market discount risk, although the Target Fund is subject to certain additional risks due to its emphasis on natural gas infrastructure entities. The Merger is also subject to certain risks, such as the risk that the anticipated benefits of the Merger may not be realized, as well as certain tax-related risks and considerations. See “Proposal 1: Authorization of the Merger— B. Risk Factors—Principal Risks Comparison” at page 11.

Description of the Shares. The shares of the Target Fund and the Acquiring Fund have similar voting rights, the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Holders of shares of common and preferred stock of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote.

Share Information.

Fund	Authorized Common Shares	Common Shares Outstanding	Par Value Per Share	Preemptive, Appraisal or Exchange Rights	Rights to Cumulative Voting	Exchange on which Shares are Listed
Target Fund	100,000,000	5,092,810	$0.001	None	None	NYSE
Acquiring Fund	100,000,000	10,764,933	$0.001	None	None	NYSE

In addition, the Target Fund currently has 550,151 outstanding shares of Mandatory Redeemable Preferred Stock (“MRP Shares”), with a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of Target Fund MRP Shares are entitled to receive cash interest payments each quarter at a fixed rate until maturity.

Fund	MRP Series	MRP Shares Outstanding	Liquidation Value	Aggregate Liquidation Preference	Mandatory Redemption Date
Target Fund	Series E*	153,939	$25.000	$3,848,475	December 13, 2024
Target Fund	Series F	96,212	$25.000	$2,405,300	December 13, 2027
Target Fund	Series H	300,000	$25.000	$7,500,000	December 17, 2027

*	Expected to be redeemed on or before the Closing Date (as defined below).

The Acquiring Fund currently has 3,566,061 outstanding shares of MRP Shares, with a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of Acquiring Fund MRP Shares are entitled to receive cash interest payments semi-annually at a fixed rate until maturity.

Fund	MRP Series	MRP Shares Outstanding	Liquidation Value	Aggregate Liquidation Preference	Mandatory Redemption Date
Acquiring Fund	Series E	1,566,061	$10.000	$15,660,610	December 17, 2024
Acquiring Fund	Series F	2,000,000	$10.000	$20,000,000	December 17, 2026

Distributions and Dividend Reinvestment Plan. Each Fund has adopted a managed distribution policy. Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending NAV per share for the prior fiscal semi-annual period, provided that the Acquiring Fund intends to increase distributions by approximately 40% after the Merger. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the managed distribution policy, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. A Fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise tax distribution requirements. Distribution amounts are subject to change from time to time at the discretion of a Board of Directors of the Fund.

In connection with the managed distribution policy, the Funds are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. NTG distributes a fixed amount per share of common stock, currently $0.81, each quarter to its common stockholders. TYG distributes a fixed amount per common stock, currently $0.78, each quarter to its common stockholders.

Dividends from net investment income of the Acquiring Fund, if any, are expected to be declared and paid quarterly by the Acquiring Fund. The Acquiring Fund will distribute its net realized capital gains, if any, to stockholders at least annually. Distributions in cash from the Acquiring Fund may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker. Distributions are taxable for federal income tax purposes whether they are paid in cash or reinvested in additional shares.

Fees and Expenses

The following tables set forth the fees and expenses of investing in shares of the Target Fund and the Acquiring Fund. Expenses for the Target Fund and Acquiring Fund are based on operating expenses for the six-month period ended May 31, 2024 (annualized). The pro forma annual operating expenses are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of May 31, 2024. These pro forma projections include the change in operating expenses expected because of the Merger, assuming the Combined Fund’s capital structure and asset levels as of May 31, 2024. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	NTG Target Fund Based on Net Assets(1)	TYG Acquiring Fund Based on Net Assets(1)	Combined Fund pro forma(2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	1.18%	1.22%	1.19%
Dividends and Expenses on Preferred Stock and Interest and Related Expenses from Borrowings and Other Leverage Expenses	0.98%	1.18%	1.07	%(4)
Other Expenses	0.55%	0.39%	0.31%
Income Tax Expense	0.02%	0.07%	0.05%
Total Fund Expenses	2.73%	2.86%	2.62%
Less Expenses Reimbursed by Adviser	-	-	-
Total Annual Fund Expenses (net of expense reimbursement)	2.73%	2.86%	2.62%

(1)	Based on average daily net assets for the six-month period ended May 31, 2024.
(2)	Assumes the consummation of the Merger.
(3)	The management fee of each Fund is based on its Managed Assets, which means the average daily gross asset value of the Fund (which includes assets attributable to the principal amount of any borrowings), minus accrued liabilities (other than the principal amount of such borrowings).
(4)	Includes the amortization of offering costs for the issuance of preferred shares by the Acquiring Fund (TYG in the Merger).

Example

The following example is intended to help you compare the costs of investing in the shares of the Combined Fund on a pro forma basis following the Merger with the costs of investing in the Target Fund and the Acquiring Fund absent the Merger. An investor would pay the following expenses on a $1,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown whether you hold or sell your shares.

	1 Year	3 Years	5 Years	10 Years
NTG Target Fund (based on net assets)	$28	$85	$145	$307
NTG Target Fund (based on Managed Assets)	$22	$68	$117	$252
TYG Acquiring Fund (based on net assets)	$29	$89	$151	$319
TYG Acquiring Fund (based on Managed Assets)	$23	$70	$120	$257
Combined Fund (based on net assets)	$27	$82	$139	$296
Combined Fund (based on Managed Assets)	$21	$65	$112	$241

The Board of Directors of the Target Fund recommends that stockholders approve the Merger at the Meeting to be held on November 25, 2024. Stockholder approval of the Merger requires the affirmative vote of the majority of votes of the Target Fund entitled to be cast on the matter. Lenders under the Funds’ unsecured revolving credit facility and senior notes will not vote on the Merger. See “Proposal 1: Authorization of the Merger—C. Information About the Merger—Capitalization” at page 23.

Subject to the requisite approval of the stockholders of the Target Fund with regard to the Merger and the requisite approval of the stockholders of the Acquiring Fund with regard to the Share Issuance, it is expected that the closing date of the Merger (the “Closing Date”) will occur in the fourth quarter of 2024, but it may be at a different time as described herein.

The Board of Directors of the Target Fund unanimously recommends that Target Fund stockholders vote “FOR” the Merger.

B. Risk Factors

In evaluating the Merger, you should carefully consider the risks of the Acquiring Fund to which you will be subject if the Merger is approved and completed. An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Acquiring Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions, if applicable.

Principal Risks Comparison

The following table provides a comparison of the principal risks of the Target Fund and the Acquiring Fund. The principal risks below should be considered in your evaluation of the Merger. Because the table categorizes risk heading titles only, it is possible that the descriptions of the risks could encompass broader concepts for one Fund compared to another Fund or include multiple associated risks under a single heading. Therefore, a description of the risks associated with each heading is included below the table to provide a more detailed discussion of each risk.

Principal Investment Risk	Target Fund	Acquiring Fund
Capital Markets Volatility Risk	X	X
Concentration Risk	X	X
Industry Specific Risk	X	X
MLP Risk	X	X
Equity Securities Risk	X	X
Smaller Company Securities Risk	X	X
Delay In Use of Proceeds Risk	X	X
Capital Markets Risk	X	X
Hedging Strategy Risk	X	X
Competition Risk	X	X
Restricted Security Risk	X	X
Liquidity Risk	X	X
Covered Call Risk	X	X
Valuation Risk	X	X
Non-diversification Risk	X	X
Tax Risk	X	X
Debt Securities Risk	X	X
Below Investment Grade Securities Risk	X	X
Epidemic Risk	X	X
Cybersecurity Risk	X	X
Management Risk	X	X
Subsidiary Risk	X	X
Leverage Risk	X	X
Market Impact Risk	X	X
Dilution Risk	X	X
Market Discount Risk	X	X

Many of the principal investment strategies, and the related risk factors, of the Target Fund and the Acquiring Fund are similar, but there are also differences as well, as discussed in this Joint Proxy Statement/Prospectus. References to “we” “us” or “our” below are references to the Acquiring Fund.

Risks Associated with an Investment in the Acquiring Fund

General. We are a non-diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

The following are the general risks of investing in our securities that affect our ability to achieve our investment objective. The risks below could lower the returns and distributions on common stock and reduce the amount of cash and net assets available to make distribution payments on preferred stock and interest payments on debt securities.

Capital Markets Volatility Risk. Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of energy infrastructure entities in which we invest. If the value of our investments decline or remain volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of energy infrastructure entities to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. Energy infrastructure entities that have historically relied heavily on outside capital to fund their growth may be impacted by a slowdown in the capital markets. The performance of the energy infrastructure sector is dependent on several factors including the condition of the financial sector, the general economy and the commodity markets.

Concentration Risk. Under normal circumstances, we concentrate our investments in the energy infrastructure sector. Risks inherent in the energy infrastructure business include the following:

●	Unregulated power, processing and coal entities may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other energy entities due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline and regulated power entities are generally not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane entities do own the underlying energy commodity, the Adviser seeks high quality midstream and power entities that are able to mitigate or manage direct margin exposure to commodity price levels. The energy and power infrastructure sector can be hurt by market perception that the entities’ performance and distributions are directly tied to commodity prices.

●	The profitability of energy and power infrastructure entities, particularly processing and pipeline entities, may be materially impacted by the volume of energy commodities available for transporting, processing, storing, producing or distributing. A significant decrease in the demand for or production of energy commodities, due to economic factors, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of energy and power infrastructure entities and, therefore, the ability of the entities to generate attractive returns.

●	A portion of any one midstream entity’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an entity’s ability to make distributions. Often midstream energy entities depend upon exploration and development activities by third parties.

●	Energy and power infrastructure entities employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some entities may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

●	The profitability of energy and power infrastructure entities could be adversely affected by changes in the regulatory environment. Most energy entities’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain assets are constructed, maintained and operated and the prices such entities may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of a midstream energy process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure energy entities may face.

●	Energy and power infrastructure company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose significant additional costs. Energy and power infrastructure companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities could be adversely affected. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

Increased regulatory scrutiny of hydraulic fracturing could result in additional laws and regulations or, potentially, prohibit the action. Hydraulic fracturing is a common practice used by energy companies to stimulate production of natural gas and/or crude oil from unconventional reservoirs. The process involves the injection of water, sand, and additives under pressure into a targeted subsurface formation. The water and pressure create fractures in the rock formations, which are held open by the grains of sand, enabling the crude oil or natural gas to flow to the wellbore. Increased regulatory scrutiny of disposal wastewater, which is a byproduct of hydraulic fracturing and production of unconventional reserves and must be disposed, could result in additional laws or regulations governing such disposal activities.

While we are not able to predict the likelihood of such an event or its impact, it is possible that additional restrictions on hydraulic fracturing or wastewater disposal could result in a reduction in production of crude oil, natural gas and natural gas liquids. The use of hydraulic fracturing is critical to the recovery of economic amounts of crude oil, natural gas and natural gas liquids from unconventional reserves, and the associated wastewater must be disposed. Midstream energy entities have increasingly focused on the construction of midstream assets to facilitate the development of unconventional reservoirs. As a result, restrictions on hydraulic fracturing or wastewater disposal could have an adverse impact on the financial performance of midstream energy entities.

●	Natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, Hurricane Sandy in 2012 and Hurricane Harvey in 2017, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the energy and power infrastructure industry.

●	A rising interest rate environment could adversely impact the performance of energy and power infra entities. Rising interest rates could limit the capital appreciation of equity units these entities as a result of the increased availability of alternative investments at competitive yields. Rising interest rates also may increase an entity’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit cash flow growth rates.

●	Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline and power infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in energy commodities and could affect the market for products of energy entities.

●	Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (1) tax risks (described below), (2) limited ability to elect or remove management, (3) limited voting rights, except with respect to extraordinary transactions, and (4) conflicts of interest of the general partner, including those arising from incentive distribution payments.

Industry Specific Risk. Energy infrastructure companies also are subject to risks specific to the industry they serve.

●	Pipeline entities are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline entities are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline entity could have a material adverse effect on the business, financial condition, results of operations and cash flows of that pipeline entity and its ability to make cash distributions to its equity owners.

●	Power and utility companies are heavily regulated by U.S. federal, state and local government regulations and policies concerning the electric utility industry, as well as policies promulgated by electric utilities. Power and utility companies a subject to risks including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, In many regions of United States, the Utility Industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other factors.

●	Gathering and processing entities are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of natural gas liquids products and natural gas prices, resulting in lower processing margins.

MLP Risk. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including governance risk, tax risk, and cash flow risk. Governance risk involves the risks associated with the ownership structure of MLPs. MLPs are also subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes, or might otherwise be subject to federal income tax as a result of an audit of a previously filed tax return. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our shares of common stock.

Equity Securities Risk. Equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the energy and power sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer.

Smaller Company Securities Risk. Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

Hedging Strategy Risk. We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease the cash available to us for payment of distributions or interest. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in our net assets. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

Competition Risk. At the time we completed our initial public offering in February 2004, we were the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. Since that time several alternatives to us as vehicles for investment in a portfolio of energy infrastructure MLPs and midstream entities, including other publicly traded investment companies and private funds, have emerged. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest or distribution payments.

Restricted Security Risk. We may invest up to 30% of total assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for us. However, we could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933, as amended (the "1933 Act")

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by us with the issuer at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Liquidity Risk. Although common units of MLPs and other midstream entities trade on the NYSE, NYSE MKT LLC (formerly known as AMEX), and the Nasdaq National Market, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices of such entities may display abrupt or erratic movements at times. Additionally, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities or to dispose of securities. Our clean-energy related private equity investments will be highly illiquid, and we will likely be able to sell such securities only in privately negotiated transactions with another investor or group of investors. Depending on prevailing market conditions, there can be no assurance that we will be able to sell such investments on favorable terms, if at all. This also may affect adversely our ability to make required interest payments on the debt securities and distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Covered Call Risk. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities, including:

●	There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

●	The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. As the writer of a covered call option, we forego, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but retain the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which we have written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which we have written covered call options decline rapidly and materially, we could sustain material depreciation or loss to the extent we do not sell the underlying securities (which may require us to terminate, offset or otherwise cover our option position as well).

●	There can be no assurance that a liquid market will exist when we seek to close out an option position. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options may include, but are not limited to, the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities may not be adequate to handle current trading volume; or (vi) the relevant exchange could discontinue the trading of options. In addition, our ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.

●	The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. Any of the foregoing could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy.

●	The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

●	If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

Valuation Risk. Market prices generally will not be available for restricted securities or securities of private companies, and the value of such investments ordinarily will be determined based on fair valuations determined by the Adviser pursuant to procedures adopted pursuant to Rule 2a-5. Similarly, common units acquired through direct placements will be valued based on fair value determinations because of their restricted nature; however, the Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our NAV. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. This may affect adversely our ability to make required interest payments on the debt securities and distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Non-diversification Risk. We are a non-diversified, closed-end management investment company under the 1940 Act that intends to be treated as a RIC under the Code. Accordingly, there are no regulatory limits under the 1940 Act, but are limitations under the Code, on the number and size of securities that we hold. We may invest more assets in fewer issuers as compared to a diversified fund.

Tax Risk. We elected to be treated as a RIC for our fiscal year ending November 20, 2023, and intend to continue to qualify as a RIC under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail under “Federal Income Taxes” in the SAI. Although we intend to continue to qualify as a RIC, certain built-in gains that were present in our portfolio at the time of our conversion to RIC status remain subject to federal income tax at the fund level at regular corporate rates if such built-in gains are recognized within the period specified in the Code. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution to stockholders will be reduced.

Debt Securities Risk. Investments in debt securities are generally subject to credit risk, extension risk, interest rate risk, prepayment risk and spread risk:

●	Credit Risk. Credit risk is the risk that the market value of debt securities may decline if the issuer or the borrower, or a guarantor, defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making timely payments of principal or interest. We could lose money if the issuer of or borrower under, or a guarantor of, a debt security defaults or is unable or unwilling to make timely principal or interest payments. The lower quality or unrated securities in which we invest may present increased credit risk as compared to higher rated securities, including the possibility of default or bankruptcy.

●	Extension Risk. During periods of rising market interest rates, it becomes more expensive for a borrower to refinance its existing debt obligations. During such periods, repayments of debt securities may occur more slowly than anticipated by the market because the issuer or borrower will prefer to pay interest at a lower rate. This may cause the market prices of such debt securities to decline.

●	Interest Rate Risk. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. Our investment in such securities means that the NAV and market price of our common stock will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Debt securities with longer maturities tend to be more sensitive to changes in market interest rates, typically making their prices more volatile than securities with shorter maturities. The Federal Reserve recently raised the federal funds rate several times and has indicated that it may continue to do so. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices.

●	Prepayment, Call or Reinvestment Risk. Many issuers and borrowers have a right to prepay their debt securities prior to the stated maturity date. If market interest rates fall, an issuer or borrower may exercise this right to refinance its debt obligations at a lower rate. In that event, a holder of the issuer’s or borrower’s debt securities will not benefit from the rise in market price that normally accompanies a decline in market interest rates. Reinvestment risk is the risk that, upon the sale or repayment (at maturity or otherwise) of debt securities we hold, we will be required to reinvest the proceeds in debt securities paying lower interest rates than the debt securities that were sold or repaid. In this event, our distribution rate may decline. A decline in the income we receive from our investments is likely to have a negative effect on our market price, net asset value and/or overall return.

●	Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

Below Investment Grade Securities Risk. Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities, or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on our NAV and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The corporate debt securities in which we invest generally will be high yield debt securities. Because the performance of high yield corporate debt securities, especially during periods of market stress, may be affected by changes, or perceived changes, in the issuer’s business, financial condition or prospects, the performance of our investments in high yield corporate debt securities may be correlated with the performance of equity securities, including the equity securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common stockholders with any of the benefits typically associated with asset class diversification.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent us from executing advantageous investment decisions in a timely manner and negatively impact our ability to achieve our investment objectives. Any such event(s) could have a significant adverse impact on our value and risk profile.

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

Management Risk. Our Adviser was formed in 2002 to provide portfolio management to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing our portfolio since we began operations. As of September 30, 2024, our Adviser had client assets under management of approximately $8.2 billion. To the extent that the Adviser’s assets under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Subsidiary Risks. By investing in any subsidiary, we will be indirectly exposed to the risks associated with such subsidiary’s investments. The instruments that will be held by any subsidiary will generally be similar to those that are permitted to be held by the Acquiring Fund and will be subject to the same risks that apply to similar investments if held directly by the Acquiring Fund. The subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted in this Joint Proxy Statement/Prospectus will not be subject to all the protections of the 1940 Act. However, we will wholly own and control any subsidiary, and we and any subsidiary will each be managed by our Adviser and will share the same portfolio management team. Our Board of Directors will have oversight responsibility for the investment activities of the Acquiring Fund, including its investment in the subsidiaries, and our role as sole shareholder of any subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a subsidiary if formed could result in our inability or the inability of the subsidiaries to operate as described in this Joint Proxy Statement/Prospectus and the Merger Statement of Additional Information and could adversely affect the Acquiring Fund.

Additional Risks to Common Stockholders of the Acquiring Fund

Leverage Risk. Our use of leverage through the issuance of preferred stock and senior notes along with the issuance of any additional preferred stock or debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on the Adviser’s ability to predict or correctly hedge interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to the Adviser will be calculated based on Managed Assets, the fees will increase when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing our portfolio in accordance with our investment objective and policies.

Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock.

Dilution Risk. The voting power of current stockholders will be diluted to the extent that current stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance. See “Proposal 1: Authorization of the Merger—C. Additional Information About the Merger—Description of Shares of Common Stock to be Issued by the Acquiring Fund” at page 31.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV because of investment activities. Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.

Additional Risks to Senior Security Holders of the Acquiring Fund

Generally, an investment in preferred stock or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk. Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk. Preferred stock will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions or other distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements, and the payment of principal or interest is not in default with respect to the Tortoise Notes or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem some senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

C. Information About the Merger

The Merger seeks to combine two similar and compatible Funds. Each Fund (i) is registered as a non-diversified, closed-end management investment company under the 1940 Act, (ii) has an investment objective of providing its stockholders a high level of total return with an emphasis on current distributions, (iii) seeks to achieve that objective by investing primarily in energy infrastructure companies, while the Target Fund focuses on natural gas infrastructure entities and (iv) is managed by the Adviser. The Merger will also permit each Fund to pursue this investment objective and strategy in a larger fund that will continue to focus on the midstream energy infrastructure sector.

Terms of the Agreement and Plan of Merger

General. The Agreement and Plan of Merger (the “Merger Agreement”), a form of which is attached as Appendix A, provides for the merger of the Target Fund with and into the Merger Sub, with shares of common stock of the Target Fund being converted into newly issued shares of common stock of the Acquiring Fund (with cash being distributed in lieu of any fractional shares of Acquiring Fund common stock). As a result, the Merger Sub shall succeed to and possess all of the rights, privileges and powers of the Target Fund and the Merger Sub shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Target Fund. As soon as practicable following the completion or termination of the Merger, the Merger Sub will merge with and into the Acquiring Fund and the Acquiring Fund will be the surviving entity in such merger. The aggregate net asset value of the shares of Acquiring Fund common stock received by stockholders of the Target Fund in the Merger (including for this purpose the fractional shares of Acquiring Fund common stock to which the Target Fund stockholders would be entitled) will equal, as of the close of trading on the NYSE on the Business Day immediately prior to the Closing Date (as defined below), the aggregate net asset value of the shares of Target Fund common stock held by such stockholders as of such time. Following the consummation of the Merger, the legal existence of the Target Fund shall cease and its registration under the 1940 Act will be terminated. As a result of the Merger the Target Fund MRP Shares will be converted into newly-issued New Acquiring Fund MRP Shares having substantially the same terms as the Target Fund MRP Shares immediately prior to the closing of the Merger.

The closing date for the Merger is expected to be in the fourth quarter of 2024 (the “Closing Date”). If stockholders of the Target Fund do not approve the Merger or stockholders of the Acquiring Fund do not approve the Share Issuance, each Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations or continuing to operate such Fund as a closed-end management investment company.

Acquiring Fund Common Stock to Be Issued. The newly issued shares of Acquiring Fund common stock to be issued in the Merger will be distributed (either directly or through an agent) to the Target Fund stockholders upon the conversion of their shares of Target Fund common stock in the names of and in the amounts due to the stockholders of the Target Fund based on their respective holdings in the Target Fund immediately prior to the closing of the Merger. Ownership of shares of Acquiring Fund common stock will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing the Acquiring Fund common stock in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund common stock.

In the event Target Fund stockholders would be entitled to receive fractional shares of Acquiring Fund common stock, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all Target Fund stockholders entitled to receive such fractional shares, and each such Target Fund stockholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares of Acquiring Fund common stock, the Acquiring Fund’s transfer agent will act directly on behalf of Target Fund stockholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund stockholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Expenses. The direct expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be borne by the Funds, and therefore indirectly their common stockholders. Direct Merger related expenses include, without limitation: costs related to the preparation and filing of this Joint Proxy Statement/Prospectus and other proxy solicitation materials, postage, printing costs, proxy solicitation expenses, legal fees, accounting fees, SEC registration fees, NYSE listing fees and other related administrative or operational costs. The Adviser estimates that the amount of direct expenses to be incurred by the Funds will be approximately $669,002 (or, when allocated accordingly based on net assets or to a specific Fund, approximately $0.04 per share of the Target Fund and $0.05 per share of the Acquiring Fund). Each Fund has engaged EQ Fund Solutions, LLC to assist in the solicitation of proxies at an estimated cost of $287,319 plus reasonable expenses, which is included in the expense estimate above. The Adviser and each Fund’s Board of Directors believe that the benefits of the Merger, including the anticipated reduction in the trading discount of each Fund’s shares of common stock and the lower ongoing expenses of the Acquiring Fund, will offset the costs of the Merger.

Amendments. The Merger Agreement may be amended, modified, or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Acquiring Fund. Notwithstanding the foregoing, following the receipt of Target Fund stockholder approval of the Merger Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of shares of Acquiring Fund common stock to be issued to the stockholders of the Target Fund under the Merger Agreement to the detriment of such stockholders without their further approval.

Conditions. Under the terms of the Merger Agreement, the closing of the Merger is subject to the satisfaction or waiver (if permissible) of certain conditions, which include: (i) the requisite approval of the Merger by the stockholders of the Target Fund and the Share Issuance by the stockholders of the Acquiring Fund; (ii) the delivery of all required consents, orders and permits of federal, state and local regulatory authorities; (iii) the receipt by each Fund of customary legal opinions; and (iv) each Fund’s receipt of an opinion that the Merger will qualify as a reorganization for federal income tax purposes (which condition to receive such opinion may not be waived).

Termination. The Merger Agreement may be terminated by the mutual agreement of the parties and may be effected by the Chief Executive Officer or any Vice President of a Fund, without further action by the Board of Directors of either Fund. Additionally, the Merger Agreement may be terminated by either Fund, at its option, at or before the closing date of the Merger due to: (i) a breach by the non-terminating party of any representation, warranty, or agreement to be performed at or before the closing of the Merger, if not cured within 30 days of notification to the breaching party and prior to the closing of the Merger; (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board of Directors of either Fund that the consummation of the transactions contemplated in the Merger Agreement is not in the best interests of its respective Fund.

If the Merger is not approved by stockholders of the Target Fund or is not completed, the Target Fund and the Acquiring Fund will each continue to operate as a standalone Maryland corporation advised by the Adviser and will each continue its investment activities in the normal course.

Background and Board Considerations Relating to the Proposed Merger

On September 4, 2024, the Board of the Target Fund and the Board of the Acquiring Fund approved the Merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund. The Boards of Directors of the Funds are comprised of the same individual directors. The Boards considered the Merger over the course of a series of meetings held in July, August and September 2024. At those meetings, the Adviser, discussed with the Boards its reasons for proposing the Merger. The Adviser and the Boards recounted various efforts at exploration of strategic alternatives for the Funds in recent years, and the Adviser stated that it had conducted an overall review of its investment product offerings and a renewed evaluation of strategic alternatives for each of the Funds in light of certain pressing factors, including, among others, discount levels of the trading price of the Funds’ shares compared to NAV, the use and risks of leverage, the marketplace for CEFs in the energy infrastructure sector, and continued focus on the Funds by activist investors with sizable holdings of the common stock of the Funds.

The Adviser reviewed the strategic alternatives for the Funds that had been evaluated by the Adviser and the Boards, including:

●	maintaining the status quo,

●	liquidation,

●	merging the Funds and remaining a CEF managed by the Adviser,

●	merging the Funds into one or more funds managed by another advisor,

●	different combinations of merger, involving CEFs, open end funds and exchange traded funds (“ETFs”),

●	changing investment strategies for the Funds, and

●	potential strategic transactions by the Adviser.

The Adviser noted that it had retained outside consultants and legal counsel to assess various strategic alternatives for the Funds and related regulatory and tax consequences. The Adviser discussed its evaluation of strategic alternatives considered for each of the Funds in light of relevant factors, including:

●	discount-to-NAV levels of current trading prices for the Funds,

●	the scale of the Funds and potential economies of scale, including cost savings,

●	the marketplace for closed-end funds in the energy infrastructure investment sector,

●	the overlap in the investing focus of the two Funds and the differentiation of the Funds with the Adviser’s other investment offerings,

●	extent, use and risk of leverage and covered call writing strategies,

●	suitability of different investment strategies for different investment vehicles,

●	the Funds’ tax structure and potential tax consequences of a transaction,

●	direct and indirect costs to stockholders associated with the strategic alternatives,

●	activist investor positions and the costs related to proxy campaigns involving the Funds and related litigation,

●	the value of certain stockholder claims and demands, and

●	other market, investment, operational and tax considerations.

In connection with the meetings at which the Merger was discussed, the Adviser provided the Boards with a variety of materials relating to the Merger, including the rationale for and expected benefits and costs of the Merger and evaluation of other strategic alternatives. Based on all the information reviewed, the Adviser expressed its belief that combining the Target Fund into the Acquiring Fund was the best alternative for existing stockholders of the Funds and that the Boards should approve and recommend that stockholders of each of the Funds approve the Merger proposal for their Fund.

In connection with the meetings and prior to approving the Merger, the Directors who are not “interested persons” (as defined in the 1940 Act) of any of the Funds (the “Independent Directors”) met in several private sessions and reviewed the information provided and discussed the proposed Merger with their independent legal counsel.

Based upon all the information provided and the discussions at the meetings, the Boards, including all of the Independent Directors, approved the Merger, and determined that the Merger would be in the overall best interests of each Fund and that the interests of the existing stockholders of the Funds would not be diluted as a result of the Merger. Accordingly, the Target Fund Board recommends that stockholders of the Target Fund approve the Merger and the Acquiring Fund Board recommends that stockholders of the Acquiring Fund approve the Share Issuance.

In determining to approve the Merger and to recommend that stockholders of each of the Funds approve the Merger proposal for their Fund, the Boards considered, among other things, the following factors:

●	Potential for Higher Distributions and Reduction of Trading Discount. The Fund Boards considered the potential for higher common stock net earnings and distribution levels following the Merger, due to certain operating economies from the combined fund’s scale, which may lead to the potential reduction of the discount levels of the trading price of the Funds’ shares compared to NAV. In particular the Fund Boards noted the Acquiring Fund’s intent to increase distributions by approximately 40% after the Merger, which the Adviser stated could help to reduce the NAV discount level.

●	Compatibility of Portfolio Management Team, Investment Objectives, Policies and Risks. The Boards considered the proposed portfolio management team, investment objective and investment strategies for the Acquiring Fund and how they compared to those of the Target Fund.

o	The Boards considered that the Target Fund and the Acquiring Fund would be advised by the Adviser and managed by the same portfolio management team that currently manages the Funds.

o	The Boards noted the Target Fund and the Acquiring Fund have a common investment objective –high level of total return, emphasizing current distributions—but that the Target Fund’s investment focus was in companies in the natural gas infrastructure sector whereas the Acquiring Fund would continue TYG’s broader investment focus of companies in the energy infrastructure sector generally.

●	Continuation of the Funds’ Closed-End Structure. The Fund Boards considered the Adviser’s discussion of the benefits and risks of the Funds’ current CEF structure, including that because CEFs are not continuously offered and do not have daily redemptions, they are able to avoid the portfolio trading costs associated with managing flows in and out of the Fund.

o	In weighing the advantages and disadvantages of CEF and open-end ETF structures, the Boards considered the CEF ability to obtain structural leverage provided by preferred stock and indebtedness (subject to certain limits under the 1940 Act), whereas structural leverage is not permitted for open-end ETFs. While the Fund Boards noted that structural leverage in a CEF can magnify losses in a down market and that the cost of leverage is increased as a result of higher interest rates, they noted that leverage potentially allows higher earnings and distribution rates that, according to the Adviser’s statement, are attractive to CEF investors. The Boards also considered that open ending the Funds potentially could result in significant attrition in the amount of assets managed by the Funds, thus diminishing the advantages offered by an increased scale of the Combined Fund.

●	Preferred Stock. The Boards noted that, in the Merger, the outstanding shares of each series of preferred stock of the Target Fund would be converted into newly issued shares of preferred stock of the Acquiring Fund, having substantially the same terms as in effect immediately before the Merger and, on an aggregate basis for such series, equivalent liquidation preference.

●	Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the Merger, the Boards noted that the Merger would result in larger asset size as the Funds combined and this increased size could enhance the secondary trading market and liquidity for the common stock.

●	Comparison of Fees and Expense Ratios. The Boards considered comparative expense information for the Funds and pro forma expense information for the combined Funds after Merger, noting that, as a percentage of net assets, the expected total (net) expense ratio for the Acquiring Fund after the Merger is less that the pre-Merger total (net) expense ratios for the Funds. Further, assuming the Merger is completed, it is anticipated that the Combined Fund and the Adviser will benefit as fixed costs are shared over the Combined Fund’s larger asset base.

●	Comparison of Investment Strategy Performance and Leverage. The Boards reviewed the historical performance of the Funds, noting that over short- and long-term periods they were similar. The Boards noted that the leverage levels at the Funds were also similar, currently in the range of 20-30% of assets, with a 22.5% target.

●	Anticipated Tax-Free Merger. The Boards noted the Adviser’s representation that the Merger will be structured with the intention that it qualifies as a reorganization for federal income tax purposes and that each of the Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). As such, the Merger is anticipated to be tax free (except with respect to cash received in lieu of fractional shares) to stockholders of the Funds, thus allowing each stockholder to determine the timing of when to recognize a taxable event with respect to his or her investment.

●	Expenses of the Merger. The Boards considered that the estimated direct and indirect costs of the Merger were proposed to be borne by the Funds, noting:

o	the Target Fund would have estimated costs for portfolio repositioning prior to the Merger, together with related tax consequences,

o	the estimated legal, filing and related costs to accomplish the Merger would be borne by the Funds based on their relative assets, and preferred stockholders of the Funds would not bear any such costs, and

o	the Boards determined that the benefits expected to be realized by the Funds would justify the transaction costs and taxes to be borne by the Funds.

●	Activist Environment. In addition, the Boards considered the Merger in light of the continued focus by activist investors on the Funds, including increases to already sizable positions of activist investors in the Funds, the Funds’ historical experience with activist investor campaigns and the significant costs that may be imposed on the Funds in connection with future activist campaigns, including costs associated with potential future proxy contests and litigation. The Boards considered that the Merger may have the benefits of avoiding costs related to activist campaigns.

●	Stockholder Claims and Demands. The Boards also considered the value of certain stockholder claims and demands relating to the Funds, the evaluation of such claims and demands by a committee of the Boards with the assistance of independent counsel, and the impact of the Merger on such claims and demands.

o	The Litigation. In May 2023, two stockholders of the Funds, Howard Nathanson and Gus Gordon (“Plaintiffs”), filed suit against the Funds, the Adviser, and current and former members of the boards of the Funds Conrad S. Ciccotello, Rand C. Berney, Jennifer Paquette, Alexandra Herger, and H. Kevin Birzer (the “Defendant Directors”). The suit was filed in the Circuit Court for Baltimore City after an earlier but substantively similar complaint filed in August 2022 in the District of Kansas was dismissed for Plaintiffs’ failure to comply with the Funds’ mandatory forum selection clause. The Plaintiffs assert that the Funds and the Defendant Directors breached their fiduciary duties and committed gross negligence, basing their claims on allegations concerning the Defendant Directors’ supervision of the Adviser and its use of leverage in the Funds, the Funds’ policies pertaining to leverage, the Defendant Directors’ management of the Funds during the 2020 energy market volatility, and implementation of certain corporate governance bylaw amendments in October 2020. The Plaintiffs also asserted a claim against the Adviser for rescission of the Adviser’s investment advisory contracts under Section 215 of the Investment Advisers Act, alleging that the Adviser improperly or excessively utilized leverage to increase its management fee. Plaintiffs also sought rescission and declaratory judgement that the Funds’ control share provisions violated Section 18(i) of the Investment Company Act. In November 2023, Plaintiffs voluntarily dismissed their control share provision claims. On February 16, 2024, the court ruled that (i) Plaintiffs’ claim for gross negligence and claim for rescission of the investment advisory contracts was time-barred under Maryland’s statute of limitations, and (ii) Plaintiffs’ claim for breach of fiduciary duty must be dismissed for failure to make pre-suit demand and failure to sufficiently plead that demand would have been futile. Plaintiffs appealed the decision as to demand futility in the Appellate Court of Maryland. That appeal remains pending. The Boards have considered the implications of and existence of the litigation in considering whether to approve the Merger, including that the Merger may extinguish Plaintiffs’ claims with respect to the Target Fund as Plaintiffs will no longer maintain ownership in the Target Fund.

o	The Demand. An individual stockholder of NTG and a different individual stockholder of TYG served a demand letter (“Demand”) on the Board of each Fund on April 2, 2024, demanding that the Board of each Fund initiate litigation on behalf of such Fund against the Adviser and the Defendant Directors. These two stockholders had previously filed a complaint against the directors of each Fund in the Circuit Court for Baltimore City, Maryland, docketed as Nathanson, et al. v. Tortoise Capital Advisors, LLC, Case No. 24-C-23-002372 (filed May 12, 2023) making derivative claims purportedly on behalf of each of the Funds similar to the claims asserted in the Demand. The Circuit Court dismissed the complaint on, among other grounds, the failure by stockholders to have first made demand on the Board of each Fund, and that dismissal is now on appeal by the stockholders to the Appellate Court of Maryland, No. 0370 (September Term, 2024). The Demand, which followed after the dismissal of the stockholders lawsuit, asserts that the Funds should assert claims against the Adviser and the Defendant Directors based on, among other things, the Adviser’s use of leverage and management of the Funds, the Defendant Directors’ supervision of the Adviser, the Funds’ policies pertaining to leverage, the Defendant Directors’ management of the Funds during the 2020 energy market volatility, and implementation of certain corporate governance bylaw amendments in October 2020. In response to the Demand each Fund formed a special Committee (the “Demand Review Committee”) comprised of the disinterested directors of the Boards. Independent counsel with no prior connection with the Funds or Adviser was retained by the Demand Review Committee to assist with investigating the claims raised in the Demand. With the assistance of independent counsel, the Demand Review Committee comprised of the disinterested directors of the Boards conducted an independent investigation in response to the Demand. The investigation included interviews of relevant individuals and the review and analysis of relevant minutes of the Defendant Directors and materials distributed to the Defendant Directors, email correspondence, public filings, governing documents pertaining to the Funds and other materials. Based upon that investigation, the Demand Review Committee concluded that the Funds do not have bona fide claims against the Adviser or the Board in connection with the use of leverage, management of the Funds during the 2020 energy market volatility or implementation of governance bylaw amendments. The Demand Review Committee recommended that the Boards reject the Demand. Upon consideration, the Boards rejected the Demand finding that the allegations in the Demand were not supported by the underlying facts and/or simply failed to state non-exculpated claims. The Boards concluded that the claims asserted in the Demand were valueless and, if pursued, may actually result in losses to the Funds in the form of mandatory indemnification payments to the Adviser and the Boards for the cost of litigation. On August 24, 2024, counsel to the stockholders issuing the Demand were informed of the Boards’ decision. In light of the decision by both Boards to reject the Demand, the claims asserted in the Demand were not considered in establishing the exchange ratio for the consideration to be paid to the NTG stockholders in connection with the Merger.

●	Alternatives to the Merger. The Boards noted the Adviser’s consideration of, and prior negotiations with third parties relating to, alternatives to the Merger, including maintaining the status quo, liquidation of the Funds, merging the Funds and remaining a closed-end fund managed by the Adviser, merging the Funds into one or more funds managed by another advisor, different combinations of Merger, involving CEFs, open end funds and ETFs, changing investment strategies for the Funds and various potential strategic transactions by the Adviser, and the Adviser’s determination that the Merger was the best option for existing stockholders of the Funds.

●	Terms and Conditions of the Merger. As set forth in the Merger Agreement, the terms of the Merger are intended to avoid dilution of the interests of the existing stockholders of the Funds. The Boards considered the terms and conditions of the Merger, noting that in the Merger the aggregate NAV of Acquiring Fund common stock received by Target Fund common stockholders will equal the aggregate NAV of the Target Fund common stock held by them (including for this purpose any fractional shares to which they would be entitled). The Boards also considered that, in the Merger the outstanding shares of each series of preferred stock of the Target Fund will be converted into newly-issued shares of preferred stock of the Acquiring Fund having substantially the same terms as such series of preferred stock immediately before the Merger, and the aggregate liquidation preference of the Acquiring Fund preferred stock received by a holder of Target Fund preferred stock will equal the aggregate liquidation preference of the Target Fund preferred stock held by such holder.

Capitalization

The following table sets forth the unaudited capitalization of each Fund and the pro forma capitalization of the Combined Fund as of May 31, 2024, assuming the Merger is approved and consummated as of such date. The following is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the stockholders of the Target Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that will be received on or after such date. The Combined Fund pro forma assumes that the Combined Fund will maintain the same amount of leverage of the Funds prior to the Merger.

	Target Fund	Acquiring Fund	Combined Fund (pro forma)(1)
Unsecured Revolving Credit Facility	$13,700,000	$29,600,000	$47,148,475	(2)
Long-term Debt - Senior Notes	$29,170,677	$50,333,333	$79,504,010
TYG Series E, Mandatory Redeemable Preferred Shares, $10 stated value at liquidation value	-	$15,660,610	$15,660,610
TYG Series F, Mandatory Redeemable Preferred Shares, $10 stated value at liquidation value	-	$20,000,000	$20,000,000
NTG Series E, Mandatory Redeemable Preferred Shares, $25 stated value at liquidation value	$3,848,475	-	$-
NTG Series F, Mandatory Redeemable Preferred Shares, $25 stated value at liquidation value	$2,405,300	-	$2,405,300
NTG Series H, Mandatory Redeemable Preferred Shares, $25 stated value at liquidation value	$7,500,000	-	$7,500,000

Common Stockholders’ Equity:
Common stock, $0.001 par value per share, 5,092,810 shares outstanding for NTG, 10,764,933 shares outstanding for TYG and 16,860,453 shares outstanding for the Combined Fund (pro forma)	$5,093	$10,765	$16,860
Additional paid-in capital	$653,597,167	$598,943,065	$1,251,871,230	(3)
Total distributable accumulated gain (loss)	$(406,834,539)	$(163,154,202)	$(569,988,741)
Net Assets applicable to common stock	$246,767,721	$435,799,628	$681,899,349
Net asset value per share of common stock (net assets attributable to common stock divided by shares outstanding)	$48.45	$40.48	$40.44
Authorized shares:
Common stock	100,000,000	100,000,000	100,000,000
Preferred stock	10,000,000	10,000,000	10,000,000

(1)	Assumes the issuance of 1,002,710 shares of common stock to stockholders of NTG, the Target Fund, based on the net asset values of the Funds as of May 31, 2024. Such numbers are adjusted for the estimated costs of the Merger estimated to be borne by each Fund.
(2)	Includes the impact of the full redemption of NTG MRP Series E at maturity on December 13, 2024, and subsequent increase to the credit facility balance of $3,848,475.
(3)	Includes the impact of total Merger costs allocable to the NTG of $241,863 (or approximately $0.05 per share) and expenses applicable to the TYG of $427,139 (or approximately $0.04 per share).

Description of Shares of Common Stock to be Issued by the Acquiring Fund

The information contained in this section describes the common and preferred stock of the Acquiring Fund to be issued in the Merger. All references to “we” “us” or “our” below are references to the Acquiring Fund.

General

Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. Additionally, the Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

All common stock offered pursuant to this Joint Proxy Statement/Prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this Joint Proxy Statement/Prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.

Distributions. We intend to pay out substantially all of our DCF to holders of common stock through quarterly distributions. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs, affiliates of MLPs or other securities in which we invest, and interest payments received on debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs we pay (including costs related to senior notes, preferred stock and borrowings under our credit facility). Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others: DCF; realized and unrealized gains; leverage amounts and rates; current and deferred taxes payable; and potential volatility in returns from our investments and the overall market. Over the long term, we expect to distribute substantially all of our DCF to holders of our common stock. It is expected that we will declare and pay a distribution to holders of common stock at the end of each fiscal quarter. There is no assurance that we will continue to make regular distributions.

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. Distributions are taxable for federal income tax purposes whether they are reinvested in our shares or received in cash. See “Proposal 1: Authorization of the Merger— E. Additional Information About the Target Fund and Acquiring Fund—Automatic Dividend Reinvestment Plan” at page 70.

The yield on our common stock will likely vary from period to period depending on factors including the following:

●	market conditions;

●	the timing of our investments in portfolio securities;

●	the securities comprising our portfolio;

●	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

●	the amount and timing of the use of borrowings and other leverage by us;

●	the effects of leverage on our common stock;

●	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

●	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.

Limitations on Distributions. So long as shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions.

So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of senior notes and preferred stock.

Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders.

Market. Our common stock trades on the NYSE under the ticker symbol “TYG.” Common stock issued pursuant to this Joint Proxy Statement/Prospectus will trade on the NYSE.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment and Cash Purchase Plan Agent. Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170, serves as the transfer agent and the Automatic Dividend Reinvestment and Cash Purchase Plan agent and Computershare, Inc. serves as the dividend paying agent for our common stock.

Mandatory Redeemable Preferred Stock To Be Issued In the Merger

The following is a brief description of the terms of the New Acquiring Fund MRP Shares to be issued in the Merger. The terms of the New Acquiring Fund MRP Shares will be substantially the same, as of the time of the exchange, to the outstanding Target Fund MRP Shares for which they are exchanged. The Target Fund MRP Shares will be exchanged for New Acquiring Fund MRP Shares having the same fixed per annum dividend rate, mandatory redemption term and liquidation preference as the Target Fund MRP Shares immediately prior to the closing of the Merger. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the form of Articles Supplementary of the Acquiring Fund with respect to each series of New Acquiring Fund MRP Shares to be issued in the Merger attached as Appendix B to the Merger Statement of Additional Information. Capitalized terms used but not defined in this description of the Mandatory Redeemable Preferred Stock have the meanings given them in the respective Articles Supplementary.

General

Our Charter authorizes the issuance of up to 65,000,000 shares of preferred stock, par value $0.001 per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors without the approval of common stockholders. In addition, the Board of Directors, without any action by our stockholders, may amend our Charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that we have authority to issue. The New Acquiring Fund MRP Shares will have a liquidation preference of $25.00 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The New Acquiring Fund MRP Shares when issued pursuant to the Merger (1) will be fully paid and non-assessable, (2) will not be convertible into shares of our common stock or any other security, and (3) will have no preemptive rights. The New Acquiring Fund MRP Shares will be subject to optional and mandatory redemption as described below under “— Redemption.”

Holders of New Acquiring Fund MRP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company (“DTC”) will initially act as Securities Depository with respect to the New Acquiring Fund MRP Shares.

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any New Acquiring Fund MRP Shares, so long as we are current in the payment of dividends on the New Acquiring Fund MRP Shares and on any of our other series of preferred stock then outstanding.

Dividends and Dividend Periods

General. Holders of New Acquiring Fund MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a subsequent Dividend Period at the rate per annum (the “Dividend Rate”) equal to the Applicable Rate (or the Default Rate) for each Dividend Period. The Applicable Rate is computed on the basis of a 360-day year consisting of four 90 day quarters with respect to Series G Acquiring Fund MRP Shares, which will be issued in exchange for Series F MRP Shares of the Target Fund outstanding at the time of the Merger, and two 180 day semi-annual periods with respect to Series H Acquiring Fund MRP Shares, which will be issued in exchange for Series H MRP Shares of the Target Fund outstanding at the time of the Merger. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on our common stock. For a description of the tax treatment of distributions paid on the New Acquiring Fund MRP Shares, see “Proposal 1: Authorization of the Merger—E. Additional Information About the Target Fund and Acquiring Fund—Federal Income Tax Matters Associated with an Investment in the Acquiring Fund” in this Joint Proxy Statement/Prospectus at page 55.

Fixed Dividend Rate. The Applicable Rate is an annual rate of 4.07% with respect to Series G Acquiring Fund MRP Shares and 2.90% with respect to Series H Acquiring Fund MRP Shares, and in each case may be adjusted upon a change in the credit rating of the New Acquiring Fund MRP Shares.

Payment of Dividends and Dividend Periods. Dividends on Series G Acquiring Fund MRP Shares will be payable quarterly and dividends on Series H Acquiring Fund MRP Shares will be payable semi-annually. 12Each Dividend Period will be a calendar quarter with respect to Series G Acquiring Fund MRP Shares or a semi-annual period with respect to Series H Acquiring Fund MRP Shares (or the portion thereof occurring prior to the redemption of such New Acquiring Fund MRP Shares). Dividends will be paid on the first Business Day following the last day of the Dividend Period and upon any redemption of the New Acquiring Fund MRP Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any Dividend Period will be declared and paid to holders of record of New Acquiring Fund MRP Shares as their names shall appear on our books and records at the close of business on the 5th day prior to the end of such Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends payable on any New Acquiring Fund MRP Shares for any period of less than a full monthly Dividend Period, including upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of four 90-day quarters with respect to Series G Acquiring Fund MRP Shares or two 180-day semi-annual periods with respect to Series H Acquiring Fund MRP Shares and the actual number of days elapsed for any such period of less than one quarter or semi-annual period, as applicable.

We do not intend to establish any reserves for the payment of dividends. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of New Acquiring Fund MRP Shares as their names appear on our books and records on a date not exceeding 5 calendar days preceding the payment date thereof, as may be fixed by the Board of Directors.

Adjustment to Fixed Dividend Rate — Ratings. So long as New Acquiring Fund MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such rating by any other NRSRO), then the Dividend Rate will be equal to the Applicable Rate. If the lowest credit rating assigned on any date to outstanding New Acquiring Fund MRP Shares by Fitch or any other NRSRO is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding New Acquiring Fund MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating (or the equivalent from any other NRSRO) to the Applicable Rate.

Dividend Rate Adjustment Schedule

Fitch Rating	Enhanced Dividend Amount
“A-”	0.5%
“BBB+” to “BBB-“	2.0%
“BB+” or below	4.0%

We will at all times use our reasonable best efforts to cause at least one NRSRO to maintain a current rating on the outstanding New Acquiring Fund MRP Shares. If no NRSRO is rating outstanding New Acquiring Fund MRP Shares, the Dividend Rate applicable to the New Acquiring Fund MRP Shares for such date will be a rate equal to the Applicable Rate plus 4.0%, unless the Dividend Rate is the Default Rate, in which case the Dividend Rate shall remain the Default Rate.

The Board of Directors has the right to terminate the designation of Fitch as a rating agency for purposes of the New Acquiring Fund MRP Shares. In such event, any rating of Fitch, to the extent it would have been taken into account in any of the provisions of the New Acquiring Fund MRP Shares which are described in this Joint Proxy Statement/Prospectus or included in the Articles Supplementary, will be disregarded. If an NRSRO replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating will thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate will result in the Dividend Rate being less than the Applicable Rate.

Default Rate — Default Period. The Dividend Rate will be the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to New Acquiring Fund MRP Shares will commence on a date we fail to pay (i) the full amount of any dividends on the New Acquiring Fund MRP Shares payable on the Dividend Payment Date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) and any unpaid redemption price shall have been directly paid. In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the Applicable Rate in effect on such day plus five percent (5%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default (if such default is not solely due to the willful failure of the Acquiring Fund) will be deemed to commence if the amount of any dividend or any redemption price due is paid within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non- payment based on the number of days comprising such period divided by 360.

Redemption

Term Redemption. We will be required to provide for the mandatory redemption of all of the Series G Acquiring Fund MRP Shares on December 13, 2027 and all of the Series H Acquiring Fund MRP Shares on December 17, 2027 (each, a “Term Redemption Date”), at a redemption price equal to the liquidation preference per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Redemption Price”).

Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem New Acquiring Fund MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time upon not less than 20 days nor more than 60 (with respect to Series G Acquiring Fund MRP Shares) or 180 (with respect to Series H Acquiring Fund MRP Shares) calendar days’ prior notice for the Redemption Price plus with respect to each share, an amount (not less than zero) equal to the excess, if any, of the amount obtained by discounting all remaining scheduled payments with respect to the liquidation preference over the liquidation preference (the “Make-Whole Amount”); provided that we may, at our option, redeem the New Acquiring Fund MRP Shares within 60 days prior to the respective Term Redemption Date for the Redemption Price. This optional redemption is not available unless on the date on which we intend to give such notice and on the date of redemption, we satisfy Fitch’s maintenance amount requirements (“MRP Shares Basic Maintenance Amount”), and the MRP Shares Asset Coverage is greater than or equal to 225% immediately subsequent to such redemption.

In addition to the foregoing, if the MRP Shares Asset Coverage is greater than 225%, but less than or equal to 235% for any five Business Days within a ten-Business Day period, determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination within the ten-Business Day period, we, upon not less than 12 days nor more than 40 days’ notice as provided below, may redeem the New Acquiring Fund MRP Shares at the Redemption Price plus a redemption amount equal to 2% of the liquidation preference per share. The amount of New Acquiring Fund MRP Shares that may be redeemed pursuant to the foregoing may not exceed an amount of New Acquiring Fund MRP Shares which would result in a MRP Shares Asset Coverage of more than 250% pro forma for such redemption, determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

We may not affect any optional redemption unless on the date of such notice and on the date fixed for the redemption, we would satisfy the New Acquiring Fund MRP Shares Basic Maintenance Amount and Effective Leverage Ratio Requirement immediately subsequent to such redemption, if such redemption were to occur on such date.

We also reserve the right to repurchase New Acquiring Fund MRP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the New Acquiring Fund MRP Shares, but we are under no obligation to do so.

Mandatory Redemption. If, while any New Acquiring Fund MRP Shares are outstanding, we fail to satisfy the New Acquiring Fund MRP Shares Asset Coverage as of the last day of any month or the New Acquiring Fund MRP Shares Basic Maintenance Amount as of any Friday (or the next preceding Business Day), and such failure is not cured as of the close of business on the date that is 30 days after such date (a “Cure Date”), the New Acquiring Fund MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Redemption Price plus a redemption amount equal to 1% of the liquidation preference per share.

The number of New Acquiring Fund MRP Shares to be redeemed in. such circumstances will be equal to the product of (A) the quotient of the number of outstanding New Acquiring Fund MRP Shares divided by the aggregate number of outstanding preferred shares of the Acquiring Fund (including the New Acquiring Fund MRP Shares) which have an asset coverage test greater than or equal to 225% times (B) the minimum number of outstanding preferred shares of the Acquiring Fund (including the New Acquiring Fund MRP Shares) the redemption of which would result in the Acquiring Fund satisfying the MRP Shares Asset Coverage and MRP Shares Basic Maintenance Amount as of the Cure Date (provided that, if there is no such number of New Acquiring Fund MRP Shares the redemption of which would have such result, the Acquiring Fund shall redeem all outstanding New Acquiring Fund MRP Shares).

We will allocate the number of shares required to be redeemed to satisfy the New Acquiring Fund MRP Shares Asset Coverage or New Acquiring Fund MRP Shares Basic Maintenance Amount, as the case may be, pro rata among the Holders of New Acquiring Fund MRP Shares in proportion to the number of shares they hold.

We are required to effect such a mandatory redemption not later than 40 days after the cure date (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or are not otherwise permitted to redeem pursuant to applicable law or the terms of any existing leverage, all of the required number of New Acquiring Fund MRP Shares of a series that are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date, we will redeem those New Acquiring Fund MRP Shares on the earliest practicable date on which we will have such funds available or are otherwise permitted to redeem such shares, upon notice to record owners of New Acquiring Fund MRP Shares to be redeemed. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem any New Acquiring Fund MRP Shares with the SEC to provide at least the minimum notice required by such rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date).

We will deliver a notice of redemption to the Holders of New Acquiring Fund MRP Shares to be redeemed not less than 10 days (in the case of a term redemption or optional redemption) or 3 days (in the case of mandatory redemption) and not more than 40 days prior to the applicable redemption date (“Notice of Redemption”). The Notice of Redemption will be addressed to the registered owners of the New Acquiring Fund MRP Shares at their addresses appearing on our books or records. Such notice will set forth (1) the redemption date, (2) the number and identity of New Acquiring Fund MRP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the New Acquiring Fund MRP Shares to be redeemed will cease to accumulate on such redemption date, and (5) the provision under the Articles Supplementary by which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

If Notice of Redemption has been given, then upon payment of the redemption price prior to the date fixed for redemption, dividends on such New Acquiring Fund MRP Shares will cease to accumulate and such New Acquiring Fund MRP Shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the New Acquiring Fund MRP Shares so called for redemption will cease and terminate, except the right of the Holders of such New Acquiring Fund MRP Shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, no New Acquiring Fund MRP Shares may be redeemed unless all dividends in arrears on the outstanding New Acquiring Fund MRP Shares, and any of our shares ranking on parity with the New Acquiring Fund MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all New Acquiring Fund MRP Shares and all shares ranking on parity with the New Acquiring Fund MRP Shares must receive proportionate amounts. At any time we may purchase or acquire all of the outstanding New Acquiring Fund MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding New Acquiring Fund MRP Shares of the same series.

Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any New Acquiring Fund MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, (a) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any New Acquiring Fund MRP Shares for which Notice of Redemption has been given, (b) we are in compliance with the New Acquiring Fund MRP Shares Asset Coverage and New Acquiring Fund MRP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof and (c) an offer to purchase or otherwise acquire any New Acquiring Fund MRP Shares is made by the Acquiring Fund pro rata to the Holders of all the New Acquiring Fund MRP Shares at the time outstanding upon the same terms and conditions with respect to New Acquiring Fund MRP Shares.

Voting Rights

Except as otherwise provided in the Acquiring Fund’s Charter and Bylaws or as otherwise required by applicable law, (1) each holder of outstanding New Acquiring Fund MRP Shares will be entitled to one vote for each outstanding MRP Share held on each matter submitted to a vote of stockholders of the Acquiring Fund, and (2) the holders of outstanding Acquiring MRP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, will vote together with holders of Acquiring Fund common stock as a single class; provided, however, that holders of preferred shares, including the New Acquiring Fund MRP Shares, are entitled as a class to elect two members of the Acquiring Fund Board of Directors at all times.

The Acquiring Fund may not amend, alter or repeal of any right, preference or power of a series of New Acquiring Fund MRP Shares, or amend the Acquiring Fund’s Charter or Bylaws, so as to materially and adversely affect any preference, right or power of such series or the holders thereof, without obtaining the affirmative vote of the holders of a majority of the outstanding preferred shares of the Acquiring Fund, and shall be required to obtain the separate affirmative vote of holders of a majority of any affected series of New Acquiring Fund MRP Shares in the event of any matter or action that would materially and adversely affect the rights, preference or powers of such series in a manner different from that of other series or class of Acquiring Fund capital stock. In addition, holders of outstanding New Acquiring Fund MRP Shares of each series will have certain other voting rights under the applicable Articles Supplementary, together with holders of any other outstanding series of Acquiring Fund preferred shares, with respect to certain actions that may affect their investment in the Acquiring Fund. Holders of outstanding New Acquiring Fund MRP Shares also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act.

Holders of preferred shares, including outstanding New Acquiring Fund MRP Shares, will be entitled to elect additional directors constituting, when added to the two directors elected exclusively by the holders of preferred shares, a majority of the directors, in the event at least two full years’ of accumulated dividends are due and unpaid, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the directors of the Acquiring Fund.

Federal Income Tax Consequences of the Merger

As a condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion would be based on certain factual representations and certain customary assumptions) with respect to the Merger, substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)	the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Merger;

(b)	no gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the merger of the Merger Sub with and into the Acquiring Fund pursuant to applicable state laws;

(c)	no gain or loss will be recognized by the Target Fund upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws;

(d)	no gain or loss will be recognized by a Target Fund stockholder upon the conversion of all its Target Fund shares solely into Acquiring Fund shares in the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund common stockholders receive cash in lieu of a fractional Acquiring Fund common share;

(e)	the aggregate basis of the Acquiring Fund shares received by each Target Fund stockholder pursuant to the Merger (including any fractional Acquiring Fund common share to which a Target Fund common stockholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares;

(f)	the holding period of the Acquiring Fund shares received by each Target Fund stockholder (including any fractional Acquiring Fund common share to which a Target Fund common stockholder would be entitled) will include the period during which the Target Fund shares that were converted into such Acquiring Fund shares were held by such stockholder, provided such Target Fund shares are held as capital assets at the effective time of the Merger;

(g)	the basis of the Target Fund’s assets received by the Merger Sub in the Merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the Merger;

(h)	the holding period of the assets of the Target Fund received by the Merger Sub in the Merger will include the period during which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); and

(i)	the payment of cash to the holders of Target Fund shares of common stock in lieu of fractional Acquiring Fund common shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the holder of shares of Target Fund common stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional Acquiring Fund common share.

The opinion addressing the federal income tax consequences of the Merger described above will rely on the assumption that the New Acquiring Fund MRP Shares received in the Merger, if any, will constitute equity of the Acquiring Fund. In that regard, Vedder Price P.C., as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that any New Acquiring Fund MRP Shares received in the Merger by the holders of MRP Shares of the Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Merger, there can be no assurance that the Internal Revenue Service (the “IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than dividends, possibly including capital gain dividends and other dividends entitled to favorable treatment under the Code, that could require them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the federal income tax consequences of the Merger could differ significantly from those described in this Joint Proxy Statement/Prospectus.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund stockholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Merger under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect Target Fund stockholder that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may request of the Funds and the Merger Sub, and such parties will cooperate to make and certify the accuracy of such representations. The opinion will rely on such representations and will assume the accuracy of such representations. If any such representations and assumptions are incorrect, the Merger may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and its stockholders may recognize taxable gain or loss as a result of the Merger. Notwithstanding anything herein to the contrary, no party may waive the conditions with respect to the tax opinion.

Opinions of counsel are not binding upon the IRS or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Merger occurs but the IRS or the courts determine that the Merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund may recognize gain or loss on the transfer of its assets to the Merger Sub and each stockholder of the Target Fund may recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the sum of the fair market value of the shares of the Acquiring Fund received and the cash received in lieu of a fractional share of Acquiring Fund common stock.

If a Target Fund common stockholder receives cash in lieu of a fractional share of Acquiring Fund common stock, the stockholder will be treated as having received the fractional share of Acquiring Fund common stock pursuant to the Merger and then as having sold that fractional share of Acquiring Fund common stock for cash. As a result, each such Target Fund common stockholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional share of Acquiring Fund common stock. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to Acquiring Fund stockholders (including former Target Fund stockholders who receive Acquiring Fund shares of common stock in the Merger) arising indirectly from the Merger.

If the Merger is approved by the stockholders of the Target Fund, the Target Fund will declare a distribution or distributions to its stockholders of all taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code), and such distributions will be taxable to stockholders of the Target Fund. Additional distributions may be made by the Target Fund if necessary.

If a Fund has shares of preferred stock outstanding during its taxable year, it will designate distributions to common and preferred stockholders as consisting of particular types of income (such as ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to the year.

To the extent the Acquiring Fund sells portfolio investments after the Merger, the Acquiring Fund may recognize gains or losses (including any built-in gains in the portfolio investments of the Target Fund that was unrealized at the time of the Merger), which may result in taxable distributions to stockholders holding shares of the Acquiring Fund, including former stockholders of the Target Fund who hold shares of Acquiring Fund common stock after the Merger. As a result, common stockholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred. In addition, the Acquiring Fund may itself be subject to federal income tax on certain portfolio investments when it sells those investments after the Merger (including certain built-in gains in the portfolio investments of the Target Fund that was unrealized at the time of the Merger and certain built-in gains in the portfolio investments of the Acquiring Fund that was unrealized at the time of the Merger). As a result, stockholders of the Target Fund and stockholders of the Acquiring Fund could indirectly bear a greater amount of the burden of these federal income taxes than they would have had the Merger not occurred.

After the Merger, the Acquiring Fund’s ability to use the Target Fund’s realized and unrealized pre-Merger capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, stockholders of the Target Fund may pay federal income tax sooner, or pay more federal income tax, than they would have had the Merger not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Funds at the time of the Merger.

As of November 30, 2023, for federal income tax purposes, the Target Fund and the Acquiring Fund had capital loss carryforwards of $461,393,378 and $259,460,371, respectively, which may be carried forward for 5 years. If not utilized, these capital losses will expire in the year ending November 30, 2025.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Merger and should not be considered to be tax advice. This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any stockholder. There can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. Stockholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

D. Additional Information About the Investment Policies of the Acquiring Fund and Management of the Funds

Investment Objective

The Acquiring Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of its investment objective, total return includes capital appreciation of its common stock, and all distributions received from the Acquiring Fund, regardless of the tax character of the distributions. The Acquiring Fund seeks to provide its stockholders with an efficient vehicle to invest in a portfolio of securities of energy infrastructure companies. The Acquiring Fund cannot guarantee that it will achieve its investment objective. The investment objective and investment policies of the Acquiring Fund are substantially the same, but not identical, to those of the Target Fund. For a comparison of the Funds, see “Proposal 1: Authorization of the Merger—Synopsis Comparison of the Funds” at page 4. References to “we” “us” or “our” below are references to the Acquiring Fund.

Energy Infrastructure Industry

We concentrate our investments in the energy infrastructure sector. We pursue our objective by under normal circumstances, investing at least 90% of our total investments in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing, or marketing natural gas, natural gas liquids, coal, crude oil, or refined petroleum products, or exploring, developing, managing, or producing such commodities. Additionally, energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the Merger Statement of Additional Information.

Energy Infrastructure Companies.

Midstream energy infrastructure entities in which we invest generally can be classified in the following categories:

●	Pipeline Entities. Pipeline entities are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline entities also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline entities have limited direct commodity price exposure because they do not own the product being shipped.

●	Gathering and Processing Entities. Gathering and processing entities are gatherers and processors of natural gas, as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor may be fee based or tied to the prices of the natural gas and NGL commodities.

Power and utility infrastructure entities in which we invest generally can be classified as those providing products, services or equipment for the generation or distribution of electricity, gas or water. Historically, regulated power generation and demand is less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, regulated power entities have limited direct commodity price exposure because they do not own the product being shipped. By contrast, unregulated power companies in which we may invest are exposed to prevailing power prices in the market to which they sell power.

Investment Process

Under normal circumstances, we invest at least 90% of our total investments in securities of energy infrastructure companies. The Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by the Adviser’s in-house investment analysts. To determine whether a company meets its criteria, the Adviser generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. It is anticipated that all entities in which we invest will have a market capitalization greater than $100 million at the time of investment.

Investment Policies

We seek to achieve our investment objective by investing primarily in securities of energy infrastructure companies that the Adviser believes offer attractive distribution rates and capital appreciation potential. We also may invest in other securities set forth below if the Adviser expects to achieve our objective with such investments.

The following are our fundamental investment limitations set forth in their entirety. We may not:

●	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy infrastructure sector;

●	underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities held in our portfolio;

●	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

●	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Our policy of investing at least 90% of our total investments in securities of energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days’ prior written notice of any change.

We have adopted the following additional nonfundamental policies:

●	We may invest up to 30% of our total investments in restricted securities, primarily through direct placements. Subject to this policy, we may invest without limitation in illiquid securities. The types of restricted securities that we may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. The aggregate of our investments in private companies that do not have any publicly traded shares or units is limited to 5% of our total investments.

●	We may invest up to 25% of our total investments in debt securities of energy infrastructure companies, including certain securities rated below investment grade (“junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B– by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

●	We will not invest more than 10% of our total investments in any single issuer.

●	We will not engage in short sales.

●	We may write covered call options, up to 10% of our total investments.

Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

As used in the bullets above, the term “total investments” is defined as the value of all reported as total investments on our schedule of investments. During the period in which we are investing the net proceeds of an offering, we may deviate from our investment policies with respect to the net proceeds of the offering by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities. We invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Equity Securities of MLPs. We may invest in equity securities issued by energy infrastructure MLPs.

MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the- counter. Also, like common stock prices, of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

Debt Securities. We may invest up to 25% of our total investments in debt securities of energy infrastructure companies, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of issuers operating in essential asset sectors, and securities rated below investment grade (commonly referred to as “junk bonds”). These debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B− by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is advisable and in the best interest of us and our stockholders.

Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser’s research and credit analysis is an especially important part of managing securities of this type. The Adviser attempts to identify those issuers of below investment grade securities whose financial condition the Adviser believes is adequate to meet future obligations or has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

We may invest in corporate debt securities that are purchased and sold in private offerings pursuant to Rule 144A or other applicable exemptions from the registration requirements of the Securities Act. We may purchase or sell corporate debt securities on a when-issued, delayed-delivery or forward commitment basis. We currently have no specific maturity policy with respect to debt securities. We currently have no specific maturity policy with respect to debt securities.

The corporate debt securities in which we invest generally will be high yield debt securities. Because the performance of high yield corporate debt securities, especially during periods of market stress, may be affected by changes, or perceived changes, in the issuer’s business, financial condition or prospects, the performance of our investments in high yield corporate debt securities may be correlated with the performance of equity securities, including the equity securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common stockholders with any of the benefits typically associated with asset class diversification.

Restricted Securities. We may invest up to 30% of our total investments in restricted securities, primarily through direct placements. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP convertible subordinated units typically are purchased in private placements and do not trade on a national exchange or over the counter, and there is no active market for convertible subordinated units. MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which are likely to be sold immediately if the market is adequate. This lack of liquidity creates special risks. However, we could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

Temporary and Defensive Investments. Pending investment of offering or leverage proceeds, we may invest such proceeds in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be of similar quality (collectively, “short-term securities”), or in cash or cash equivalents, all of which are expected to provide a lower yield than the securities of energy infrastructure companies. We also may invest in short-term securities or cash on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total investments in short-term securities or cash. The yield on short-term securities or cash may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in our not achieving, our investment objective.

Covered Call Option Strategy

We may also seek to provide current income from gains earned through a covered call option strategy.  A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option.  At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to correctly predict the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned subsidiaries in one or more jurisdictions, each of which would be treated as a corporation for U.S. federal income tax purposes.  We may invest either directly or indirectly through the subsidiaries.  We will be the sole shareholder of any subsidiary, and it is currently expected that shares of any subsidiary will not be sold or offered to other investors.

We may invest an aggregate of up to 5% of our total investments in subsidiaries.  We anticipate investing in certain private clean energy-related issuers indirectly through the subsidiaries.

The subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act.  In addition, changes in the laws of the United States and/or any jurisdiction in which a subsidiary is formed could result in our inability or the inability of the subsidiaries to operate as described in this Joint Proxy Statement/Prospectus and the SAI and could adversely affect the Acquiring Fund.  Our Board of Directors has oversight responsibility for the investment activities of the Acquiring Fund, including the Acquiring Fund’s investments in any subsidiary, and our role as the sole shareholder of any subsidiary.

The assets of any subsidiaries and the assets of the Acquiring Fund, taken as a whole, will be subject to the same investment restrictions and limitations, and the subsidiary will be subject to the same compliance policies and procedures as the Acquiring Fund.  As a result, investments held through a subsidiary will be considered in determining compliance with the investment policies and restrictions that apply to the management of the Acquiring Fund, and, in particular, to the requirements relating to portfolio leverage, affiliated transactions and the timing and method of the valuation of any subsidiary’s portfolio investments.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For the fiscal years ended November 30, 2023 and 2022, our actual portfolio turnover rate was 42% and 74%, respectively. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that the Acquiring Fund bears. High portfolio turnover may result in an increase in our recognition of net short-term capital gains, which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes, and net capital gains, which will be distributed as capital gain dividends to shareholders. In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our distributions being treated as taxable dividends for federal income tax purposes. See “Proposal 1: Authorization of the Merger— E. Additional Information About the Target Fund and Acquiring Fund—Federal Income Tax Matters Associated with an Investment in the Acquiring Fund” at page 55.

Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have investment strategies similar to ours. The portfolio managers of our Adviser must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the value of securities held by other accounts. In addition, conflicts of interest may arise from the fact that a related person of our Adviser has an interest in a client organized as a limited liability company, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over us. For example, our Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients to increase the incentive fee. Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund or client, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund or client. Certain of the Adviser’s client accounts may invest in the equity securities of a particular company, while other client accounts may invest in the debt securities of the same company.  Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with us for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, us, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, our objectives. Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities purchased or sold will be allocated among the clients on a good faith, fair and equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions may produce better execution for us. When possible, our Adviser combines all the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded closed-end management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, investors should be aware that our future performance and future performance of other accounts of the Adviser may vary.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures.  Such accounts also may serve the purpose of establishing a performance record for the strategy.  Our Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments.  Our Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales.  A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts.  Our Adviser has adopted various policies to mitigate these conflicts, including policies that require our Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts.  Our Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when we could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.

The 1940 Act limits our ability to co-invest in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. We and our Adviser have received exemptive relief from the SEC that permits certain co-investment transactions.  In this regard, our Adviser has the ability to allocate investment opportunities of certain negotiated transactions between us, other funds registered under the 1940 Act and other accounts managed by our Adviser pro rata based on available capital, up to the amount proposed to be invested by each.  All accounts generally are required to participate on the same terms.  Pursuant to the exemptive order, our Adviser will be required to provide the board of directors of each participating registered fund with certain information concerning the relevant investment.  A majority (as defined in section 57(o) of the 1940 Act) of the directors eligible to consider the co-investment transaction of each participating registered fund must approve such registered fund’s participation in the co-investment transaction.

To the extent we are precluded from co-investing, our Adviser will allocate private investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives.  These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

To the extent that the Adviser sources and structures private investments in energy infrastructure entities, certain employees of the Adviser may become aware of actions planned by such entities, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an energy infrastructure entity about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded energy infrastructure securities. Our investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for us. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as ours.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders.  Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.

A more detailed description of the Acquiring Fund’s investment policies and restrictions and more detailed information about the Acquiring Fund’s portfolio investments are contained in the Merger Statement of Additional Information.

Management of the Funds

Directors and Officers. Each Fund’s business and affairs are managed under the direction of its Board of Directors. Accordingly, each Fund’s Board of Directors provides broad supervision over its affairs, including supervision of the duties performed by the Adviser. Each Fund’s officers are responsible for its day-to-day operations. The directors and officers of the Funds are identical. The names, ages, and addresses of each of the Fund’s directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth in the Merger Statement of Additional Information. Each director and officer will hold office until his or her successor is duly elected and qualified, or until he or she resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. Each Fund’s Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

Investment Adviser and Portfolio Managers. Pursuant to investment advisory agreements, the Adviser provides each Fund with investment research and advice and furnishes it with an investment program consistent with its investment objective and policies, subject to the supervision of its Board of Directors. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each Fund’s securities transactions and reports to its Board of Directors on its investments and performance.

The Adviser is located at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The Adviser invests primarily in publicly traded companies in the energy and power infrastructure sectors, from production to transportation to distribution. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. As of September 30, 2024, the Adviser had approximately $8.2 billion of client assets under management. The Adviser’s Investment Committee is comprised of four individuals.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). Tortoise holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex, including all of our Managing Directors, also own interests in Tortoise.

The investment management of our portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee and Robert J. Thummel, Jr., all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a portfolio company and any one member can veto the committee’s decision to invest in a portfolio company.

Brian A. Kessens. Mr. Kessens joined the Adviser in 2008. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick. Mr. Mick joined the Adviser in 2006. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee. Mr. Sallee joined the Adviser in 2005. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He earned his CFA designation in 2009.

Robert J. Thummel, Jr.. Mr. Thummel joined the Adviser in 2004. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012. Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into the Acquiring Fund in June 2014. Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

The Merger Statement of Additional Information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of the Acquiring Fund’s securities by the portfolio managers listed above.

Compensation and Expenses

Target Fund. Under its advisory agreement, the Target Fund pays the Adviser a fee equal to 0.95% annually of its average monthly Managed Assets for the services rendered by it. “Managed Assets” with respect to the Target Fund means the Target Fund’s total assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. The Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of the Target Fund’s Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with the Target Fund’s interests. Because deferred taxes are not deducted in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. When the Target Fund has a high level of deferred tax liability at the time the Adviser’s fee is calculated, the Adviser’s fee is higher than it would be if the Target Fund had a lower level of deferred tax liability. The Target Fund’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the Target Fund’s at-the-market equity program for a six-month period following the date of issuance.

The advisory agreement has a term ending on December 31, 2024, and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2023. A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement is available in the Target Fund’s Annual Report to stockholders for the fiscal year ended November 30, 2023.

Acquiring Fund. Under its advisory agreement, the Acquiring Fund pays the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 0.95% of its average monthly Managed Assets up to $2,500,000,000, 0.90% of our average monthly Managed Assets between $2,500,000,000 and $3,500,000,000, and 0.85% of our average monthly Managed Assets above $3,500,000,000. “Managed Assets” with respect to the Acquiring Fund means the Acquiring Fund’s total assets (including any assets attributable to leverage that may be outstanding but excluding any net deferred tax assets) minus accrued liabilities other than (1) deferred tax liability, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. The Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined based on the Acquiring Fund’s Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with the Acquiring Fund’s interests. The Acquiring Fund’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the Acquiring Fund’s at-the-market equity program for a six-month period following the date of issuance.

The advisory agreement has a term ending on December 31, 2024, and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2023. A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement is available in the Acquiring Fund’s Annual Report to stockholders for the fiscal year ended November 30, 2023.

Both Funds. The Funds bear all expenses not specifically assumed by the Adviser incurred in their operations and will bear the expenses related to all future offerings. Expenses the Funds bear generally include, but are not limited to, the following: (1) expenses of maintaining and continuing their existence and related overhead, including, to the extent services are provided by personnel of their Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) their registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements in which they participate; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing their shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of their interests, including expenses of conducting tender offers for the purpose of repurchasing common stock; (8) expenses of registering and qualifying them and their shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to them (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to them; (15) compensation and expenses of their directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by them; (17) all expenses incurred in connection with leveraging of their assets through a line of credit or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of their common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and their obligation to indemnify their directors, officers and stockholders with respect thereto.

The fee structure of the Acquiring Fund will apply following the Merger.

Legal Proceedings

On October 26, 2020, the Board of Directors of TYG and of NTG adopted a resolution (the “Control Share Resolution”) by which each Fund elected to become subject to the Maryland Control Share Acquisition Act (MCSAA), which limits the rights of an acquiring person to vote shares held above ten (10%) of the total outstanding shares of the Fund under certain circumstances. On June 29, 2023, Saba Capital Management Fund, Ltd. and Saba Capital Management L.P. (collectively “Saba”), claiming to be a stockholder in TYG and NTG as well as other Tortoise closed-end funds, filed a lawsuit against TYG, NTG and fourteen other funds formed under Maryland law as closed-end investment companies as defined in the Investment Company Act of 1940 as amended (the “ICA”), asserting that the limitations on voting rights under the MCSAA violated the voting rights provisions of Section 18(i) of the ICA, which Saba claimed provided for “one share, one vote” or equal voting rights for all shares. Saba's lawsuit was filed in the United States District Court for the Southern District of New York and docketed as Saba Capital Master Fund, LTD, et al. v. Clearbridge Energy Midstream Opportunity Fund Inc., et al., Civil Action No. 23-cv-5568 (JSR) (the “Saba Litigation”). Saba's complaint requested as to each fund defendant, including TYG and NTG, declaratory relief, declaring that the Control Share Resolution violated Section 18(i) of the ICA, and rescission of the Control Share Resolution of each fund defendant. By Order dated December 5, 2023 and Opinion and Order dated January 4, 2024, the District Court granted summary judgment in favor of Saba. The District Court concluded that the Control Share Resolution of each fund defendant, including TYG and NTG, violated Section 18(i) if the ICA and ordered rescission of those Control Share Resolutions. The District Court directed the Clerk to enter final Judgment and close the case, which the Clerk did on January 4, 2024. TYG, NTG and all other fund defendants appealed the District Court's decision to the United States Court of Appeals for the Second Circuit. By summary order issued on June 26, 2024, the Second Circuit affirmed the District Court's decision and final judgment in all respects.

Please also refer to “Proposal 1: Authorization of the Merger—Risk Factors—Background and Board Considerations Relating to the Proposed Merger” for more information.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Provider

Investment Adviser	Tortoise Capital Advisors, L.L.C.
Custodian	U.S. Bank, N.A.
Transfer Agent, Dividend
Disbursing and Reinvestment Agent	Computershare Trust Company, N.A. / Computershare Inc.
Administrator	U.S. Bancorp Fund Services, LLC
Fund Accounting	U.S. Bancorp Fund Services, LLC
Independent Registered Public Accounting Firm	Ernst & Young LLP
Fund Counsel	Husch Blackwell LLP

E. ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND ACQUIRING FUND

Each Fund is organized as a corporation under the laws of the State of Maryland. The Acquiring Fund was organized on October 30, 2003, and commenced operations in February 2004. The Target Fund was organized on April 23, 2010, and commenced operations on July 30, 2010. Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act.

Investors typically purchase and sell shares of common stock of the Acquiring Fund through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors in the Acquiring Fund may purchase or sell shares of common stock through privately negotiated transactions with existing stockholders. Shares of common stock of the Target Fund and the Acquiring Fund are listed on the NYSE under the ticker symbols “NTG” and “TYG”, respectively.

Certain Provisions in Each Fund’s Charter and Bylaws

The following description of certain provisions of the Charter and Bylaws of each Fund is only a summary. The Charter and Bylaws of each Fund include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing it to engage in certain transactions or modifying its structure. Further, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of a Fund. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Classification of the Board of Directors; Election of Directors. The Charter of each Fund provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws but may not be less than the minimum number required by the Maryland General Corporation Law, which is one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act and except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy may be filled only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to each Fund’s Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 2026 for each Fund’s Class I directors, 2027 for each Fund’s Class II directors and 2025 for each Fund’s Class III directors, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of the strategies and policies determined by the Board of Directors.

The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer, or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of the stockholders.

Removal of Directors. The Charter of each Fund provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the exclusive power of the Board of Directors to fill vacant directorships, may preclude stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Action; Amendments of Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Charter of each Fund generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter of each Fund also provides that certain Charter amendments and any proposal for conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for liquidation or dissolution, and, with respect solely to the Target Fund, any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Target Fund required to be approved by the stockholders under Maryland law or transactions between certain affiliates or large stockholder, requires the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of a Fund’s continuing directors (in addition to the approval by the Fund’s Board of Directors otherwise required), such amendment or proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on such a matter or, in the case of transactions between certain affiliates or large stockholders, described above, by the vote, if any, of the stockholders required by applicable law. The “continuing directors” are defined in each Fund’s Charter as the directors named in the Charter as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Fund’s Board.

The Bylaws of each Fund (as well as the charter of the Target Fund) provide that its Board will have the exclusive power to make, alter, amend, or repeal any provision of its Bylaws.

Advance Notice of Director Nominations and New Business. The Bylaws of each Fund provide that, with respect to an annual meeting of stockholders, nominations of persons for election to its Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of its Board of Directors, or (3) by a stockholder who has continuously owned its shares of stock for three years prior to giving notice and who is a stockholder at the record date set for the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of its Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to a Fund’s Board of Directors at a special meeting may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of its Board of Directors, or (3) provided that its Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Federal Income Tax Matters Associated with an Investment in the Acquiring Fund

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Acquiring Fund and its stockholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Acquiring Fund and its stockholders (including stockholders owning large positions in the Acquiring Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Acquiring Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of Section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Acquiring Fund’s shares are held by U.S. holders and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Acquiring Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Acquiring Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Acquiring Fund Status. The Acquiring Fund intends to qualify as a “regulated investment company” (a “RIC”) under the Code. If the Acquiring Fund qualifies as a RIC and distributes to its stockholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Acquiring Fund will be relieved of U.S. federal income tax on any income of the Acquiring Fund, including long-term capital gains, distributed to stockholders. However, if the Acquiring Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Acquiring Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

If the Acquiring Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Acquiring Fund’s stockholders will not be deductible by the Acquiring Fund in computing its taxable income.

Under the Code, the Acquiring Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Acquiring Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Acquiring Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Acquiring Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

The Acquiring Fund will invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC may derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Acquiring Fund invests is taxed as a partnership for federal income tax purposes, the Acquiring Fund will include in its income its allocable share of the MLP’s income regardless of whether the Acquiring Fund receives any distributions from the MLP. Thus, the Acquiring Fund may be required to sell other securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Acquiring Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Acquiring Fund’s basis in its interest in the MLP. If the Acquiring Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to stockholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Certain of the Acquiring Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Acquiring Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Acquiring Fund may hold or acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Distributions. The Acquiring Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Acquiring Fund into different categories, including identifying ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate, however, as further discussed below certain ordinary income distributions received from the Acquiring Fund may be taxed at the capital gains income tax rates. Generally, you will treat all net capital gain dividends (the excess of net long-term capital gains over net short-term capital losses) as long-term capital gains regardless of how long you have owned your shares.

Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will be treated, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of the Acquiring Fund shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain. Due to the federal income tax characterization of distributions received from MLPs, the Acquiring Fund anticipates that a significant portion of its distributions may constitute a return of capital for federal income tax purposes. No assurance can be given as to whether or to what extent the Acquiring Fund’s distributions will be characterized as dividend income or as a return of capital, and the character of distributions may vary from year to year.

To determine your actual tax liability for your net capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Acquiring Fund may make distributions that represent a return of capital for federal income tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay a greater amount of tax in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Acquiring Fund. A return of capital distribution should not be considered part of the Acquiring Fund’s dividend yield or total return of an investment in Acquiring Fund shares of common stock. The federal income tax status of your distributions from the Acquiring Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Acquiring Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any.

The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., net capital gains and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

A corporation that owns Acquiring Fund shares of common stock generally will not be entitled to the dividends received deduction with respect to many dividends received from the Acquiring Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Acquiring Fund from certain corporations may be reported by the Acquiring Fund as being eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Acquiring Fund and the stockholder.

If you are an individual, the maximum marginal stated federal income tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described below. Corporate shareholders are taxed on capital gains at the same rates as apply to ordinary income.

Ordinary income dividends attributable to qualifying dividends received by the Acquiring Fund itself that are distributed to non-corporate stockholders of the Acquiring Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied by both the Acquiring Fund and the stockholder. The Acquiring Fund will provide notice to its stockholders of the amount of any distribution which may be taken into account as a dividend that is eligible for the capital gains tax rates.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

Medicare Tax. An additional 3.8% “Medicare tax” is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Acquiring Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Acquiring Fund’s taxable distributions and gains on the sale of Acquiring Fund shares may be subject to this additional tax.

Sale of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Capital gain or loss is long-term if the holding period for the shares is more than one year and is short-term if the holding period for the shares is one year or less. You must exclude the date you purchase your shares to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. Any loss upon the sale or exchange of Acquiring Fund shares of common stock held for six months or less will be treated as long-term capital loss to the extent of any net capital gain dividends you received with respect to such shares and any loss realized on a sale or exchange of shares of the Acquiring Fund generally will be disallowed if you acquire other shares of the Acquiring Fund or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses are subject to limitations under the Code.

Treatment of Acquiring Fund Expenses. Expenses incurred and deducted by the Acquiring Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit. The Acquiring Fund may invest in non-U.S. securities and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Acquiring Fund does not expect to satisfy the requirements for passing through to its stockholders their pro rata shares of qualified foreign taxes paid by the Acquiring Fund, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Acquiring Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Acquiring Fund’s taxable income.

Investments in Certain Non-U.S. Corporations. If the Acquiring Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Acquiring Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its stockholders. The Acquiring Fund will not be able to pass through to its stockholders any credit or deduction for such taxes. The Acquiring Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a fund fails to meet certain calendar year distribution requirements contained in the Code. Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding. The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a stockholder if the stockholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the stockholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a stockholder’s federal income tax liability.

Non-U.S. Investors. If you are a non-U.S. holder, you should be aware that, generally, subject to applicable tax treaties, distributions from the Acquiring Fund to the extent of its current and accumulated earnings and profits will be characterized as dividends for federal income tax purposes (other than dividends which the Acquiring Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. holder from the Acquiring Fund that are properly reported by the Acquiring Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Distributions from the Acquiring Fund that are properly reported by the Acquiring Fund as an interest-related dividend attributable to certain interest income received by the Acquiring Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. holders, provided that the Acquiring Fund makes certain elections and certain other conditions are met. The Acquiring Fund may choose not to make such elections even if they are otherwise available.

The Foreign Account Tax Compliance Act (“FATCA”). FATCA generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its stockholders. If a stockholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that stockholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its stockholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Acquiring Fund and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Stockholders are urged to consult their own tax advisers regarding the U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

Outstanding MRP Shares of the Acquiring Fund

The following is a brief description of the terms of the Series E Acquiring Fund MRP Shares and Series F Acquiring Fund MRP Shares currently outstanding as of the date of this Joint Proxy Statement/Prospectus (the “Outstanding Acquiring Fund MRP Shares”). This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Articles Supplementary of the Acquiring Fund with respect to each series of Outstanding Acquiring Fund MRP Shares. Capitalized terms used but not defined in this description of the Mandatory Redeemable Preferred Stock have the meanings given them in the respective Articles Supplementary.

Dividends and Dividend Periods

General. Holders of Outstanding Acquiring Fund MRP Shares are entitled to receive cash dividends when, as, and if declared on each Dividend Payment Date with respect to a Dividend Period at a Dividend Rate equal to the Applicable Rate (or the Default Rate) for each Dividend Period. The Applicable Rate is computed on the basis of two 180 day semi-annual periods with respect to Series F MRP Shares of the Acquiring Fund. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on our common stock.

Fixed Dividend Rate. The Applicable Rate is an annual rate of 4.34% with respect to Series E Acquiring Fund MRP Shares and 2.67% with respect to Series F Acquiring Fund MRP Shares, and in each case may be adjusted upon a change in the credit rating of the New Acquiring Fund MRP Shares.

Payment of Dividends and Dividend Periods. Dividends on Outstanding Acquiring Fund MRP Shares will be payable semi-annually. Dividends will be paid on the first Business Day following the last day of the Dividend Period and upon any redemption of the Outstanding Acquiring Fund MRP Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any Dividend Period will be declared and paid to holders of record of Outstanding Acquiring Fund MRP Shares as their names shall appear on our books and records at the close of business on the 5th day prior to the end of such Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends payable on any Outstanding Acquiring Fund MRP Shares for any period of less than a full Dividend Period, including upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of two 180-day semi-annual periods and the actual number of days elapsed for any such period of less than one semi-annual period.

We do not intend to establish any reserves for the payment of dividends. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Outstanding Acquiring Fund MRP Shares as their names appear on our books and records on a date not exceeding 5 calendar days preceding the payment date thereof, as may be fixed by the Board of Directors.

Adjustment to Fixed Dividend Rate — Ratings. So long as Outstanding Acquiring Fund MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such rating by any other NRSRO), then the Dividend Rate will be equal to the Applicable Rate. If the lowest credit rating assigned on any date to Outstanding Acquiring Fund MRP Shares by Fitch or any other NRSRO is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such Outstanding Acquiring Fund MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating (or the equivalent from any other NRSRO) to the Applicable Rate.

Dividend Rate Adjustment Schedule

Fitch Rating	Enhanced Dividend Amount
“A-”	0.5%
“BBB+” to “BBB-“	2.0%
“BB+” or below	4.0%

We will at all times use our reasonable best efforts to cause at least one NRSRO to maintain a current rating on the Outstanding Acquiring Fund MRP Shares. If no NRSRO is rating Outstanding Acquiring Fund MRP Shares, the Dividend Rate applicable to the Outstanding Acquiring Fund MRP Shares for such date will be a rate equal to the Applicable Rate plus 4.0%, unless the Dividend Rate is the Default Rate, in which case the Dividend Rate shall remain the Default Rate.

The Board of Directors has the right to terminate the designation of Fitch as a rating agency for purposes of the Outstanding Acquiring Fund MRP Shares. In such event, any rating of Fitch will be disregarded. If an NRSRO replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating will thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate will result in the Dividend Rate being less than the Applicable Rate.

Default Rate — Default Period. The Dividend Rate will be the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to Outstanding Acquiring Fund MRP Shares will commence on a date we fail to pay (i) the full amount of any dividends on the Outstanding Acquiring Fund MRP Shares payable on the Dividend Payment Date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) and any unpaid redemption price shall have been directly paid. In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the Applicable Rate in effect on such day plus five percent (5%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default (if such default is not solely due to the willful failure of the Acquiring Fund) will be deemed to commence if the amount of any dividend or any redemption price due is paid within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non- payment based on the number of days comprising such period divided by 360.

Redemption

Term Redemption. We will be required to provide for the mandatory redemption of all of the Series E Acquiring Fund MRP Shares on December 17, 2024 and all of the Series F Acquiring Fund MRP Shares on December 17, 2026 (each, a “Term Redemption Date”), at a redemption price equal to the liquidation preference per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Redemption Price”).

Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Outstanding Acquiring Fund MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time upon not less than 20 days nor more than 60 (with respect to Series E Acquiring Fund MRP Shares) or 180 (with respect to Series F Acquiring Fund MRP Shares) calendar days’ prior notice for the Redemption Price plus with respect to each share, an amount (not less than zero) equal to the excess, if any, of the amount obtained by discounting all remaining scheduled payments with respect to the liquidation preference over the liquidation preference (the “Make-Whole Amount”); provided that we may, at our option, redeem the Outstanding Acquiring Fund MRP Shares within 60 days prior to the respective Term Redemption Date for the Redemption Price. This optional redemption is not available unless on the date on which we intend to give such notice and on the date of redemption, we satisfy Fitch’s maintenance amount requirements (“MRP Shares Basic Maintenance Amount”), and the MRP Shares Asset Coverage is greater than or equal to 225% immediately subsequent to such redemption.

In addition to the foregoing, if the MRP Shares Asset Coverage is greater than 225%, but less than or equal to 235% for any five Business Days within a ten-Business Day period, determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination within the ten-Business Day period, we, upon not less than 12 days nor more than 40 days’ notice as provided below, may redeem the Outstanding Acquiring Fund MRP Shares at the Redemption Price plus a redemption amount equal to 2% of the liquidation preference per share. The amount of Outstanding Acquiring Fund MRP Shares that may be redeemed pursuant to the foregoing may not exceed an amount of Outstanding Acquiring Fund MRP Shares which would result in a MRP Shares Asset Coverage of more than 250% pro forma for such redemption, determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

We may not effect any optional redemption unless on the date of such notice and on the date fixed for the redemption, we would satisfy the Outstanding Acquiring Fund MRP Shares Basic Maintenance Amount and Effective Leverage Ratio Requirement immediately subsequent to such redemption, if such redemption were to occur on such date.

We also reserve the right to repurchase Outstanding Acquiring Fund MRP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the Outstanding Acquiring Fund MRP Shares, but we are under no obligation to do so.

Mandatory Redemption. If, while any Outstanding Acquiring Fund MRP Shares are outstanding, we fail to satisfy the Outstanding Acquiring Fund MRP Shares Asset Coverage as of the last day of any month or the Outstanding Acquiring Fund MRP Shares Basic Maintenance Amount as of any Friday (or the next preceding Business Day), and such failure is not cured as of the close of business on the date that is 30 days after such date (a “Cure Date”), the Outstanding Acquiring Fund MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Redemption Price plus a redemption amount equal to 1% of the liquidation preference per share.

The number of Outstanding Acquiring Fund MRP Shares to be redeemed in. such circumstances will be equal to the product of (A) the quotient of the number of outstanding Outstanding Acquiring Fund MRP Shares divided by the aggregate number of outstanding preferred shares of the Acquiring Fund which have an asset coverage test greater than or equal to 225% times (B) the minimum number of outstanding preferred shares of the Acquiring Fund the redemption of which would result in the Acquiring Fund satisfying the MRP Shares Asset Coverage and MRP Shares Basic Maintenance Amount as of the Cure Date (provided that, if there is no such number of Outstanding Acquiring Fund MRP Shares the redemption of which would have such result, the Acquiring Fund shall redeem all outstanding Outstanding Acquiring Fund MRP Shares).

We will allocate the number of shares required to be redeemed to satisfy the Outstanding Acquiring Fund MRP Shares Asset Coverage or Outstanding Acquiring Fund MRP Shares Basic Maintenance Amount, as the case may be, pro rata among the Holders of Outstanding Acquiring Fund MRP Shares in proportion to the number of shares they hold.

We are required to effect such a mandatory redemption not later than 40 days after the cure date (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or are not otherwise permitted to redeem pursuant to applicable law or the terms of any existing leverage, all of the required number of Outstanding Acquiring Fund MRP Shares of a series that are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date, we will redeem those Outstanding Acquiring Fund MRP Shares on the earliest practicable date on which we will have such funds available or are otherwise permitted to redeem such shares, upon notice to record owners of Outstanding Acquiring Fund MRP Shares to be redeemed. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem any Outstanding Acquiring Fund MRP Shares with the SEC to provide at least the minimum notice required by such rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date).

We will deliver a notice of redemption to the Holders of Outstanding Acquiring Fund MRP Shares to be redeemed not less than 10 days (in the case of a term redemption or optional redemption) or 3 days (in the case of mandatory redemption) and not more than 40 days prior to the applicable redemption date (“Notice of Redemption”). The Notice of Redemption will be addressed to the registered owners of the Outstanding Acquiring Fund MRP Shares at their addresses appearing on our books or records. Such notice will set forth (1) the redemption date, (2) the number and identity of Outstanding Acquiring Fund MRP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the Outstanding Acquiring Fund MRP Shares to be redeemed will cease to accumulate on such redemption date, and (5) the provision under the Articles Supplementary by which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

If Notice of Redemption has been given, then upon payment of the redemption price prior to the date fixed for redemption, dividends on such Outstanding Acquiring Fund MRP Shares will cease to accumulate and such Outstanding Acquiring Fund MRP Shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the Outstanding Acquiring Fund MRP Shares so called for redemption will cease and terminate, except the right of the Holders of such Outstanding Acquiring Fund MRP Shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, no Outstanding Acquiring Fund MRP Shares may be redeemed unless all dividends in arrears on the Outstanding Acquiring Fund MRP Shares, and any of our shares ranking on parity with the Outstanding Acquiring Fund MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all Outstanding Acquiring Fund MRP Shares and all shares ranking on parity with the Outstanding Acquiring Fund MRP Shares must receive proportionate amounts. At any time we may purchase or acquire all of the Outstanding Acquiring Fund MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding Acquiring Fund MRP Shares of the same series.

Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any Outstanding Acquiring Fund MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, (a) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Outstanding Acquiring Fund MRP Shares for which Notice of Redemption has been given, (b) we are in compliance with the Outstanding Acquiring Fund MRP Shares Asset Coverage and Outstanding Acquiring Fund MRP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof and (c) an offer to purchase or otherwise acquire any Outstanding Acquiring Fund MRP Shares is made by the Acquiring Fund pro rata to the Holders of all the Outstanding Acquiring Fund MRP Shares at the time outstanding upon the same terms and conditions with respect to Outstanding Acquiring Fund MRP Shares.

Voting Rights

Except as otherwise provided in the Acquiring Fund’s Charter and Bylaws or as otherwise required by applicable law, (1) each holder of Outstanding Acquiring Fund MRP Shares will be entitled to one vote for each Outstanding Acquiring Fund MRP Share held on each matter submitted to a vote of stockholders of the Acquiring Fund, and (2) the holders of Outstanding Acquiring Fund MRP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, will vote together with holders of Acquiring Fund common stock as a single class; provided, however, that holders of preferred shares, including the Outstanding Acquiring Fund MRP Shares, are entitled as a class to elect two members of the Acquiring Fund Board of Directors at all times.

The Acquiring Fund may not amend, alter or repeal of any right, preference or power of a series of Outstanding Acquiring Fund MRP Shares, or amend the Acquiring Fund’s Charter or Bylaws, so as to materially and adversely affect any preference, right or power of such series or the holders thereof, without obtaining the affirmative vote of the holders of a majority of the outstanding preferred shares of the Acquiring Fund, and shall be required to obtain the separate affirmative vote of holders of a majority of any affected series of Outstanding Acquiring Fund MRP Shares in the event of any matter or action that would materially and adversely affect the rights, preference or powers of such series in a manner different from that of other series or class of Acquiring Fund capital stock. In addition, holders of Outstanding Acquiring Fund MRP Shares of each series will have certain other voting rights under the applicable Articles Supplementary, together with holders of any other outstanding series of Acquiring Fund preferred shares, with respect to certain actions that may affect their investment in the Acquiring Fund. Holders of Outstanding Acquiring Fund MRP Shares also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act.

Holders of preferred shares will be entitled to elect additional directors constituting, when added to the two directors elected exclusively by the holders of preferred shares, a majority of the directors, in the event at least two full years’ of accumulated dividends are due and unpaid, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the directors of the Acquiring Fund.

Debt Securities

The information contained in this section describes existing debt securities of the Acquiring Fund or debt securities the Acquiring Fund may issue in the future. All references to “we” “us” or “our” below are references to the Acquiring Fund.

General. Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional Tortoise Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Tortoise Notes, will rank senior to the preferred stock and the common stock.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 331/3% of our total assets. So long as Tortoise Notes are outstanding, additional debt securities must rank on a parity with Tortoise Notes with respect to the payment of interest and upon the distribution of our assets. A prospectus supplement will include specific terms relating to the offering. Subject to the limitations of the 1940 Act, we may issue debt securities, in which case the details on how to buy and sell such debt securities, along with other terms of such debt securities, will be described in a prospectus supplement. The terms to be stated in a prospectus supplement will include the following:

●	the form and title of the security;

●	the aggregate principal amount of the securities;

●	the interest rate of the securities;

●	the maturity dates on which the principal of the securities will be payable;

●	any events of default or covenants;

●	any optional or mandatory redemption provisions;

●	any provisions concerning conversion, amortization, sinking funds, and/or retirement;

●	the trustees, transfer agent, paying agents or security registrar; and

●	any other terms of the securities.

Details of the Acquiring Fund’s outstanding Tortoise Notes, including estimated fair value, as of May 31, 2024 are included below. The estimated fair value of each series of fixed-rate Tortoise Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Tortoise Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Tortoise Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Estimated Fair Value
Series L	December 19, 2024	3.99%	Semi-Annual	$6,453,333	$6,485,979
Series AA	June 14, 2025	3.48%	Semi-Annual	$3,226,666	$3,192,647
Series NN	June 14, 2025	3.20%	Semi-Annual	$9,680,000	$9,540,379
Series KK	December 18, 2025	3.53%	Semi-Annual	$3,226,667	$3,161,744
Series OO	April 9, 2026	3.27%	Semi-Annual	$9,680,000	$9,279,829
Series PP	September 15, 2027	3.33%	Semi-Annual	$8,066,667	$7,558,271
Series QQ	December 17, 2028	2.50%	Semi-Annual	$10,000,000	$9,588,401

Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We currently are subject to certain restrictions imposed by guidelines of one or more rating agencies that have issued ratings for outstanding Tortoise Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies. The following events generally will constitute an “event of default” for a series:

●	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

●	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

●	default in the performance, or breach, of any covenant or warranty of ours in any document governing the Tortoise Notes, and continuance of such default or breach for a period of 90 days after written notice has been given to us;

●	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

●	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

●	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are generally not entitled to receive notice of such a default. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or distributions from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the documents governing the Tortoise Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Book-Entry, Delivery and Form. Our debt securities are issued in book-entry form and are represented by one or more notes in registered global form. The global notes will be deposited with a custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

We may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes. We may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

●	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

●	we, at our option, notify the appropriate party in writing that we elect to cause the issuance of notes in definitive form; or

●	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

The holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take.

Automatic Dividend Reinvestment Plan

All references to “we” “us” or “our” below are references to the Acquiring Fund. Our Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”) allows participating common stockholders to reinvest distributions in additional shares of our common stock and allows participants to purchase additional shares of our common stock through additional optional cash investments in amounts from a minimum of $100 to a maximum of $5,000 per month. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares distributed under the Plan will be purchased on the open market at market price. Shares of common stock issued directly from us under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution or on the day preceding the relevant cash purchase investment date or (2) 95% of the market price per common share on the distribution payment date or on the day preceding the relevant cash purchase investment date. See below for more details about the Plan.

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”), in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise). Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions in cash by sending written, telephone or Internet instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the amount set forth below in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common stock directly from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the NAV per share of our common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account. The number of shares of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

If, on the payment date, the NAV per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than thirty (30) days following the payment date. We expect to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There are no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open- market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Proposal 1: Authorization of the Merger—E. Additional Information About the Target Fund and Acquiring Fund—Federal Income Tax Matters Associated with an Investment in the Acquiring Fund.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our shares of common stock is higher than the NAV, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants will receive distributions of shares of common stock with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because we do not redeem our common stock, the price on resale may be more or less than the NAV. See “Proposal 1: Authorization of the Merger—E. Additional Information About the Target Fund and Acquiring Fund—Federal Income Tax Matters Associated with an Investment in the Acquiring Fund” for a discussion of the federal income tax consequences of the Plan.

Cash Purchase Option. Participants in the Plan may elect to purchase additional shares of common stock through optional cash investments in amounts ranging from $100 to $5,000 per month unless a request for waiver has been granted. Optional cash investments may be delivered to the Plan Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. We reserve the right to reject any purchase order. We do not accept cash, travelers’ checks, third party checks, money orders and checks drawn on non-US banks.

For participants to participate in the cash investment option in any given month, the Plan Agent must receive from the participant any optional cash investment no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date. All optional cash investments received on or prior to the payment date will be applied by the Plan Agent to purchase shares on the next succeeding purchase date. Participants may obtain a schedule of relevant dates on our website at www.tortoiseadvisors.com or by calling 1-866-362-9331.

Common stock purchased pursuant to this option will be issued by us when our shares are trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares of common stock will be purchased in the open market by the Plan Agent as described above with respect to reinvestments of distributions.

General. Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of common stock to be delivered to him or her. If preferred, a participant may request the sale of all the common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 transaction fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except, when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to our prior written approval of the successor Plan Agent.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

Fees and Expenses Based on Managed Assets

The fees and expenses presented as a percentage of Managed Assets (i.e., the average daily gross asset value of the Fund (which includes assets attributable to the principal amount of any borrowings), minus accrued liabilities (other than the principal amount of such borrowings)) for the six-month period ended May 31, 2024 (annualized) based on the assumptions set forth in "Proposal 1: Authorization of the Merger–A. Synposis–Fees and Expenses" at page 9 are as follows:

	NTG Target Fund Based on Managed Assets(1)	TYG Acquiring Fund Based on Managed Assets(1)	Combined Fund pro forma(2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	0.95%	0.95%	0.95
Dividends and Expenses on Preferred Stock and Interest and Related Expenses from Borrowings and Other Leverage Expenses	0.79%	0.92%	0.85	(4)
Other Expenses	0.44%	0.31%	0.25
Income Tax Expense	0.01%	0.05%	0.04
Total Fund Expenses	2.19%	2.23%	2.09
Less Expenses Reimbursed by Adviser	-	-	-
Total Annual Expenses (net of expense reimbursement)	2.19%	2.23%	2.09

(1)	Based on average Managed Assets for the six-month period ended May 31, 2024.
(2)	Assumes the consummation of the Merger.
(3)	The management fee of each Fund is based on its Managed Assets, which means the average daily gross asset value of the Fund (which includes assets attributable to the principal amount of any borrowings), minus accrued liabilities (other than the principal amount of such borrowings).
(4)	Includes the amortization of offering costs for the issuance of preferred shares by the Acquiring Fund (TYG in the Merger).

REQUIRED VOTE

Stockholder approval of the Merger requires the affirmative vote of the majority of votes of the Target Fund entitled to be cast on the matter, provided a quorum is present. Abstentions and broker non-votes, if any, will have the same effect as votes against approving the Merger since approval is based upon the affirmative vote of all votes entitled to be case. Because stockholders of the Target Fund are being asked to vote only on a non-routine proposal, it is expected that there will be no broker non-votes at the Meeting.

BOARD RECOMMENDATION

The Board of Directors of the Target Fund unanimously recommends that Target Fund stockholders vote “FOR” the Merger.

PROPOSAL 2
ISSUANCE OF SHARES OF ACQUIRING FUND COMMON STOCK

The Board of Directors of the Acquiring Fund, including the Independent Directors, has unanimously approved the Merger, including the Share Issuance, and directed that the approval of the Share Issuance be submitted to the Acquiring Fund stockholders.

The rules of the NYSE require the stockholders of the Acquiring Fund to approve the issuance of Acquiring Fund common stock in connection with the Merger. Pursuant to the Merger Agreement, which is described more fully under “Proposal 1: Authorization of the Merger” above, the Target Fund will be merged with and into a wholly-owned subsidiary of the Acquiring Fund, the assets and liabilities of the Target Fund will be combined with the assets and liabilities of the wholly-owned subsidiary of the Acquiring Fund and the Target Fund will cease its separate existence under Maryland law. A Merger Sub is being used to accomplish the Merger for tax and corporate purposes. The Merger Sub is being formed solely for the purposes of effecting the Merger, and it will have no assets prior to the completion of the Merger. The Merger Sub shall be the surviving entity in the Merger and shall continue as a wholly-owned subsidiary of the Acquiring Fund, provided that, as soon as practicable following the completion or termination of the Merger, the Merger Sub will merge with and into the Acquiring Fund and the Acquiring Fund will be the surviving entity in the subsidiary merger. Each common stockholder of the Target Fund will receive a number of shares of common stock of the Acquiring Fund (which number may not be equal to the number of shares of Target Fund common stock held by such stockholder) representing an aggregate net asset value (taking into account any fractional Acquiring Fund share to which a common stockholder of the Target Fund would be entitled) equal to the aggregate net asset value of the shares of Target Fund common stock held by such stockholder immediately prior to the Merger. Preferred stockholders of the Target Fund will receive newly issued preferred stock of the Acquiring Fund having substantially the same terms as their Target Fund preferred shares as in effect immediately before the Merger.

The Board of Directors of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that the Merger will benefit the stockholders of the Acquiring Fund. The Funds have similar investment strategies and objectives, and the Merger will permit the Acquiring Fund to continue to pursue them in a larger fund.

REQUIRED VOTE

Stockholder approval of the Share Issuance requires the affirmative vote of the holders of a majority of the votes cast by the holders of the Acquiring Fund’s outstanding shares of common stock and preferred stock, voting together as a single class, provided a quorum is present. Abstentions and broker non-votes, if any, will have no effect on the approval of the proposal. Because stockholders of the Acquiring Fund are being asked to vote only on a non-routine proposal, it is expected that there will be no broker non-votes at the Meeting.

BOARD RECOMMENDATION

The Board of Directors of the Acquiring Fund unanimously recommends that Acquiring Fund stockholders vote “FOR” the Share Issuance.

OTHER MATTERS

The Board of Directors of each Fund knows of no other matters that are intended to be brought before the meeting. Under Maryland law relating to special meetings of stockholders, no business other than the matters stated in the notice may come before the Meeting. However, should any procedural matter relating to the Meeting properly come before the Meeting in accordance with the applicable Fund’s Bylaws, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon in their discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Neither Fund is aware of any person who, as of September 30, 2024, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

The table below indicates the persons known to the Acquiring Fund to own of record 5% or more of its shares of common stock as of September 30, 2024. This information is based solely on securities position listing reports and the information provided through DTCC or on such stockholder’s filings with the SEC. The Acquiring Fund disclaims any responsibility as to the accuracy of such information.

Name and Address	Number of Acquiring Fund common shares	Percent of Class
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	2,036,927	18.92%
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	1,634,747	15.19%
National Financial Services LLC 245 Summer Street Boston, MA 02210	1,141,967	10.61%
The Bank of New York Mellon 200 Park Avenue New York, NY 10166	788,716	7.33%
Stifel, Nicolaus & Company, Incorporated One Financial Plaza 501 North Broadway St. Louis, MO 63102	598,183	5.56%

The table below indicates the persons known to the Target Fund to beneficially own or own of record 5% or more of its shares of common stock as of September 30, 2024. This information is based solely on securities position listing reports and the information provided through DTCC or on such stockholder’s filings with the SEC. The Target Fund disclaims any responsibility as to the accuracy of such information.

Name and Address	Number of Target Fund common shares	Percent of Class
National Financial Services LLC 245 Summer Street Boston, MA 02210	870,197	17.09%
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	757,113	14.87%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	722,879	14.19%
Saba Capital Management, L.P. (*) Boaz R. Weinstein Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor New York, New York 10174	515,767	10.13%
Pershing LLC One Pershing Place Jersey City, NJ 07399	292,895	5.75%
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	280,625	5.51%
TD Prime Services LLC One Vanderbilt Avenue New York, NY 10017	274,109	5.38%

(*)	Information based on a Form 4 filed on September 3, 2024.

The table below indicates the persons known to each Fund to own 5% or more of its shares of preferred stock as of September 30, 2024.

Name and Address	Number of Acquiring Fund Preferred Shares	Percent of Class
The Prudential Insurance Company of America (*) 2200 Ross Ave. Suite 4300W Dallas, TX 75201	2,000,000	56.1%
Barings LLC (formerly Babson Capital Management LLC) (**) 300 South Tryon St. Charlotte, NC 28202 Massachusetts Mutual Life Insurance Company (**) 1295 State Street Springfield, MA 01111	411,091	11.5%
The Guardian Life Insurance Company of America (***) 7 Hanover Square New York, NY 10004	352,364	9.9%
Knights of Columbus (****) One Columbus Plaza New Haven, CT 06510	254,485	7.1%
Athene Asset Management, L.P. (*****) Athene Annuity and Life Company (*****) Voya Insurance and Annuity Company (*****) Royal Neighbors of America (*****) 7700 Mills Civic Parkway West Des Moines, IA 50266	211,418	5.9%

(*)	Information based on a Securities Purchase Agreement dated December 17, 2021.
(**)	Information based on Schedule 13G amendment filed on January 7, 2015. The number of shares noted above also reflects a partial redemption that occurred in April 2020. Barings LLC (formerly Babson Capital Management LLC) reported that, in its capacity as investment adviser, it has sole voting and dispositive power with respect to the 4,600,000 shares (411,091 shares after taking into account the partial redemption) of Mandatory Redeemable Preferred Stock held in certain advisory accounts owned (directly or indirectly) by affiliated entities and therefore may be deemed to beneficially own such shares. Barings LLC is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the direct beneficial owner of 4,415,000 shares (359,215 shares after taking into account the partial redemption and beneficiary re-registration of 34,258 shares to Great-West Life & Annuity Insurance Company during the period) of Mandatory Redeemable Preferred Stock. In addition, C.M. Life Insurance Company, a wholly-owned subsidiary of MassMutual, owns 185,000 shares (17,618 shares after taking into account the partial redemption) of Mandatory Redeemable Preferred Stock, which therefore may be deemed to be indirectly owned by MassMutual.
(***)	Information based on a Schedule 13G amendment filed on February 15, 2022 and fund records. The Guardian Life Insurance Company of America reports that it has sole voting and dispositive power over the shares listed in the table above.
(****)	Information based on a Securities Purchase Agreement dated October 9, 2014 and also reflects a partial redemption that occurred in April 2020.
(*****)	Information based on a Securities Purchase Agreement dated October 9, 2014 through which Athene Asset Management, L.P. obtained beneficial ownership of shares on behalf of Athene Asset and Life Company, Voya Insurance and Annuity Company, and Royal Neighbors of America in its capacity as investment adviser. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

Name and Address	Number of Target Fund Preferred Shares	Percent of Class
Prudential Financial, Inc.(*) 751 Broad Street Newark, New Jersey 07102-3777	453,939	82.5%
Metropolitan Life Insurance Company(**) 200 Park Avenue New York, New York 10166	96,212	17.2%

(*)	Information based on a Securities Purchase Agreement dated December 17, 2021 and based on a Schedule 13G amendment filed on February 6, 2019 by Prudential Financial Inc. The number of shares noted above also reflects a partial redemption that occurred in April 2020.
(**)	Information based on a Securities Purchase Agreement dated December 13, 2017. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Tortoise Capital Advisors, L.L.C. is each Fund’s investment adviser. The Adviser’s address is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. As of September 30, 2024, the Adviser had approximately $8.2 billion of client assets under management. The Adviser may be contacted at the address listed on the first page of this Joint Proxy Statement/Prospectus.

Pursuant to the terms of an Advisory Agreement between the Acquiring Fund and the Adviser (the “Acquiring Fund Advisory Agreement”), the Acquiring Fund pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Acquiring Fund’s average monthly Managed Assets up to $2,500,000,000, 0.90% of the Acquiring Fund’s average monthly Managed Assets between $2,500,000,000 and $3,500,000,000, and 0.85% of the Acquiring Fund’s average monthly Managed Assets above $3,500,000,000. With respect to the Acquiring Fund, “Managed Assets” means the Acquiring Fund’s total assets (including any assets attributable to leverage that may be outstanding but excluding any net deferred tax assets) minus accrued liabilities other than (1) deferred tax liability, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. The Adviser has agreed to waive all fees due under the Acquiring Fund Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six-month period following the date of issuance. In its last fiscal year, the Acquiring Fund incurred $5,074,627 in net fees due to the Adviser under the Acquiring Fund Advisory Agreement.

Pursuant to the terms of an Advisory Agreement between the Target Fund and the Adviser (the “Target Fund Advisory Agreement”), the Target Fund pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Target Fund’s average monthly Managed Assets. “Managed Assets” with respect to the Target Fund means the Target Fund’s total assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. The Adviser has agreed to waive all fees due under the Target Fund Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six-month period following the date of issuance. In its last fiscal year, the Target Fund incurred $2,665,183 in net fees due to the Adviser under the Target Fund Advisory Agreement.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). Tortoise holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex, including all of our Managing Directors, also own interests in Tortoise.

MORE INFORMATION ABOUT THE MEETING

Record Date. The Board of Directors of each Fund has fixed the close of business on September 9, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share of common stock and preferred stock of their Fund held, with no shares having cumulative voting rights. At the Record Date, the Acquiring Fund had outstanding 10,764,933 shares of common stock and 3,566,061 shares of preferred stock and the Target Fund had outstanding 5,092,810 shares of common stock and 550,151 shares of preferred stock.

How Proxies Will Be Voted. All proxies solicited by the Board of Directors of each Fund that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting in accordance with the instructions marked on the proxy. If no instructions are specified, the designated proxies will vote the shares FOR the proposals described in this Joint Proxy Statement/Prospectus.

If you hold your shares in “street name” (that is, through a broker or other nominee), your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

How To Vote. You may vote in person at the Meeting, or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

●	By touch-tone telephone, simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

●	By internet, please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you access the website;; or

●	By returning the enclosed proxy card in the postage-paid envelope.

If you should have any questions about the meeting agenda or voting, please call our proxy agent, EQ Fund Solutions, LLC at (877) 732-3618.

Appraisal Rights. Under the Maryland General Corporation Law, and each Fund’s charter holders of shares of the Target Fund and the Acquiring Fund are not entitled to appraisal rights in connection with the Merger.

Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds on a pro rata basis. Each Fund may also reimburse banks, brokers, and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Fund. To obtain the necessary quorum for a Fund at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser, the Fund’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Fund to assist in proxy solicitations. The costs associated with proxy solicitation by EQ Fund Solutions, LLC are not anticipated to exceed $287,319. None of the Funds will pay any representatives of the Fund or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy. With respect to each Fund, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Fund at the Fund’s offices located at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person. Attendance at the meeting will not, by itself, revoke a properly executed proxy. If your shares are held in the name of your broker, bank, or other nominee, please follow the voting instructions provided by the holder of your shares regarding how to revoke your proxy.

Quorum. With respect to each Fund, the presence, in person or by proxy, of holders of shares entitled to cast a majority (i.e., greater than 50%) of the votes entitled to be cast (without regard to class) constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the special meeting that are not voted, or abstentions, and broker non-votes, if any, will be treated as present for purposes of determining the existence of a quorum. A "broker non-vote" occurs when a broker or nominee indicates it has not received voting instructions from a stockholder and is barred from voting the shares without such stockholder instructions because the proposal is considered non-routine under the rules of the New York Stock Exchange. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The Merger proposal and the Share Issuance proposal are considered non-routine under the rules of the New York Stock Exchange. Accordingly, because stockholders of the Target Fund and the Acquiring Fund are being asked to vote only on non-routine proposals, it is expected that there will be no broker non-votes at the Meeting.

With respect to each Fund, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or, if a proposal is submitted to the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report of the Acquiring Fund and the Target Fund. Each Fund will furnish without charge upon written request a copy of its most recent annual report. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Fund’s common shares entitled to vote at the special meeting of stockholders. Such written request should be directed to the Fund’s Secretary at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, (866) 362-9331.

ADMINISTRATOR

The Acquiring Fund and the Target Fund have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

Stockholders can send communications to the Board of Directors of each Fund. Communications should be addressed to the Secretary of the applicable Fund at its principal offices at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The Secretary will forward any communications received directly to the Board of Directors or a particular director, as applicable.

CODE OF ETHICS

Each of the Companies has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Fund’s link on its investment adviser’s website (www.tortoiseadvisors.com).

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2025 ANNUAL MEETING

Method for Including Proposals in a Fund’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in a Fund’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Fund at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, not later than 5:00 p.m., central time on March 10, 2025. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Fund’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Fund’s Bylaws. Under each Fund’s Bylaws, nominations for director or other business proposals to be addressed at the Fund’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Fund at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, no earlier than February 8, 2025 in the case of both the Acquiring Fund and the Target Fund, nor later than 5:00 p.m. central time on March 10, 2025 in the case of both the Acquiring Fund and the Target Fund. The stockholder must satisfy certain requirements set forth in the Fund’s Bylaws and the notice must contain specific information required by the Fund’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Fund shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Fund’s Bylaws. A copy of each Fund’s Bylaws may be obtained by contacting the Secretary of the Fund at 1-866-362-9331 or by writing the Secretary of the Fund at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet to have a proposal included in any Fund’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

[●], 2024

Diane M. Bono Secretary

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made as of this [•] day of [•], 2024, by and among Tortoise Energy Infrastructure Corporation (the “Acquiring Fund” or a “Fund”), a Maryland corporation with its principal place of business at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211; [•] (the “Merger Sub” and together with the Acquiring Fund, the “Acquiring Fund Parties”), a Maryland limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund with its principal place of business at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211; and Tortoise Midstream Energy Fund, Inc. (the “Target Fund” or a “Fund”), a Maryland corporation with its principal place of business at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.

WHEREAS, the Acquiring Fund and the Target Fund are each a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated in this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that this Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Target Fund with and into the Merger Sub pursuant to the Maryland General Corporation Law (“MGCL”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement (the “Merger”);

WHEREAS, immediately after the effectiveness of the Merger, the Merger Sub, as the surviving entity in the Merger and then a wholly-owned subsidiary of the Acquiring Fund, shall merge with and into the Acquiring Fund on the Closing Date pursuant to the laws of the State of Maryland, with the Acquiring Fund as the surviving corporation (the “Subsidiary Merger”);

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is advisable and in the best interests of the Acquiring Fund and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of the Merger;

WHEREAS, the Manager of the Merger Sub has approved the Merger;

WHEREAS, the Board of Directors of the Target Fund (the “Target Fund Board”) has determined, with respect to the Target Fund, that the Merger is advisable and in the best interests of the Target Fund and that the interests of the existing stockholders of the Target Fund will not be diluted as a result of the Merger;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1.       BASIC TRANSACTION

1.1       The Merger. On and subject to the terms and conditions of this Agreement, the Target Fund will merge with and into the Merger Sub (the “Merger”) at the Effective Time (as defined in Section 1.4 below) in accordance with the MGCL. The Merger Sub shall be the surviving company in the Merger and shall continue as a wholly-owned subsidiary of the Acquiring Fund (sometimes referred to herein as the “Surviving Company”).

(a)       At the Effective Time, as a result of the Merger and without any action on the part of the stockholders of the Target Fund, Acquiring Fund or the Merger Sub:

(i)       At the Effective Time, as a result of the Merger and without any action on the part of any stockholder of the Target Fund, each share of common stock, par value $0.001 per share, of the Target Fund (the “Target Fund Common Stock”) issued and outstanding immediately prior to the Effective Time will be converted into a number of newly issued shares of common stock, par value $0.001 per share, of the Acquiring Fund (the “New Acquiring Fund Common Stock”) equal to one multiplied by a fraction the numerator of which is the net asset value per share of the Target Fund Common Stock determined in accordance with Section 3.1 and the denominator of which is the net asset value per share of the common stock of the Acquiring Fund determined in accordance with Section 3.1. The aggregate net asset value of the New Acquiring Fund Common Stock received by holders of Target Fund Common Stock in the Merger (including any fractional share of New Acquiring Fund Common Stock to which they would be entitled) will equal, as of the Valuation Time (as defined in Section 3.1), the aggregate net asset value of the Target Fund Common Stock held by such stockholders as of such time;

(ii)     The shares of Acquiring Fund common stock and preferred stock that are issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding upon the Effective Time and shall be unaffected by the Merger;

(iii)     Each share of the Target Fund’s Series F and H Mandatory Redeemable Preferred Stock issued and outstanding (“Target Fund Preferred Stock,” and, together with the Target Fund Common Stock, the “Target Fund Stock”) immediately prior to the Effective Time, if any, will be converted into newly issued shares of a corresponding series of Mandatory Redeemable Preferred Stock of the Acquiring Fund having substantially the same terms as the applicable series of Target Fund Preferred Stock immediately prior to the Effective Time (“New Acquiring Fund Preferred Stock” and together with the New Acquiring Fund Common Stock, the “New Acquiring Fund Stock”). The aggregate liquidation preference of New Acquiring Fund Preferred Stock received by the holders of each respective series of Target Fund Preferred Stock will equal the aggregate liquidation preference of such series of Target Fund Preferred Stock held immediately prior to the Effective Time; and

(iv)     The equity interests of Merger Sub issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding upon the Effective Time and shall be unaffected by the Merger.

(b)       No fractional shares of New Acquiring Fund Common Stock will be issued to the holders of Target Fund Common Stock. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all such fractional shares of New Acquiring Fund Common Stock and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such holders of Target Fund Common Stock entitled to receive fractional shares, and each such holder of Target Fund Common Stock will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares of common stock in the Merger, the transfer agent for the Acquiring Fund will act directly on behalf of the holders of Target Fund Common Stock entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the holders of Target Fund Common Stock entitled to receive the fractional shares, without interest and subject to applicable withholding taxes.

(c)       The Closing Date and the business day immediately preceding it must each be a day on which the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”).

(d)       At the closing of the transactions contemplated in this Agreement (the “Closing”) on the Closing Date, (i) the Acquiring Fund Parties will deliver to the Target Fund the various certificates and documents referred to in Article 5 below, (ii) the Target Fund will deliver to the Acquiring Fund Parties the various certificates and documents referred to in Article 6 below, and (iii) the Target Fund and the Merger Sub will file with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

(e)       The Target Fund agrees to dispose of certain assets prior to the Closing, but only if and to the extent necessary, so that at the Closing, when the assets of the Target Fund are aggregated with the Acquiring Fund’s assets, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Registration Statement (as defined in Section 4.3(a)). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Tortoise Capital Advisors, L.L.C. (the “Adviser”), the investment adviser to the Funds, such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(f)        At the Effective Time, the separate legal existence of the Target Fund shall cease for all purposes and the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, the Surviving Company shall succeed to and possess all of the rights, privileges and powers of the Target Fund and the Merger Sub, and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Target Fund (other than the investment objective, policies, strategies or limitations of the Target Fund, whether fundamental or non-fundamental) and the Merger Sub, all as provided under Maryland law. At the Effective Time, all of the assets and property of whatever kind and character of the Target Fund and Merger Sub shall vest in the Surviving Company and the Surviving Company shall be liable for all liabilities and obligations of the Merger Sub and the Target Fund, and any claim or judgment against the Merger Sub or the Target Fund may be enforced against the Surviving Company, in accordance with applicable law.

(g)       The Acquiring Fund will issue shares of New Acquiring Fund Common Stock and New Acquiring Fund Preferred Stock to Target Fund stockholders upon the conversion of their Target Fund Common Stock or Target Fund Preferred Stock, as applicable, by opening stockholder accounts on the share records of the Acquiring Fund in the names of and in the amounts due to the Target Fund stockholders and representing the respective number of shares of New Acquiring Fund Common Stock or New Acquiring Fund Preferred Stock due to those stockholders pursuant to this Section 1.1. Ownership of New Acquiring Fund Common Stock and New Acquiring Fund Preferred Stock will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing New Acquiring Fund Common Stock or New Acquiring Fund Preferred Stock in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the New Acquiring Fund Common Stock or the New Acquiring Fund Preferred Stock. All shares of New Acquiring Fund Common Stock and New Acquiring Fund Preferred Stock to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(h)       The parties will cooperate and shall take all action necessary to cause the Acquiring Fund and the Surviving Company to consummate the Subsidiary Merger on the Closing Date, in accordance with the MGCL. At the effective time of the Subsidiary Merger, the separate legal existence of the Merger Sub shall cease for all purposes and the Acquiring Fund shall continue in existence as the surviving company of the Subsidiary Merger, and without any further action being required, the Acquiring Fund shall succeed to and possess all of the rights, privileges and powers of the Acquiring Fund and the Merger Sub, and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Merger Sub and the Acquiring Fund, all as provided under Maryland law.

1.2       Surrender of Shares.

(a)       Effective as of the Effective Time, all outstanding certificates representing shares of Target Fund Common Stock and Target Fund Preferred Stock, if any, shall be deemed cancelled and shall no longer evidence ownership thereof.

(b)       In lieu of delivering certificates for New Acquiring Fund Common Stock or New Acquiring Fund Preferred Stock, the Acquiring Fund shall credit the New Acquiring Fund Common Stock and New Acquiring Fund Preferred Stock, as applicable, to the account of the stockholders of the Target Fund on the books of the Acquiring Fund. The Target Fund’s transfer agent shall deliver at Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of Target Fund Common Stock and Target Fund Preferred Stock, if any, and the number and percentage ownership of outstanding shares of each class of shares owned by each such stockholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Target Fund a confirmation evidencing the New Acquiring Fund Common Stock and New Acquiring Fund Preferred Stock to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such New Acquiring Fund Common Stock and New Acquiring Fund Preferred Stock have been credited to the account of the stockholders of the Target Fund on the books of the Acquiring Fund.

(c)       With respect to any holder of Target Fund Common Stock or Target Fund Preferred Stock holding certificates representing shares of Target Fund Common Stock or Target Fund Preferred Stock as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such stockholder to receive shares of New Acquiring Fund Common Stock or shares of New Acquiring Fund Preferred Stock (or to vote as a stockholder of the Acquiring Fund) until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Stock or Target Fund Preferred Stock, or, in the event of lost certificates, posted adequate bond. The Target Fund will request its stockholders to surrender their outstanding certificates representing shares of Target Fund Common Stock and Target Fund Preferred Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of shares of New Acquiring Fund Common Stock and New Acquiring Fund Preferred Stock as of any date after the Closing Date and prior to the exchange of certificates by any holder of Target Fund Common Stock or Target Fund Preferred Stock shall be credited to such stockholder, without interest; however, such dividends or other distributions shall not be paid unless and until such stockholder surrenders his or her certificates representing shares of Target Fund Common Stock or Target Fund Preferred Stock for exchange.

1.3       Withholding Taxes. The Acquiring Fund will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Target Fund Common Stock or Target Fund Preferred Stock, as applicable, such amounts as the Acquiring Fund shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. Any amounts so deducted and withheld will be timely paid to the applicable tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Target Fund Common Stock or Target Fund Preferred Stock in respect of which such deduction and withholding was made.

1.4       Closing Date. Subject to the requisite approvals of the stockholders of the Acquiring Fund and the Target Fund, and to the other terms and conditions described herein, the Closing of the Merger shall occur as of [8:00] a.m., Central time, on [•], 2024 (the “Closing Date”), or at such other time and on such other date as the parties may agree as specified in the Articles of Merger (the “Effective Time”).

1.5       Reporting. Any reporting responsibility of the Target Fund is, and shall remain, the responsibility of the Target Fund up to and including the Closing Date.

2.       REPRESENTATIONS AND WARRANTIES

2.1       Representations and Warranties of the Acquiring Fund Parties. Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants to the Target Fund as follows:

(a)        The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and is in good standing with the Department and has the power to own all its assets and to carry on its business as it is now being conducted. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(b)       The Merger Sub is a limited liability company duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department.

(c)        The Acquiring Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(d)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(e)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund (subject to any required approval by stockholders and compliance with the other provisions hereof) will not result, in violation of the laws of the State of Maryland or of the charter of the Acquiring Fund (the “Acquiring Fund Charter”) or the Bylaws of the Acquiring Fund (the “Acquiring Fund Bylaws”), or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(f)         The Merger Sub is not, and the execution delivery and performance of this Agreement by the Merger Sub will not result, in violation of the organizational documents of the Merger Sub or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Merger Sub is a party or by which it is bound, and will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Merger Sub is a party or by which it is bound.

(g)        The Target Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended November 30, 2023, and the Acquiring Fund’s Semi-Annual Report to Stockholders for the period ended May 31, 2024.

(h)        Since May 31, 2024, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital contained in the shareholder reports referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2024, and those incurred in connection with the Merger. Prior to the Effective Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, incurred by it after May 31, 2024, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.1(h), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio will not constitute a material adverse change.

(i)        The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8 under the 1940 Act, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(j)        The Merger Sub has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Merger Sub, and this Agreement constitutes a valid and binding obligation of the Merger Sub enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(k)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge threatened against the Acquiring Fund or the Merger Sub or any properties or assets held by either of them except as disclosed to the Target Fund in writing. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect their respective businesses, and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(l)       There are no material contracts outstanding to which the Acquiring Fund or the Merger Sub is a party that have not been disclosed in the Registration Statement or that will not be otherwise disclosed to the Target Fund in writing prior to the Effective Time.

(m)       All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by each of them (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements contained in the shareholder reports the referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s respective knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub. No tax deficiency or liability of the Acquiring Fund or Merger Sub has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the Acquiring Fund’s taxable year in which the Closing Date occurs.

(n)       For the taxable year ending November 30, 2023 and each subsequent taxable year, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a regulated investment company (“RIC”) under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a RIC for the taxable year ending November 30, 2024 or any subsequent taxable year. Immediately prior to the Closing and as of the close of its last taxable year ending prior to the Closing, the Acquiring Fund will have no earnings or profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(o)       All of the issued and outstanding interests of the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole equityholder of the Merger Sub, and there are (i) no other outstanding securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any securities or securities convertible into voting securities of the Merger Sub.

(p)       Since the date of its organization through the Effective Time, the Merger Sub has been, and will be, disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the closing of the Subsidiary Merger, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(q)       The Acquiring Fund is authorized to issue 100,000,000 shares of common stock, par value $0.001 per share, and 65,000,000 shares of preferred stock, each outstanding share of which is fully paid, non-assessable and has full voting rights.

(r)       All issued and outstanding shares of common stock and preferred stock, if any, of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements (or exemptions from the registration requirements) of the Securities Act of 1933, as amended (the “1933 Act”) and state securities laws, are duly and validly issued and outstanding, fully paid and non-assessable, and will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund has no outstanding shares of stock other than as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 4.3). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of its common stock or preferred stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of common stock or preferred stock of the Acquiring Fund.

(s)       The shares of New Acquiring Fund Stock to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such shares of New Acquiring Fund Stock will be duly and validly issued shares of stock of the Acquiring Fund and will be fully paid and non-assessable.

(t)       The books and records of the Acquiring Fund have been made available to the Target Fund, and those books and records are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

2.2       Representations and Warranties of the Target Fund. The Target Fund represents and warrants to the Acquiring Fund as follows as of the date hereof:

(a)       The Target Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and is in good standing with the Department and has the power to own all its assets and to carry on its business as it is now being conducted.

(b)       The Target Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Target Fund.

(c)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(d)       The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund (subject to any required approval by stockholders and compliance with the other provisions hereof) will not result, in violation of the laws of the State of Maryland or of the charter of the Target Fund (the “Target Fund Charter”) or the Bylaws, (the “Target Fund Bylaws”) of the Target Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.

(e)       The Acquiring Fund has been furnished with the Target Fund's Annual Report to Stockholders for the year ended November 30, 2023, and the Target Fund's Semi-Annual Report to Stockholders for the period ended May 31, 2024.

(f)       Since May 31, 2024, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities or business, and the Target Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet prepared in accordance with GAAP other than those shown on the Target Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2024, and those incurred in connection with the Merger. Prior to the Effective Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, incurred by it after May 31, 2024, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.2(f), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund's portfolio will not constitute a material adverse change.

(g)       The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required pursuant to Rule 17a-8 under the 1940 Act, and this Agreement constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h)       No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Target Fund or any properties or assets held by it except as disclosed in writing to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(i)       There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the Registration Statement or that will not be otherwise disclosed to the Acquiring Fund in writing prior to the Effective Time.

(j)       All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements in the shareholder reports referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund. No tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)       For the taxable year of its operations ending November 30, 2023 and each subsequent taxable year, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a RIC under Subchapter M of the Code; (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution or distributions with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Target Fund to fail to qualify as a RIC for its current taxable year or any subsequent taxable year. Immediately prior to the Closing and as of the close of its last taxable year ending on the Closing Date, the Target Fund will have no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(l)        All issued and outstanding shares of Target Fund Common Stock and Target Fund Preferred Stock, if any, have been offered and sold in compliance in all material respects with applicable registration requirements (or exemptions from the registration requirements) of the 1933 Act and state securities laws, are duly and validly issued and outstanding, fully paid and non-assessable, and will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 4.8. The Target Fund has no outstanding shares of stock other than as set forth in the capitalization table in the Joint Proxy Statement/Prospectus. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of its common stock or preferred stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of common stock or preferred stock of the Target Fund.

(m)       The books and records of the Target Fund have been made available to the Acquiring Fund, and those books and records are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

3.       COMPUTATION OF NET ASSET VALUE

3.1       Valuation of Common Stock. The net asset value per share of Acquiring Fund Common Stock and Target Fund Common Stock shall be the net asset value per share of the respective Fund’s common stock as of the close of trading on the NYSE on the Business Day immediately prior to the Closing Date (the “Valuation Time”). Such valuations shall be made in accordance with policies and procedures of the Funds adopted pursuant to Rule 2a-5. The net asset value calculations of each Fund shall reflect the allocation of actual and estimated expenses of the Merger as described in Section 8.2.

3.2       Effect of Suspension in Trading. In the event that at the Valuation Time an accurate appraisal of the net asset value per share of common stock of the Acquiring Fund or the Target Fund is impracticable because of either (a) the closure of, or the imposition of a trading restriction on, the exchange on which such shares of common stock are listed or another exchange on which the portfolio securities of the Funds are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which such shares of common stock are listed or elsewhere, the Closing Date shall be postponed until at least the first Business Day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 1.4.

4.       COVENANTS

4.1       Operations in the Normal Course. Each of the Acquiring Fund, the Merger Sub and the Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date except, with respect to the Target Fund only, for actions the Target Fund takes so as to comply with Section 6.6, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

4.2       Stockholders’ Meetings. The Acquiring Fund and the Target Fund shall hold meetings of their stockholders for the purpose of considering and acting upon the proposal or proposals required to effect the provisions of this Agreement and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

4.3       Preparation of Registration Statement and Related Materials.

(a)       The Acquiring Fund and the Target Fund will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement of the Acquiring Fund on Form N-14 relating to the New Acquiring Fund Common Stock to be issued pursuant to this Agreement, including any supplement or amendment thereto or to the documents contained or incorporated therein (as amended, the “Registration Statement”). The Registration Statement shall include a proxy statement of the Acquiring Fund and the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated in this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall comply with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and related materials, for inclusion therein, in connection with the meetings of the Acquiring Fund’s and the Target Fund’s stockholders to consider and act upon the proposal or proposals required to effect the provisions of this Agreement.

(b)       The Acquiring Fund represents and agrees that from the effective date of the Registration Statement through the time of the meetings of the Acquiring Fund’s and the Target Fund’s stockholders described in Section 4.2 and as of the Closing, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement or any other materials used to solicit proxies in connection with such stockholder meetings, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading. The Target Fund represents and agrees that from the effective date of the Registration Statement through the time of the meetings of the Acquiring Fund’s and the Target Fund’s stockholders described in Section 4.2 and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement or any other materials used to solicit proxies in connection with such stockholder meetings, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

4.4       Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger. Promptly following the Closing, the Acquiring Fund and Merger Sub will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Subsidiary Merger.

4.5       Regulatory Approvals. The parties will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the NYSE or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate to consummate the transactions hereunder.

4.6       Preservation of Assets. The Acquiring Fund and the Merger Sub each agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Target Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business as a RIC that will be independent of, and unrelated to, the Merger.

4.7       Tax Matters. The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Acquiring Fund, the Merger Sub or the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 7.7.

4.8       Stockholder List. Prior to the Closing Date, the Target Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Target Fund Common Stock and Target Fund Preferred Stock on the Closing Date and the respective number of shares of Target Fund Common Stock owned by each such stockholder, certified by the Target Fund’s transfer agent or Secretary to the best of their knowledge and belief.

4.9       Preferred Stock. The Acquiring Fund will comply with the terms and provisions of the Articles Supplementary for the New Acquiring Fund Preferred Stock, which Articles Supplementary will provide for each series of New Acquiring Fund Preferred Stock to have terms substantially the same as those of the corresponding series of Target Fund Preferred Stock for which it is being exchanged. The offer and sale of the shares of New Acquiring Fund Preferred Stock, if any, to be issued pursuant to this Agreement will comply with all applicable federal and state securities laws.

4.10       Delisting, Termination of Registration as an Investment Company. The Target Fund agrees that (i) the delisting of the shares of the Target Fund with the NYSE and (ii) the termination of its registration as an investment company under the 1940 Act will be effected in accordance with applicable law as soon as practicable following the Closing Date.

4.11       Delivery of Additional Items. At the Closing, each party agrees to deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or parties or their counsel may reasonably request to effect the transactions contemplated in this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or the Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

5.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions contemplated herein shall be subject, at the Target Fund’s election, to the following conditions:

5.1       Certificates and Statements by the Acquiring Fund.

(a)       The Acquiring Fund shall have furnished to the Target Fund a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition, tax costs and amounts of gain, if any, subject to section 1374 treatment pursuant to Treasury regulation section 1.337(d)-7(b), certified on its behalf by its Chief Executive Officer (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since May 31, 2024, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b)       The Acquiring Fund shall have furnished to the Target Fund a certificate signed by its Chief Executive Officer (or any Vice President), dated the Closing Date, certifying that as of the Closing, all representations and warranties made by the Acquiring Fund Parties in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquiring Fund Parties have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to such dates.

5.2       Absence of Litigation. There shall be no material litigation pending or, to the best knowledge of the Acquiring Fund and Merger Sub, threatened with respect to the matters contemplated by this Agreement.

5.3       Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.4       Satisfaction of the Target Fund. All proceedings taken by the Acquiring Fund Parties and their counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions contemplated herein shall be subject, at the Acquiring Fund Parties’ election, to the following conditions:

6.1       Certificates and Statements by the Target Fund.

(a)       The Target Fund shall have furnished to the Acquiring Fund a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition, tax costs and amounts of gain, if any, subject to section 1374 treatment pursuant to Treasury regulation section 1.337(d)-7(b), certified on its behalf by its Chief Executive Officer (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since May 31, 2024, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b)       The Target Fund shall have furnished to the Acquiring Fund a certificate signed by its Chief Executive Officer (or any Vice President), dated the Closing Date, certifying that as of the Closing, all representations and warranties made by the Target Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2       Absence of Litigation. There shall be no material litigation pending or, to the best knowledge of the Target Fund, threatened with respect to the matters contemplated by this Agreement.

6.3       Satisfaction of the Acquiring Fund. All proceedings taken by the Target Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.4       Custodian’s Certificate. The Target Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Target Fund held or maintained by such custodian as of the Valuation Time.

6.5       Books and Records. The Target Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Target Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of Target Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

6.6       Target Fund Dividends. Prior to the Valuation Time, the Target Fund will have declared and paid the dividends and/or distributions contemplated in Sections 7.5 and 7.6.

6.7       Termination of Target Fund Agreements. Unless otherwise directed by the Adviser, all contracts of the Target Fund will be terminated with respect to the Target Fund as of or prior to the Closing except as set forth on Schedule 6.7.

7.       FURTHER CONDITIONS PRECEDENT

The obligations of the Acquiring Fund Parties and the Target Fund to consummate the transactions contemplated herein are subject to the fulfillment or waiver of the following conditions, as applicable:

7.1       Stockholder Approvals. The Merger shall have been approved by the requisite votes of the holders of the outstanding shares of common stock and preferred stock, if any, of the Target Fund in accordance with applicable law and the provisions of the Target Fund Charter and the Target Fund Bylaws. In addition, the issuance of New Acquiring Fund Common Stock shall have been approved by the requisite votes of the holders of the outstanding shares of common stock and preferred stock, if any, of the Acquiring Fund in accordance with appliable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund Charter and the Acquiring Fund Bylaws. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 7.1.

7.2       Regulatory Filings.

(a)       The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Target Fund or would prohibit the Merger.

(b)       As of the Closing, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund, the Merger Sub or the Target Fund from completing the transactions contemplated herein.

7.3       Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund, the Merger Sub or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund, the Merger Sub or the Target Fund, provided that a party hereto may for itself waive any of such conditions.

7.4       Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5       Common Stock Dividends. The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to the Target Fund Common Stock in an amount determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its stockholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of holders of Target Fund Common Stock as of the record date for such dividend or dividends, and such dividends shall be paid as previously authorized by the Target Fund Board. None of the Target Fund, the Acquiring Fund or the Merger Sub shall have any rights with respect to, or interest in, the assets held in such escrow account. All such dividends will be paid by the Target Fund from its own funds, and not from amounts advanced by, borrowed from, or reimbursed by the Acquiring Fund or Merger Sub.

7.6       Preferred Stock Dividends. Dividends shall accumulate on any issued and outstanding Target Fund Preferred Stock up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the New Acquiring Fund Preferred Stock will accumulate from and including the Closing Date. Prior to the Valuation Time, the Target Fund will declare all accumulated but unpaid dividends on the Target Fund Preferred Stock up to and including the day immediately preceding the Closing Date. Such dividends will be paid by the Target Fund from its own funds, and not from amounts advanced by, borrowed from, or reimbursed by the Acquiring Fund, on the Closing Date, but prior to the Closing, to holders thereof as of the day immediately preceding the Closing Date.

7.7       Tax Opinion. The Acquiring Fund and the Target Fund shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)       The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)       No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the merger of the Merger Sub with and into the Acquiring Fund pursuant to applicable state laws.

(c)       No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)       No gain or loss will be recognized by the holders of Target Fund Stock upon the conversion of all their shares of Target Fund Stock solely into shares of New Acquiring Fund Stock in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the holders of Target Fund Common Stock receive cash in lieu of a fractional share of New Acquiring Fund Common Stock.

(e)       The aggregate basis of the shares of New Acquiring Fund Stock received by each holder of Target Fund Stock pursuant to the merger (including any fractional share[s] of New Acquiring Fund Common Stock to which a holder of Target Fund Common Stock would be entitled) will be the same as the aggregate basis of the shares of Target Fund Stock that were converted into such shares of New Acquiring Fund Stock.

(f)       The holding period of the New Acquiring Fund Stock received by each holder of Target Fund Stock in the merger (including any fractional share[s] of New Acquiring Fund Common Stock to which a holder of Target Fund Common Stock would be entitled) will include the period during which the shares of Target Fund Stock that were converted into such shares of New Acquiring Fund Stock were held by such stockholder, provided the shares of Target Fund Stock are held as capital assets at the effective time of the merger.

(g)       The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)       The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

(i)       The payment of cash to the holders of Target Fund Common Stock in lieu of fractional shares of New Acquiring Fund Common Stock will be treated as though such fractional shares were distributed as part of the merger and then redeemed by the Acquiring Fund with the result that the holder of Target Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder's basis allocable to the fractional share[s] of New Acquiring Fund Common Stock.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any holder of Target Fund Stock with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Merger under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect holder of Target Fund Stock that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Acquiring Fund, the Merger Sub and the Target Fund. The Acquiring Fund Parties and the Target Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no party may waive the conditions set forth in this Section 7.7.

8.       BROKER FEES AND EXPENSES

8.1       No Broker Fees. Each party represents and warrants to the other parties that there are no brokers or finders entitled to receive any payments in connection with the transactions contemplated herein.

8.2       Payment of Expenses. All expenses of the Merger will be borne by the Acquiring Fund and the Target Fund. Costs specific to the Acquiring Fund, which shall include for purposes of this Section 8.2 all costs specific to the Merger Sub, and the Target Fund will be expensed to such Fund, while costs not directly attributable to one Fund will be allocated on a pro rata basis based upon each Fund’s net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and filing of the Registration Statement and other proxy solicitation materials, postage, printing costs, proxy solicitation expenses, legal fees, accounting fees, SEC registration fees, NYSE listing fees and other related administrative or operational costs. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Fund as a RIC under the Code.

9.       ENTIRE AGREEMENT

The Acquiring Fund Parties and the Target Fund agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.       TERMINATION AND WAIVERS

10.1       Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the mutual agreement of the parties, and such termination may be effected by the Chief Executive Officer or any Vice President of each Fund without further action by the Acquiring Fund Board or the Target Fund Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)       a breach by the non-terminating party (including for this purpose a breach by the Merger Sub as a breach by the Acquiring Fund) of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)       a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)       a determination by the Acquiring Fund Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its Fund.

10.2       Effect of Termination. In the event of termination of this Agreement pursuant to the provisions of Section 10.1, this Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of any of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Merger-related expenses allocated to it as provided in Section 8.2.

10.3       Waiver. At any time prior to the Closing, except as expressly set forth herein, any of the terms or conditions of this Agreement may be waived by either the Acquiring Fund Board or the Target Fund Board (whichever board oversees the Fund that is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective Fund, on behalf of which such action is taken.

11.       MATERIAL PROVISIONS

All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

12.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that following the meeting of the Target Fund stockholders called by the Target Fund pursuant to Section 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of New Acquiring Fund Common Stock to be to the holders of Target Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

13.       ENFORCEABILITY; SEVERABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

13.1       Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

13.2       Headings and Terms. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” and “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.3       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by e-mail in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.4       Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

13.5       Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

By:
Name:
Title:

[MERGER SUB]

By:
Name:
Title:

TORTOISE MIDSTREAM ENERGY FUND, INC.

By:
Name:
Title:

Schedule 6.7

Target Fund Contracts

[To be completed.]

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Common Share Data” and “Supplemental Data and Ratios” shows the operating performance for the most recent ten fiscal years for the Target Fund and the Acquiring Fund.

Target Fund

The following Financial Highlights table is intended to help a prospective investor understand the Target Fund’s financial performance for the periods shown. Past results are not indicative of future performance. A copy of the Semi-Annual Report and Annual Reports referred to below may be obtained from www.sec.gov or by visiting www.tortoiseadvisors.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus.

The Target Fund’s financial statements as of and for the fiscal years ended November 30, 2023, 2022, 2021, 2020 and 2019, including the financial highlights for the fiscal years then ended, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP’s report, along with the Target Fund’s financial statements, is included in the Target Fund’s 2023 Annual Report. The financial highlights for the six months ended May 31, 2024 are unaudited.

	Six Months	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2024	2023	2022	2021	2020	2019
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$42.62	$44.21	$35.59	$25.56	$105.60	$144.80
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.03	0.29	0.18	(0.41)	(0.30)	(2.80)
Net realized and unrealized gain (loss)(3)	7.34	1.20	11.52	12.09	(76.77)	(19.50)
Total income (loss) from investment operations	7.37	1.49	11.70	11.68	(77.07)	(22.30)
Distributions to Common Stockholders
Net investment income	(1.54)	(1.64)	—	—	—	—
From return of capital	—	(1.44)	(3.08)	(1.65)	(2.97)	(16.90)
Total distributions to common stockholders	(1.54)	(3.08)	(3.08)	(1.65)	(2.97)	(16.90)
Capital stock transactions
Premiums less underwriting discounts and offering costs on issuance of common stock(4)	—	—	—	—	—	(0.00)
Net Asset Value, end of period	$48.45	$42.62	$44.21	$35.59	$25.56	$105.60
Per common share market value, end of period	$40.34	$34.22	$37.69	$30.31	$19.46	$98.80
Total investment return based on market value(5)(6)	22.68%	(0.83)%	34.99%	64.86%	(78.77)%	(17.63)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$246,768	$217,066	$237,022	$200,841	$149,407	$667,708
Average net assets (000’s)	$226,817	$219,839	$229,874	$200,484	$289,147	$871,496
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.18%	1.21%	1.21%	1.28%	1.61%	1.59%
Other operating expenses	0.55	0.77	0.33	0.37	0.33	0.14
Total operating expenses, before fee waiver	1.73	1.98	1.54	1.65	1.94	1.73
Fee waiver	—	—	—	—	—	(0.03)
Total operating expenses	1.73	1.98	1.54	1.65	1.94	1.70
Leverage expenses	0.98	1.16	0.98	0.84	4.43	2.34
Income tax expense (benefit)(8)	0.02	(2.29)	2.04	8.82	2.19	(4.80)
Total expenses	2.73%	0.85%	4.56%	11.31%	8.56%	(0.76)%

	Six Months	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2024	2023	2022	2021	2020	2019
	(unaudited)
Ratio of net investment loss to average net assets before fee waiver	0.15%	0.70%	0.44%	(1.17)%	(3.11)%	(2.05)%
Ratio of net investment loss to average net assets after fee waiver	0.15%	0.70%	0.44%	(1.17)%	(3.11)%	(2.02)%
Portfolio turnover rate	9.74%	56.07%	72.67%	58.40%	38.08%	29.21%
Credit facility borrowings, end of period (000’s)	$13,700	$10,600	$10,500	$40,900	$40,000	$53,600
Senior notes, end of period (000’s)	$29,171	$29,171	$32,150	$7,150	$15,321	$277,000
Preferred stock, end of period (000’s)	$13,754	$13,754	$19,719	$12,219	$12,700	$132,000
Per common share amount of senior notes outstanding, end of period	$5.73	$5.73	$6.00	$1.27	$2.62	$43.82
Per common share amount of net assets, excluding senior notes, end of period	$54.18	$48.35	$50.21	$36.86	$28.18	$149.42
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(9)	$7,077	$6,804	$7,020	$5,434	$3,930	$3,419
Asset coverage ratio of senior notes and credit facility borrowings(9)	708%	680%	702%	543%	393%	342%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(10)	$134	$126	$120	$108	$80	$61
Asset coverage ratio of preferred stock(10)	536%	506%	480%	433%	320%	244%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 10. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2023, 2022, 2021, 2020, and 2019 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents underwriting and offering costs of less than $0.01 for the year ending November 30, 2019. Represents the discounts on shares issued through rights offerings of $5.50, plus the underwriting and offering costs of $1.69 per share for the year ended November 30, 2018.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	For the period from December 1, 2023 through May 31, 2024, NTG accrued $18,024 for current income tax expense. For the year ended November 30, 2023, NTG accrued $5,026,388 for current tax benefit. For the year ended November 30, 2022, NTG accrued $4,679,689 for current tax expense. For the year ended November 30, 2021, NTG accrued $17,691,276 for current income tax expense. For the year ended November 30, 2020, NTG accrued $27,892,485 for net deferred income tax benefit and $34,222,098 for current tax expense. For the year ended November 30, 2019, NTG accrued $40,282,948 for net deferred income tax benefit and $1,510,530 for current tax benefit.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

The Target Fund’s financial statements as of and for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, including the financial highlights for the fiscal years then ended, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP’s report, along with the Target Fund’s financial statements, is included in the Target Fund’s 2018 Annual Report.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014

Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$15.96	$19.22	$18.65	$29.83	$28.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.43)	(0.42)	(0.46)	(0.32)	(0.54)
Net realized and unrealized gain (loss)(3)	1.36	(1.15)	2.72	(9.17)	4.06
Total income (loss) from investment operations	0.93	(1.57)	2.26	(9.49)	3.52
Distributions to Common Stockholders
Net investment income	—	—	—	—	—
From return of capital	(1.69)	(1.69)	(1.69)	(1.69)	(1.69)
Total distributions to common stockholders
Capital stock transactions
Premiums less underwriting discounts and offering costs on issuance of common stock(4)	(0.72)	–	(0.00)	(0.00)	–
Net Asset Value, end of period	$14.48	$15.96	$19.22	$18.65	$29.83
Per common share market value, end of period	$13.72	$15.90	$18.90	$16.18	$27.97
Total investment return based on market value(5)(6)	(4.10)%	(7.67)%	27.99%	(37.08)%	9.08%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$915,033	$754,085	$904,866	$876,409	$1,401,926
Average net assets (000’s)	$887,014	$892,196	$862,527	$1,174,085	$1,404,751
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.54%	1.61%	1.56%	1.56%	1.48%
Other operating expenses	0.15	0.14	0.16	0.12	0.10
Total operating expenses, before fee waiver	1.69	1.75	1.72	1.68	1.58
Fee waiver	(0.09)		(0.01)	(0.09)	(0.16)
Total operating expenses	1.6	1.75	1.71	1.59	1.42
Leverage expenses	1.98	1.89	1.95	1.42	1.09
Income tax expense (benefit)(8)	(6.09)	(4.33)	7.25	(21.92)	7.04
Total expenses	(2.51)%	(0.69)%	10.91%	(18.91)%	9.55%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014

Ratio of net investment loss to average net assets before fee waiver	(2.65)%	(2.22)%	(2.53)%	(1.36)%	(1.97)%
Ratio of net investment loss to average net assets after fee waiver	(2.56)%	(2.22)%	(2.52)%	(1.27)%	(1.81)%
Portfolio turnover rate	13.67%	20.94%	35.47%	17.54%	18.09%
Credit facility borrowings, end of period (000’s)	$73,100	$49,800	$46,800	$62,800	$68,900
Senior notes, end of period (000’s)	$312,000	$284,000	$284,000	$348,000	$348,000
Preferred stock, end of period (000’s)	$132,000	$110,000	$110,000	$90,000	$90,000
Per common share amount of senior notes outstanding, end of period	$4.94	$6.01	$6.03	$7.40	$7.40
Per common share amount of net assets, excluding senior notes, end of period	$19.42	$21.97	$25.25	$26.05	$37.23
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(9)	$3,719	$3,589	$4,068	$3,353	$4,579
Asset coverage ratio of senior notes and credit facility borrowings(9)	372%	359%	407%	335%	458%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(10)	$69	$67	$76	$69%	$94
Asset coverage ratio of preferred stock(10)	277%	270%	305%	275	377%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 10. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2023, 2022, 2021, 2020, and 2019 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents underwriting and offering costs of less than $0.01 for the year ending November 30, 2019. Represents the discounts on shares issued through rights offerings of $5.50, plus the underwriting and offering costs of $1.69 per share for the year ended November 30, 2018.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	For the period from December 1, 2023 through May 31, 2024, NTG accrued $18,024 for current income tax expense. For the year ended November 30, 2023, NTG accrued $5,026,388 for current tax benefit. For the year ended November 30, 2022, NTG accrued $4,679,689 for current tax expense. For the year ended November 30, 2021, NTG accrued $17,691,276 for current income tax expense. For the year ended November 30, 2020, NTG accrued $27,892,485 for net deferred income tax benefit and $34,222,098 for current tax expense. For the year ended November 30, 2019, NTG accrued $40,282,948 for net deferred income tax benefit and $1,510,530 for current tax benefit.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Acquiring Fund’s financial performance for the periods shown. Past results are not indicative of future performance. A copy of the Semi-Annual Report and Annual Reports referred to below may be obtained from www.sec.gov or by visiting www.tortoiseadvisors.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus.

The Acquiring Fund’s financial statements as of and for the fiscal years ended November 30, 2023, 2022, 2021, 2020 and 2019, including the financial highlights for the fiscal years then ended, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP’s report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s 2023 Annual Report. The financial highlights for the six months ended May 31, 2024 are unaudited.

	Six Months	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2024	2023	2022	2021	2020	2019
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of the period	$35.35	$39.41	$33.54	$25.42	$69.24	$94.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.08	0.30	0.12	(0.45)	(0.44)	(1.20)
Net realized and unrealized gain (loss)(3)	6.47	(1.52)	8.59	10.04	(41.20)	(13.08)
Total income (loss) from investment operations	6.55	(1.22)	8.71	9.59	(41.64)	(14.28)
Distributions to Common Stockholders
Net investment income	(1.42)	(1.65)	—	—	—	—
From return of capital	—	(1.19)	(2.84)	(1.47)	(2.18)	(10.48)
Total distributions to common stockholders	(1.42)	(2.84)	(2.84)	(1.47)	(2.18)	(10.48)
Capital Stock Transactions
Premiums less underwriting discounts and offering costs on issuance of common stock(4)	—	—	—	—	—	(0.00)
Total capital stock transactions	—	—	—	—	—	(0.00)
Net Asset Value, end of period	$40.48	$35.35	$39.41	$33.54	$25.42	$69.24
Per common share market value, end of period	$33.51	$28.11	$33.54	$27.27	$19.16	$67.28
Total investment return based on market value(5)(6)	24.72%	(7.77)%	33.82%	50.27%	(69.69)%	(15.46)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$435,800	$380,497	$446,618	$400,044	$311,398	$930,286
Average net assets (000’s)	$396,292	$407,705	$438,035	$403,236	$473,041	$1,203,943
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.22%	1.24%	1.25%	1.18%	1.54%	1.62%
Other operating expenses	0.39	0.51	0.24	0.29	0.27	0.14
Total operating expenses, before fee waiver	1.61	1.75	1.50	1.47	1.81	1.76
Fee waiver(8)	—	—	—	—	—	(0.00)
Total operating expenses	1.61	1.75	1.50	1.47	1.81	1.76
Leverage expenses	1.18	1.29	1.18	1.32	3.48	2.15
Income tax expense (benefit)(9)	0.07	(3.30)	2.02	9.06	(22.97)	(5.49)
Total expenses	2.86%	(0.26)%	4.70%	11.85%	(17.68)%	(1.58)%

	Six Months	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2024	2023	2022	2021	2020	2019
	(unaudited)
Ratio of net investment loss to average net assets before fee waiver	0.42%	0.82%	0.32%	(1.35)%	(2.80)%	(1.33)%
Ratio of net investment loss to average net assets after fee waiver	0.42%	0.82%	0.32%	(1.35)%	(2.80)%	(1.33)%
Portfolio turnover rate	32.63%	41.98%	73.84%	65.30%	36.79%	26.35%
Credit facility borrowings, end of period (000’s)	$29,600	$7,300	$30,700	$19,200	$13,200	$93,900
Senior notes, end of period (000’s)	$50,333	$64,853	$81,632	$83,893	$87,927	$365,000
Preferred stock, end of period (000’s)	$35,661	$35,661	$35,661	$32,300	$32,300	$165,000
Per common share amount of senior notes outstanding, end of period	$4.68	$6.02	$7.20	$7.03	$7.18	$27.17
Per common share amount of net assets, excluding senior notes, end of period	$45.16	$41.37	$46.61	$40.57	$32.60	$96.41
Asset coverage, per $1,000 of principal amount of senior period and credit facility borrowings(10)	$6,898	$6,768	$5,293	$5,194	$4,399	$3,387
Asset coverage ratio of senior notes and credit facility borrowings(10)	690%	677%	529%	519%	440%	339%
Asset coverage, per $10 liquidation value per share of mandatory redeemable preferred stock(11)	$48	$45	$40	$40	$33	$25
Asset coverage ratio of preferred stock(11)	477%	453%	402%	395%	333%	249%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 4. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2023, 2022, 2021, 2020, and 2019 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents underwriting and offering costs of less than $0.01 for the year ended November 30, 2019. Represents premium on shelf offerings of $0.40 per share, less the underwriting and offering costs of $0.04 per share, for the year ended November 30, 2018.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Less than 0.01% for the years ended November 30, 2019.
(9)	For the period from December 1, 2023 through May 31, 2024, TYG accrued $139,209 for current income tax expense. For the year ended November 30, 2023, TYG accrued $13,467,645 for current tax benefit. For the year ended November 30, 2022, TYG accrued $8,864,115 for current tax expense. For the year ended November 30, 2021, TYG accrued $36,546,777 for current income tax expense. For the year ended November 30, 2020, TYG accrued $116,472,157 for net deferred income tax benefit and $7,747,729 for current income tax expense. For the year ended November 30, 2019, TYG accrued $73,090,370 for net deferred income tax benefit and $7,034,755 for current income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

The Acquiring Fund’s financial statements as of and for the fiscal years ended November 30, 2018, 2017, 2016, 2015 and 2014, including the financial highlights for the fiscal years then ended, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP’s report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s 2018 Annual Report.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014

Per Common Share Data(1)(2)
Net Asset Value, beginning of the period	$23.93	$28.83	$29.28	$49.34	$43.36
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.49)	(0.65)	(0.78)	(0.62)	(0.66)
Net realized and unrealized gain (loss)(3)	2.59	(1.64)	2.94	(16.85)	9.01
Total income (loss) from investment operations	2.10	(2.29)	2.16	(17.47)	8.35
Distributions to Common Stockholders	(2.62)	(2.62)	(2.62)	(2.59)	(2.38)
Net investment income	—	—	—	—	—
From return of capital	—	—	—	—	—
Total distributions to common stockholders	—	—	—	—	—
Capital Stock Transactions
Premiums less underwriting discounts and offering costs on issuance of common stock(4)	0.09	0.01	0.01	(0.00)	0.01
Total capital stock transactions	—	—	—	—	—
Net Asset Value, end of period	$23.50	$23.93	$28.83	$29.28	$49.34
Per common share market value, end of period	$22.59	$25.86	$30.63	$26.57	$46.10
Total investment return based on market value(5)(6)	(3.42)%	(7.49)	26.21%	(37.86)%	(2.54)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$1,260,300	$1,181,528	$1,412,274	$1,405,733	$2,369,068
Average net assets (000’s)	$1,388,683	$1,406,724	$1,345,764	$1,974,038	$1,837,590
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.58%	1.74	1.74%	1.76%	1.65%
Other operating expenses	0.13	0.12	0.12	0.10	0.13
Total operating expenses, before fee waiver	1.71	1.86	1.86	1.86	1.78
Fee waiver(8)	(0.04)	(0.00)	(0.01)		(0.00)
Total operating expenses	1.67	1.86	1.85	1.86	1.78
Leverage expenses	1.87	1.78	2.29	1.75	1.38
Income tax expense (benefit)(9)	(11.02)	(5.28)	4.64	(24.50)	7.81
Total expenses	(7.48)%	(1.64)	8.78	(20.89)%	10.97%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014

Ratio of net investment loss to average net assets before fee waiver	(1.89)%	(2.27)%	(2.83)%	(1.50)%	(1.33)%
Ratio of net investment loss to average net assets after fee waiver	(1.85)%	(2.27)%	(2.82)%	(1.50)%	(1.33)%
Portfolio turnover rate	17.96%	20.38%	24.23%	12.94%	15.33%
Credit facility borrowings, end of period (000’s)	$107,100	$112,700	$109,300	$66,000	$162,800
Senior notes, end of period (000’s)	$380,000	$412,500	$442,500	$545,000	$544,400
Preferred stock, end of period (000’s)	$165,000	$165,000	$165,000	$295,000	$224,000
Per common share amount of senior notes outstanding, end of period	$7.08	$8.35	$9.03	$11.35	$11.34
Per common share amount of net assets, excluding senior notes, end of period	$30.58	$32.28	$37.86	$40.63	$60.68
Asset coverage, per $1,000 of principal amount of senior period and credit facility borrowings(10)	$3,926	$3,564	$3,858	$3,784	$4,667
Asset coverage ratio of senior notes and credit facility borrowings(10)	393%	356%	386%	378%	467%
Asset coverage, per $10 liquidation value per share of mandatory redeemable preferred stock(11)	$29	$27	$30	$26	$35
Asset coverage ratio of preferred stock(11)	293%	271%%	297%	255%	354%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 4. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2023, 2022, 2021, 2020, and 2019 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents underwriting and offering costs of less than $0.01 for the year ended November 30, 2019. Represents premium on shelf offerings of $0.40 per share, less the underwriting and offering costs of $0.04 per share, for the year ended November 30, 2018.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Less than 0.01% for the years ended November 30, 2019.
(9)	For the period from December 1, 2023 through May 31, 2024, TYG accrued $139,209 for current income tax expense. For the year ended November 30, 2023, TYG accrued $13,467,645 for current tax benefit. For the year ended November 30, 2022, TYG accrued $8,864,115 for current tax expense. For the year ended November 30, 2021, TYG accrued $36,546,777 for current income tax expense. For the year ended November 30, 2020, TYG accrued $116,472,157 for net deferred income tax benefit and $7,747,729 for current income tax expense. For the year ended November 30, 2019, TYG accrued $73,090,370 for net deferred income tax benefit and $7,034,755 for current income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

The information in this preliminary statement of additional information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 28, 2024

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE MERGER OF
TORTOISE MIDSTREAM ENERGY FUND, Inc.

WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

Dated [●], 2024

This Merger Statement of Additional Information should be read in conjunction with the Joint Proxy Statement/Prospectus dated [●], 2024 (the “Joint Proxy Statement/Prospectus”) relating to (i) the proposed merger of Tortoise Midstream Energy Fund, Inc. (“NTG” or the “Target Fund”) with and into a wholly-owned subsidiary of Tortoise Energy Infrastructure Corporation (“TYG” or the “Acquiring Fund”) (the “Merger”) and (ii) the issuance of additional shares of common stock of the Acquiring Fund in the Merger. The Acquiring Fund and the Target Fund are each also referred to in this Merger Statement of Additional Information individually as a “Fund” or a “Company” and collectively as the “Funds” or the “Companies.” The Acquiring Fund following the Merger is referred to in this Merger Statement of Additional Information as the “Combined Fund.” References to “we” “us” or “our” in this Merger Statement of Additional Information are references to the Acquiring Fund.

If stockholders of the Target Fund approve the Merger and the stockholders of the Acquiring Fund approve the issuance of common stock in connection with the Merger and the Merger is completed, each Target Fund stockholder will receive a number of shares of common stock of the Acquiring Fund (taking into account any fractional shares of Acquiring Fund common stock to which such shareholders would be entitled) representing an aggregate net asset value equal to the aggregate net asset value of the shares of Target Fund common stock held by such stockholder immediately prior to the closing of the Merger, and, as such, each such Target Fund stockholder will become a common stockholder of the Acquiring Fund and cease to be a stockholder of the Target Fund. Shares of common stock of the Target Fund would be exchanged for shares of common stock of the Acquiring Fund on a tax-free basis for federal income tax purposes (although Target Fund stockholders who receive cash for their fractional shares may incur certain tax liabilities). Notwithstanding the foregoing, the Merger involves additional tax implications that could significantly impact the Funds and their stockholders. The Acquiring Fund will issue to Target Fund stockholders book-entry interests for the shares of the Acquiring Fund registered in a “street name” brokerage account held for the benefit of such stockholders.

The Merger Sub shall be the surviving entity in the Merger. As soon as practicable following the completion or termination of the Merger, the Merger Sub will merge with and into the Acquiring Fund and the Acquiring Fund will be the surviving entity in the subsidiary merger.

As a result of the Merger, each series of Mandatory Redeemable Preferred Share of the Target Fund that are outstanding immediately prior to the closing of the Merger (“Target Fund MRP Shares”) will convert into newly-issued Mandatory Redeemable Preferred Shares of the Acquiring Fund (“Acquiring Fund MRP Shares”) having substantially the same terms as the Target Fund MRP Shares immediately prior to the Merger. The aggregate liquidation preference of the Acquiring Fund MRP Shares received by a holder of Target Fund MRP Shares in the Merger will equal the aggregate liquidation preference of the Target Fund MRP Shares of the applicable series held immediately prior to the closing of the Merger. The Acquiring Fund MRP Shares to be issued in the Merger will have equal priority with the Acquiring Fund’s existing outstanding preferred stock as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred stock of the Acquiring Fund, including the Acquiring Fund MRP Shares to be issued in connection with the Merger, will be senior in priority to Acquiring Fund Common Shares as to payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation.

If the Merger is not approved by stockholders of the Target Fund, or if the issuance of Acquiring Fund common stock is not approved by the Acquiring Fund’s stockholders, the Target Fund and the Acquiring Fund will each continue to operate as a standalone Maryland corporation advised by Tortoise Capital Advisors, L.L.C (the “Adviser”) and will each continue its investment activities in the normal course.

This Merger Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Acquiring Fund at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Merger Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Merger Statement of Additional Information is a part.

-i-

INVESTMENT LIMITATIONS

This section supplements the disclosure in the Joint Proxy Statement/Prospectus and provides additional information on the investment limitations of the Target Fund and the Acquiring Fund. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of a Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of a Fund’s assets are only applied immediately after, and because of, an investment or a transaction to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a Fund’s investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

Fundamental Investment Limitations

Tortoise Midstream Energy Fund, Inc.

The following are the Target Fund’s fundamental investment policies set forth in their entirety. The Target Fund may not:

●	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	concentrate (invest 25% or more of total assets) its investments in any particular industry, except that it will concentrate its assets in the group of industries constituting the energy sector;

●	underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in its portfolio;

●	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that it may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

●	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that it may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Tortoise Energy Infrastructure Corporation

The following are the Acquiring Fund’s fundamental investment policies set forth in their entirety. The Acquiring Fund may not:

●	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

●	concentrate (invest 25% or more of total assets) its investments in any particular industry, except that it will concentrate its assets in the group of industries constituting the energy infrastructure sector;

●	underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in its portfolio;

●	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that it may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

●	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that it may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Nonfundamental Investment Policies

Tortoise Midstream Energy Fund, Inc.

The Target Fund has adopted the following non-fundamental investment policies:

●	Under normal circumstances, it will invest at least 80% of its total investments in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, with at least 50% of its total investments in equity securities of natural gas infrastructure entities.

●	It may invest up to 25% of its total assets in master limited partnerships (“MLPs”).

●	It may invest up to 50% of its total investments in restricted securities, primarily through direct investments. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. The aggregate of all of its investments in private companies that do not have any publicly traded shares or units is limited to 5% of its total investments.

●	It may invest up to 20% of its total investments in debt securities of midstream energy companies, including certain securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P’s”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser. It currently has no specific maturity policy with respect to debt securities.

●	It will not invest more than 10% of its total investments in any single issuer.

●	It will not engage in short sales.

●	It may write covered call options, up to 10% of its total investments.

●	It may utilize leverage in an amount that on average represents approximately 25% of its total assets. It considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 20% - 30%.

Tortoise Energy Infrastructure Corporation

The Acquiring Fund has adopted the following non-fundamental investment policies:

●	Under normal circumstances, it will invest at least 90% of its total investments, defined as the value of all investments reported as total investments in its schedule of investments, in securities of energy infrastructure companies.

●	It may invest up to 25% of its total assets in MLPs.

●	It may invest up to 30% of its total investments in restricted securities, primarily through direct placements. Subject to this policy, it may invest without limitation in illiquid securities. The types of restricted securities that it may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

●	It may invest up to 25% of its total investments in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

●	It will not invest more than 10% of its total investments in any single issuer.

●	It will not engage in short sales.

●	It may write covered call options, up to 10% of its total investments.

●	It may invest in short-term securities or cash pending investment of any offering proceeds to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

●	It may utilize leverage in an amount that on average represents approximately 25% of its total assets. It considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 20% - 30%.

The Board of Directors of each Fund (the “Board of Directors” or the “Board”) may change its nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports), although a change in the Target Fund’s policy of investing at least 80% of the Target Fund’s total investments in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, and the Acquiring Fund’s policy of investing at least 90% of the Acquiring Fund’s total investments in energy infrastructure companies requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, all investment restrictions apply at the time of purchase and a Fund will not be required to reduce a position due solely to market value fluctuations.

Currently under the 1940 Act, the Funds are not permitted to incur indebtedness unless immediately after such borrowing they have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of their total assets including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). Additionally, currently under the 1940 Act, the Funds may not declare any distribution upon their common or preferred stock, or purchase any such stock, unless their aggregate indebtedness has, at the time of the declaration of any such distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such distribution, or purchase price, as the case may be. Currently under the 1940 Act, the Funds are not permitted to issue preferred stock unless immediately after such issuance they have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of their total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, the Funds are not permitted to declare any distribution on their common stock or purchase any such common stock unless, at the time of such declaration or purchase, they would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price.

Under the 1940 Act, a “senior security” does not include any promissory note or other evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence. Both transactions involving indebtedness and any preferred stock issued by the Fund would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above. Currently under the 1940 Act, the Funds are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of their outstanding securities. Currently, under interpretative positions of the staff of the SEC, the Funds may not have on loan at any given time securities representing more than one-third of their total assets.

The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

Under the 1940 Act, the Funds may, but do not intend to, invest up to 10% of their total assets in the aggregate in shares of other investment companies and up to 5% of their total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Funds will bear their ratable share of that investment company’s expenses, and would remain subject to payment of their advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent the Funds invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the Joint Proxy Statement/Prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair their ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Joint Proxy Statement/Prospectus presents the Acquiring Fund’s investment objective and the principal investment strategies and risks. This section supplements the disclosure in the Joint Proxy Statement/Prospectus and provides additional information on the Acquiring Fund’s investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of the Acquiring Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Acquiring Fund’s restrictions and policies.

Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distribution. There is no assurance that we will achieve our objective. Our investment objective and the investment policies discussed below are nonfundamental. Our Board may change the investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Stockholders will receive at least 60 days prior written notice of any change to the nonfundamental investment policy of investing at least 90% of total investments in energy infrastructure companies.

Under normal circumstances, we invest at least 90% of total investments in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Additionally, energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity. We may invest up to 25% of our total assets in a portfolio of equity securities of energy infrastructure companies that are MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. MLP equity securities (known as “units”) currently consist of common units, convertible subordinated units or pay-in-kind units and limited liability company common units. We also may invest in other securities, consistent with our investment objective and fundamental and nonfundamental policies.

The following pages contain more detailed information about the types of issuers and instruments in which we may invest, strategies the Adviser may employ in pursuit of our investment objective and a discussion of related risks. The Adviser may not buy these instruments or use these techniques unless it believes that doing so will help us achieve our objective.

Energy Infrastructure Companies

We concentrate our investments in the energy infrastructure sector. We pursue our objective by under normal circumstances, investing at least 90% of our total investments in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing, or marketing natural gas, natural gas liquids, coal, crude oil, or refined petroleum products, or exploring, developing, managing, or producing such commodities. Additionally, energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity.

We also may invest in equity and debt securities of midstream energy entities in the energy infrastructure sector that are organized and/or taxed as corporations.

Midstream energy infrastructure entities in which we invest generally can be classified in the following categories:

●	Pipeline Entities. Pipeline entities are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline entities also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline entities have limited direct commodity price exposure because they do not own the product being shipped.

●	Gathering and Processing Entities. Gathering and processing entities are gatherers and processors of natural gas, as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor may be fee based or tied to the prices of the natural gas and NGL commodities.

Power and utility infrastructure entities in which we invest generally can be classified as those providing products, services or equipment for the generation or distribution of electricity, gas or water. Historically, regulated power generation and demand is less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, regulated power entities have limited direct commodity price exposure because they do not own the product being shipped. By contrast unregulated power companies we may invest in are exposed to prevailing power prices in the market they sell power in to. Midstream energy entities typically achieve distribution growth by internal and external means. Midstream energy entities achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions.

Midstream energy entities are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Midstream energy entities are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may affect adversely their results of operations.

Midstream energy entities operating interstate pipelines and storage facilities are subject to substantial regulation by FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

Midstream energy entities may be subject to liability relating to the release of substances into the environment, including liability under federal “SuperFund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of midstream energy entities.

Midstream energy entities are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain midstream energy entities upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of midstream energy entities to successfully integrate recent or future acquisitions; and the general level of the economy.

Non-MLPs. Midstream energy entities that are not MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

Energy infrastructure companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. Cyber hacking could also cause significant disruption and harm to energy infrastructure companies. The U.S. government has issued warnings that energy assets might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on companies in the energy infrastructure industry and markets. Such events may also adversely affect our business and financial condition. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

Master Limited Partnerships

Under normal circumstances we may invest up to 25% of our total assets in MLPs. An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income" under Section 7704 of the Code. An MLP is typically a limited partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal income tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, he or she becomes a limited partner.

MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although the tax consequences make this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

In the case of an MLP buying assets from its sponsor or general partner, the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

MLPs tend to pay relatively higher distributions than other types of companies, and we intend to use these MLP distributions in an effort to meet our investment objective.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLP partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving to up to 25% and ultimately to 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount of distributions to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Because the MLP itself generally does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, generally as capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.

The partner generally will not incur federal income tax on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.

For a further discussion and a general description of MLP federal income tax matters, see the section entitled “Certain Federal Income Tax Matters–Federal Income Taxation of MLPs.”

Acquiring Fund Investments

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities. We invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Equity Securities of MLPs. Consistent with our investment objective, we may invest up to 100% of total assets in equity securities issued by energy infrastructure MLPs, including common units and convertible subordinated units, and common units, subordinated units and preferred units of limited liability companies (“LLCs”) (that are treated as partnerships for federal income tax purposes). The table below summarizes the features of these securities, and a further discussion of these securities follows.

	Common Units (for MLPs taxed as partnerships)(1)	Convertible Subordinated Units (for MLPs taxed as partnerships)

Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units

Dividend Priority	First right to minimum quarterly distribution (“MQD”) specified in Partnership Agreement; arrearage rights	Second right to MQD; no arrearage rights; may be paid in additional units

Dividend Rate	Minimum set in partnership agreement; participate pro rata with subordinated units after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD

Trading	Listed on NYSE, NYSE MKT LLC or NASDAQ National Market	Not publicly traded

	Common Units (for MLPs taxed as partnerships)(1)	Convertible Subordinated Units (for MLPs taxed as partnerships)

Federal Income Tax Treatment	Generally, ordinary income to the extent of taxable income allocated to holder; distributions are tax-free return of capital to extent of holder’s basis; remainder as capital gain	Same as common units

Type of Investor	Retail; creates unrelated business taxable income for tax-exempt investor; investment by regulated investment companies limited to 25% of total assets	Same as common units

Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter

Conversion Rights	None	Typically one-to-one ratio into common units

(1)	Some energy infrastructure companies in which we may invest have been organized as LLCs. Such companies are generally treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics as those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.

MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the- counter. Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

Debt Securities. We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of issuers operating in essential asset sectors, and securities rated below investment grade (commonly referred to as “junk bonds”). These debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B− by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is advisable and in the best interest of us and our stockholders.

Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser’s research and credit analysis is an especially important part of managing securities of this type. The Adviser attempts to identify those issuers of below investment grade securities whose financial condition the Adviser believes is adequate to meet future obligations or has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

We may invest in corporate debt securities that are purchased and sold in private offerings pursuant to Rule 144A or other applicable exemptions from the registration requirements of the Securities Act. We may purchase or sell corporate debt securities on a when-issued, delayed-delivery or forward commitment basis. We currently have no specific maturity policy with respect to debt securities. We currently have no specific maturity policy with respect to debt securities.

The corporate debt securities in which we invest generally will be high yield debt securities. Because the performance of high yield corporate debt securities, especially during periods of market stress, may be affected by changes, or perceived changes, in the issuer’s business, financial condition or prospects, the performance of our investments in high yield corporate debt securities may be correlated with the performance of equity securities, including the equity securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common shareholders with any of the benefits typically associated with asset class diversification.

Below Investment Grade Debt Securities. We may invest up to 25% of our assets in below investment grade securities. The below investment grade debt securities in which we invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by S&P’s, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Adviser to be of comparable quality.

Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, investment in below investment grade securities is subject to the following specific risks:

●	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

●	greater risk of loss due to default or declining credit quality;

●	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

●	if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could affect severely the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities we own may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by us, we may be required to bear extraordinary expenses in order to protect and recover our investment if it is recoverable at all.

Restricted, Illiquid and Thinly-Traded Securities. We may invest up to 30% of our total investments in restricted securities, primarily through direct placements of MLP securities. Restricted securities obtained by means of direct placement are less liquid than securities traded in the open market; therefore, we may not be able to readily sell such securities.

Investments currently considered by the Adviser to be illiquid because of such restrictions include convertible subordinated units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of such portfolio securities and we might not be able to dispose of such securities promptly or at reasonable prices.

We also may invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the NYSE, NYSE Alternext U.S. (formerly known as AMEX), the NASDAQ National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value, and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

Commercial Paper. We may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper usually is repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

U.S. Government Securities. We may invest in U.S. Government securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years, and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States, and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies, and such securities may involve risk of loss of principal and interest.

Repurchase Agreements. We may enter into “repurchase agreements” backed by U.S. Government securities. A repurchase agreement arises when we purchase a security and simultaneously agree to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time we hold the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit us to earn interest on assets awaiting long-term investment. We require continuous maintenance by our custodian for our account in the Federal Reserve/Treasury Book-Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while we seek to enforce our rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing our rights.

Reverse Repurchase Agreements. We may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which we are the seller of, rather than the investor in, securities and agree to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when we enter into a reverse repurchase agreement, liquid assets (such as cash, U.S. Government securities or other “high-grade” debt obligations) having a value at least as great as the purchase price of the securities to be purchased will be segregated on our books and held by our custodian throughout the period of the obligation. The use of reverse repurchase agreements creates leverage which increases our investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, our earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. We intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Margin Borrowing. Although we do not currently intend to, we may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns. Margin borrowing creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by us would be subject to the limitations of the 1940 Act, including the prohibition from us issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this Merger Statement of Additional Information. See “Investment Limitations” at page S-1.

Interest Rate Transactions. We may, but are not required to, use interest rate transactions such as swaps, caps and floors in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment that is intended to approximate our variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease distributable cash flow (generally, cash from operations less certain operating expenses and reserves) available to the shares of our common stock. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in the net asset value of the shares of our common stock. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. When interest rate swap transactions are outstanding, we will segregate liquid assets with our custodian in an amount equal to our net payment obligation under the swap.

Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. We may receive fees or price concessions for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with our investments. If we remain substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, we will segregate appropriate liquid assets with our custodian to cover the purchase obligations. When we have sold a security on a delayed- delivery basis, we do not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, we could miss a favorable price or yield opportunity or suffer a loss.

Securities Lending. We may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows us to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that we may engage in loan transactions only under the following conditions: (1) we must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, we must be able to terminate the loan at any time; (4) we must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) we may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Temporary and Defensive Investments. Pending investment of offering or leverage proceeds, we may invest such proceeds in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be of similar quality (collectively, “short-term securities”), or we may invest in cash or cash equivalents, all of which are expected to provide a lower yield than the securities of energy infrastructure companies. We also may invest in short-term securities or cash on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total investments in short-term securities or cash. The yield on short-term securities or cash may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in our not achieving, our investment objective.

Covered Call Options Strategy

We may also seek to provide current income from gains earned through a covered call option strategy.  A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option.  At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to correctly predict the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned subsidiaries in one or more jurisdictions, each of which would be treated as a corporation for U.S. federal income tax purposes.  We may invest either directly or indirectly through the subsidiaries.  We will be the sole shareholder of any subsidiary, and it is currently expected that shares of any subsidiary will not be sold or offered to other investors.

We may invest an aggregate of up to 5% of our total investments in subsidiaries.  We anticipate investing in certain private clean energy-related issuers indirectly through the subsidiaries.

The subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act.  In addition, changes in the laws of the United States and/or any jurisdiction in which a subsidiary is formed could result in our inability or the inability of the subsidiaries to operate as described in the Joint Proxy Statement/Prospectus or this Merger Statement of Additional Information and could adversely affect the Acquiring Fund.  Our Board of Directors has oversight responsibility for the investment activities of the Acquiring Fund, including the Acquiring Fund’s investments in any subsidiary, and our role as the sole shareholder of any subsidiary.

The assets of any subsidiaries and the assets of the Acquiring Fund, taken as a whole, will be subject to the same investment restrictions and limitations, and the subsidiary will be subject to the same compliance policies and procedures as the Acquiring Fund.  As a result, investments held through a subsidiary will be considered in determining compliance with the investment policies and restrictions that apply to the management of the Acquiring Fund, and, in particular, to the requirements relating to portfolio leverage, affiliated transactions and the timing and method of the valuation of any subsidiary’s portfolio investments.

Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have investment strategies similar to ours. The portfolio managers of our Adviser must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the value of securities held by other accounts. In addition, conflicts of interest may arise from the fact that a related person of our Adviser has an interest in a client organized as a limited liability company, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over us. For example, our Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients to increase the incentive fee. Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund or client, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund or client. Certain of the Adviser’s client accounts may invest in the equity securities of a particular company, while other client accounts may invest in the debt securities of the same company.  Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with us for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, us, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, our objectives. Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities purchased or sold will be allocated among the clients on a good faith, fair and equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions may produce better execution for us. When possible, our Adviser combines all the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for five other publicly traded closed-end management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, investors should be aware that our future performance and future performance of other accounts of the Adviser may vary.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures.  Such accounts also may serve the purpose of establishing a performance record for the strategy.  Our Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments.  Our Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales.  A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts.  Our Adviser has adopted various policies to mitigate these conflicts, including policies that require our Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts.  Our Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when we could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.

The 1940 Act limits our ability to co-invest in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. We and our Adviser have received exemptive relief from the SEC that permits certain co-investment transactions.  In this regard, our Adviser has the ability to allocate investment opportunities of certain negotiated transactions between us, other funds registered under the 1940 Act and other accounts managed by our Adviser pro rata based on available capital, up to the amount proposed to be invested by each.  All accounts generally are required to participate on the same terms.  Pursuant to the exemptive order, our Adviser will be required to provide the board of directors of each participating registered fund with certain information concerning the relevant investment.  A majority (as defined in section 57(o) of the 1940 Act) of the directors eligible to consider the co-investment transaction of each participating registered fund must approve such registered fund’s participation in the co-investment transaction.

To the extent we are precluded from co-investing, our Adviser will allocate private investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives.  These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

To the extent that the Adviser sources and structures private investments in MLPs or other midstream entities, certain employees of the Adviser may become aware of actions planned by MLPs or other entities, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an MLP or a midstream entity about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP or other midstream securities. Our investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for us. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as ours.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders.  Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Target Fund and the Acquiring Fund each have the same investment adviser and the same Board of Directors. Unless otherwise indicated, the disclosure in this section applies to each Fund. The Acquiring Fund’s business and affairs are managed under the direction of the Board of Directors. Accordingly, the Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by the Adviser. Our officers are responsible for our day-to-day operations. Our directors and officers and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. The Board of Directors is divided into three classes. Directors of each class are elected to serve three year terms and until their successors are duly elected and qualify. Each year only one class of directors is elected by the stockholders. Unless otherwise indicated, the address of each director and officer is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates (“Independent Directors”).

Name and Age*	Position(s) Held With Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Independent Directors

Conrad S. Ciccotello (Born 1960)	Director since 2003	Professor and the Director, Reiman School of Finance, University of Denver (faculty member since 2017); Senior Consultant to the finance practice of Charles River Associates, which provides economic, financial, and management consulting services (since May 2020); Formerly Associate Professor and Chairman of the Department of Risk Management and Insurance, Director of the Asset and Wealth Management Program, Robinson College of Business, Georgia State University (faculty member from 1999 to 2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017); Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	7	CorEnergy Infrastructure Trust, Inc.; Peachtree Alternative Strategies Fund

Rand C. Berney (Born 1955)	Director since January 1, 2014	Formerly Executive-in- Residence, College of Business Administration, Kansas State University from 2012-2022; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.	5	None

Name and Age*	Position(s) Held With Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Alexandra A. Herger (Born 1957)	Director since 2015	Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange; Director of Tethys Oil (Stockholm) and member of PGS (Oslo) nomination committee.	6	None
Interested Directors and Officers(2)

H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2003	Chairman of the Board of Tortoise Parent Holdco LLC; Member of the Board of Directors of the Adviser from 2002 through March 2024; Managing Director of the Adviser and member of the Investment Committee of the Adviser from 2002 through April 1, 2024; Chartered Financial Analyst (“CFA”) charterholder.	6	None
Matthew G.P. Sallee (Born 1978)	Chief Executive Officer since June 7, 2024; President since June 30, 2015.	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2009.	6	None
Shobana Gopal (Born 1962)	Vice President since June 30, 2015.	Managing Director – Tax of the Adviser since July 2021; Director, Tax of the Adviser from January 2013 to July 2021; Tax Analyst of the Adviser from September 2006 through December 2012; Vice President of TSIFX since February 2018.	7	None
Sean Wickliffe (Born 1989)	Principal Financial Officer and Treasurer since April 1, 2024; Vice President and Assistant Treasurer from July 14, 2021 to April 1, 2024.	Vice President – Financial Operations of the Adviser since January 2021; Senior Financial Operations Analyst of the Adviser from January 2020 to January 2021; Financial Operations Analyst of the Adviser from December 2016 to January 2020; Junior Financial Operations Analyst of the Adviser from November 2015 to December 2016.	6	None

Diane Bono (Born 1958)	Chief Compliance Officer of TYG since 2006 and of NTG since its inception; Secretary since May 2013.	Managing Director of the Adviser since January 2018; Chief Compliance Officer of the Adviser since June 2006; Chief Compliance Officer and Secretary of TSIFX since February 2018.	7	None

(1)	As of May 31, 2024, for each executive officer, the Fund Complex included TYG, Tortoise Power and Energy Infrastructure Fund, Inc., NTG, Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc. and Ecofin Sustainable and Social Impact Term Fund and for Mr. Sallee and Mses. Bono and Gopal, the Fund Complex also includes Ecofin Tax-Exempt Private Credit Fund, Inc., for which they serve as officers. For Mr. Ciccotello, the Fund Complex also includes Ecofin Tax-Exempt Private Credit Fund, Inc., for which he serves as a director.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.

In addition to the experience provided in the table above, each director possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Company’s Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and expertise in energy infrastructure MLPs; Mr. Berney, experience as a college professor, executive leadership and business experience; Ms. Herger, executive leadership and business experience; and Mr. Birzer, investment management experience during his tenure as an executive, portfolio manager and leadership roles with the Adviser prior to April 1, 2024. Other attributes and qualifications considered for each director in connection with their selection to join the Board of Directors of each Company were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a director for all of the Companies. In addition, as to each director other than Mr. Birzer, his or her status as an Independent Director; and, as to Mr. Birzer, his roles with the Adviser were an important factor in his selection as a director. No experience, qualification, attribute or skill was by itself controlling. Mr. Birzer serves as Chairman of the Board of Directors of each Company. Mr. Birzer is an “interested person” of the Companies within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects each Board of Directors’ belief that his experience, familiarity with each Company’s day-to-day operations and the individuals with responsibility for each Company’s management and operations provides the Board of Directors with insight into each Company’s business and activities and, with his familiarity with each Company’s administrative support, facilitates the efficient development of meeting agendas that address each Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Ciccotello serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the four directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and each Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of each Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Committees of the Board of Directors of each Company

Each Company’s Board of Directors currently has four standing committees: (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee. Currently, all of the non-interested directors, Messrs. Ciccotello and Berney and Ms. Herger are the only members of each of these committees, except for the Executive Committee, for each Company. Each Company’s Executive Committee currently consists of Mr. Birzer and Mr. Ciccotello.

Executive Committee. The Executive Committee of each Company has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. Mr. Birzer is an “interested person” of each Company as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone. The Executive Committee held 0 meetings in the fiscal year ended November 30, 2023.

Audit and Valuation Committee. The Audit and Valuation Committee of each of TYG and NTG, was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com) and in print to any stockholder who requests it from the Secretary of the Company at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The Committee: (i) is responsible for the appointment, compensation, retention or termination and oversight of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of each Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board of Directors of each company has determined that Conrad S. Ciccotello and Rand C. Berney are each an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance. The Audit and Valuation Committee held 5 meetings in the fiscal year ended November 30, 2023.

Nominating and Governance Committee. Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of TYG or NTG as defined in the 1940 Act. The Nominating and Governance Committee of each Company operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Committee. The Bylaws of each Company require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, or (2) to be a current director of the Company that has not reached 75 years of age. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director. The Nominating and Governance Committee held 2 meetings in the fiscal year ended November 30, 2023.

Compliance Committee. Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. Each Company’s Compliance Committee operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com). The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate. The Compliance Committee held 2 meetings in the fiscal year ended November 30, 2023. The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, investment performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit and Valuation Committee and such other standing or special committees as may be established from time to time. For example, the Audit and Valuation Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting. The Board of Directors believes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

Director and Officer Compensation

Directors and officers who are interested persons of the Company or the Administrator will receive no salary or fees from us. For the 2024 fiscal year, each Independent Director receives from the Company an annual retainer of $15,000 (plus an additional $2,000 for the Chairman of the Audit and Valuation Committee and the Lead Independent Director, and an additional $1,000 for each other committee Chairman). Additionally, each independent director receives a fee of $1,000 for each meeting of the Board of Directors he or she attends in person, as well as $200 for each meeting of the Board of Directors attended telephonically, and $200 for each committee meeting attended in person or telephonically. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees. No director or officer is entitled to receive pension or retirement benefits from us.

None of the Companies compensates any of its directors who are interested persons nor any of its officers. The following table sets forth certain information with respect to the compensation paid by each Company and the Fund Complex for fiscal 2023 to each of the current independent directors for their services as a director. None of the Companies has any retirement or pension plans.

Name of Person, Position	Aggregate Compensation From the Company	Total Compensation From the Company and Fund Complex Paid to Directors*
Independent Directors
Conrad S. Ciccotello	$122,000	$156,000
Rand C. Berney	$122,000	$122,000
Alexandra A. Herger	$116,000	$116,000
Jennifer Paquette*	$116,000	$116,000

*	Ms. Paquette retired from the Board effective August 8, 2024.

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company as of May 31, 2024.

Name of Director	Aggregate Dollar Range of Company Securities Beneficially Owned By Director	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Directors
Conrad S. Ciccotello	Over $100,000	Over $100,000
Rand C. Berney	$10,001-$50,000	Over $100,000
Alexandra A. Herger	$1-$10,000	$10,001-$50,000
Jennifer Paquette**	$10,001-$50,000	$50,001-$100,000
Interested Directors
H. Kevin Birzer	Over $100,000	Over $100,000

*	Includes the Company, TYG, TPZ, NTG, TTP, NDP and TEAF. For Mr. Ciccotello, also includes TSIFX, of which he held no shares at May 31, 2024.

**	Ms. Paquette retired from the Board effective August 8, 2024.

As of May 31, 2024, the officers and directors of the Company, as a group, owned less than 1% of any class of the Company’s outstanding shares of stock.

Control Persons

Neither Fund is aware of any person who, as of September 30, 2024, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

The table below indicates the persons known to the Acquiring Fund to own of record 5% or more of its shares of common stock as of September 30, 2024. This information is based solely on securities position listing reports and the information provided on such stockholder’s filings with the SEC. The Acquiring Fund disclaims any responsibility as to the accuracy of such information.

Name and Address	Number of Acquiring Fund common shares	Percent of Class
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	2,036,927	18.92%
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	1,634,747	15.19%
National Financial Services LLC 245 Summer Street Boston, MA 02210	1,141,967	10.61%
The Bank of New York Mellon 200 Park Avenue New York, NY 10166	788,716	7.33%
Stifel, Nicolaus & Company, Incorporated One Financial Plaza 501 North Broadway St. Louis, MO 63102	598,183	5.56%

The table below indicates the persons known to the Target Fund to beneficially own or own of record 5% or more of its shares of common stock as of September 30, 2024. This information is based solely on securities position listing reports and the information provided on such stockholder’s filings with the SEC. The Target Fund disclaims any responsibility as to the accuracy of such information.

Name and Address	Number of Target Fund common shares	Percent of Class
National Financial Services LLC 245 Summer Street Boston, MA 02210	870,197	17.09%
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	757,113	14.87%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	722,879	14.19%
Saba Capital Management, L.P. (*) Boaz R. Weinstein Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor New York, New York 10174	515,767	10.13%
Pershing LLC
One Pershing Place Jersey City, NJ 07399	292,895	5.75%
Wells Fargo Clearing Services, LLC
One North Jefferson Avenue
St. Louis, MO 63103	280,625	5.51%
TD Prime Services LLC
One Vanderbilt Avenue
New York, NY 10017	274,109	5.38%

(*)	Information based on a Form 4 filed on September 3, 2024.

The table below indicates the persons known to each Fund to own 5% or more of its shares of preferred stock as of September 30, 2024.

Name and Address	Number of Acquiring Fund Preferred Shares	Percent of Class
The Prudential Insurance Company of America (*) 2200 Ross Ave. Suite 4300W Dallas, TX 75201	2,000,000	56.1%
Barings LLC (formerly Babson Capital Management LLC) (**) 300 South Tryon St. Charlotte, NC 28202 Massachusetts Mutual Life Insurance Company (**) 1295 State Street Springfield, MA 01111	411,091	11.5%
The Guardian Life Insurance Company of America (***) 7 Hanover Square New York, NY 10004	352,364	9.9%
Knights of Columbus (****) One Columbus Plaza New Haven, CT 06510	254,485	7.1%
Athene Asset Management, L.P. (*****) Athene Annuity and Life Company (*****) Voya Insurance and Annuity Company (*****) Royal Neighbors of America (*****) 7700 Mills Civic Parkway West Des Moines, IA 50266	211,418	5.9%

(*)	Information based on a Securities Purchase Agreement dated December 17, 2021.
(**)	Information based on Schedule 13G amendment filed on January 7, 2015. The number of shares noted above also reflects a partial redemption that occurred in April 2020. Barings LLC (formerly Babson Capital Management LLC) reported that, in its capacity as investment adviser, it has sole voting and dispositive power with respect to the 4,600,000 shares (411,091 shares after taking into account the partial redemption) of Mandatory Redeemable Preferred Stock held in certain advisory accounts owned (directly or indirectly) by affiliated entities and therefore may be deemed to beneficially own such shares. Barings LLC is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the direct beneficial owner of 4,415,000 shares (359,215 shares after taking into account the partial redemption and beneficiary re-registration of 34,258 shares to Great-West Life & Annuity Insurance Company during the period) of Mandatory Redeemable Preferred Stock. In addition, C.M. Life Insurance Company, a wholly-owned subsidiary of MassMutual, owns 185,000 shares (17,618 shares after taking into account the partial redemption) of Mandatory Redeemable Preferred Stock, which therefore may be deemed to be indirectly owned by MassMutual.
(***)	Information based on a Schedule 13G amendment filed on February 15, 2022 and fund records. The Guardian Life Insurance Company of America reports that it has sole voting and dispositive power over the shares listed in the table above.
(****)	Information based on a Securities Purchase Agreement dated October 9, 2014 and also reflects a partial redemption that occurred in April 2020.
(*****)	Information based on a Securities Purchase Agreement dated October 9, 2014 through which Athene Asset Management, L.P. obtained beneficial ownership of shares on behalf of Athene Asset and Life Company, Voya Insurance and Annuity Company, and Royal Neighbors of America in its capacity as investment adviser. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

Name and Address	Number of Target Fund Preferred Shares	Percent of Class
Prudential Financial, Inc.(*) 751 Broad Street Newark, New Jersey 07102-3777	453,939	82.5%
Metropolitan Life Insurance Company(**) 200 Park Avenue New York, New York 10166	96,212	17.2%

(*)	Information based on a Securities Purchase Agreement dated December 17, 2021 and based on a Schedule 13G amendment filed on February 6, 2019 by Prudential Financial Inc. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

(**)	Information based on a Securities Purchase Agreement dated December 13, 2017. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, us to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual (including advancing legal fees or making payments for settlements and judgments) from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act, which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals.

Investment Adviser

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). Tortoise holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex, including all of our Managing Directors, also own interests in Tortoise. Our Adviser is located at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. As of September 30, 2024, our Adviser had approximately $8.2 billion in assets under management.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser, subject to overall supervision by the Board, manages our investments. The Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.

The investment management of our portfolio is the responsibility of a team of portfolio managers consisting of Brian Kessens, James Mick, Matthew Sallee and Robert Thummel, all of whom are Managing Directors of the Adviser.

The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each of the portfolio managers as of September 30, 2024.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Brian Kessens
Registered investment companies	6	$3,657	0	0
Other pooled investment vehicles	2	$71	0	0
Other accounts	330	$2,945	8	$1,080
James Mick
Registered investment companies	6	$3,657	0	0
Other pooled investment vehicles	2	$71	0	0
Other accounts	330	$2,945	8	$1,080
Matthew Sallee
Registered investment companies	6	$3,657	0	0
Other pooled investment vehicles	2	$71	0	0
Other accounts	330	$2,945	8	$1,080
Robert Thummel
Registered investment companies	6	$3,657	0	0
Other pooled investment vehicles	2	$71	0	0
Other accounts	330	$2,945	8	$1,080

None of Messrs. Kessens, Mick, Sallee or Thummel receive any direct compensation from the Company or any other of the managed accounts reflected in the table above. Each of Messrs. Kessens, Mick, Sallee and Thummel has an employment-related agreement with the Adviser. Each receives base compensation for the services he provides and is also eligible for an annual discretionary cash bonus based on our Adviser’s earnings and the satisfaction of certain other conditions. Each of Messrs. Kessens, Mick, Sallee and Thummel own an equity interest in Tortoise, the entity that controls the Adviser, and each thus benefits from increases in the net income of the Adviser.

The following table sets forth the dollar range of our equity securities beneficially owned by each of the portfolio managers as of September 30, 2024.

Name of Manager	Aggregate Dollar Range of Company Securities Beneficially Owned by Manager
Brian Kessens	$10,001-$50,000
James Mick	$10,001-$50,000
Matthew Sallee	$50,001-$100,000
Robert Thummel	$10,001-$50,000

In addition to portfolio management services, the Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations.

Compensation and Expenses

Tortoise Midstream Energy Fund, Inc. Under NTG’s advisory agreement NTG pays the Adviser a fee equal to 0.95% annually of average monthly Managed Assets for the services rendered by it. In addition, the Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the Company’s at-the-market equity program for a six month period following the date of issuance. “Managed Assets” means Total Assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage, and (3) the aggregate liquidation preference of any outstanding preferred stock. The Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of NTG’s Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with NTG’s interests. Because deferred taxes are not deducted in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. In addition, because the fee paid to the Adviser is determined on the basis of our Managed Assets and not our Net Assets, there is no reduction in the fee paid to the Adviser for accruing deferred tax liabilities. “Net Assets” means the value of our Total Assets (including any assets attributable to any leverage that may be outstanding and net deferred tax assets) minus the sum of total liabilities (including net deferred tax liabilities, debt entered into for the purpose of leverage and the liquidation preference of any outstanding preferred stock). Average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the Company’s at-the-market equity program for a six month period following the date of issuance.

The advisory agreement has a term ending on December 31, 2024 and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2023. A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement is available in NTG’s Annual Report to stockholders for the fiscal year ended November 30, 2023.

Tortoise Energy Infrastructure Corporation. Under its advisory agreement, TYG pays the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of its average monthly Managed Assets up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000. Managed Assets means TYG’s total assets (including any assets attributable to leverage that may be outstanding but excluding any net deferred tax assets) minus accrued liabilities other than (1) deferred tax liability, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. The Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of TYG’s Managed Assets, the Adviser’s interest in determining whether TYG should incur additional leverage will conflict with TYG’s interests. Because deferred taxes are not taken into account in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. When TYG has a high level of deferred tax liability at the time the Adviser’s fee is calculated, the Adviser’s fee is higher than it would be if TYG had a lower level of deferred tax liability. TYG’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under TYG’s at-the-market equity program for a six month period following the date of issuance.

The advisory agreement has a term ending on December 31, 2024 and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2023. A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement is available in TYG’s Annual Report to stockholders for the fiscal year ended November 30, 2023.

Combined Fund. The Combined Fund will pay the Adviser a tiered fee equal to, on an annualized basis, 0.95% of its average monthly Managed Assets up to $2,500,000,000, 0.90% of its average monthly Managed Assets between $2,500,000,000 and $3,500,000,000, and 0.85% of its average monthly Managed Assets above $3,500,000,000 . Based on combined Managed Assets of $854.1 million as of May 31, 2024, it is estimated the effective rate of the Combined Fund will be approximately 0.95%.

The Funds bear all expenses not specifically assumed by the Adviser incurred in their operations and will bear the expenses related to all future offerings. Expenses the Funds bear generally include, but are not limited to, the following: (1) expenses of maintaining and continuing their existence and related overhead, including, to the extent services are provided by personnel of their Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) their registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on their behalf; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing their shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of their interests, including expenses of conducting tender offers for the purpose of repurchasing common stock; (8) expenses of registering and qualifying them and their shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to them (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to them; (15) compensation and expenses of their directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by them; (17) all expenses incurred in connection with leveraging of their assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of their common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and their obligation to indemnify their directors, officers and stockholders with respect thereto.

The Advisory Agreements provide that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising a Fund’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the applicable Advisory Agreement. However, the Adviser shall be liable for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in the applicable Advisory Agreement or a material breach or default of the Adviser’s obligations under the applicable Advisory Agreement. Each Fund’s Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. Each Fund’s Advisory Agreement may be terminated by the Adviser or the Fund, without penalty, on sixty (60) days’ written notice to the other. Each Advisory Agreement will terminate automatically in the event of its assignment.

Code of Ethics

We and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of ours and the Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of ours and our Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as us. Among other things, the Codes prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

Our Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Our Code of Ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102. Our Code of Ethics is also available on our Adviser’s website at www.tortoiseadvisors.com.

NET ASSET VALUE

We compute our net asset value for our shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. We currently make our net asset value available for publication daily. Our investment transactions are generally recorded on a trade date plus one day basis, other than for quarterly and annual reporting purposes. For purposes of determining the net asset value of a share of common stock, our net asset value will equal the value of our total assets (the value of the securities we hold, plus cash or other assets, including interest accrued but not yet received and net deferred tax assets) less (1) all of its liabilities (including without limitation accrued expenses and both current and net deferred tax liabilities), (2) accumulated and unpaid interest payments and distributions on any outstanding debt or preferred stock, respectively, (3) the aggregate liquidation value of any outstanding preferred stock, (4) the aggregate principal amount of any outstanding senior notes, including any series of Tortoise Notes, and (5) any distributions payable on the common stock. The net asset value per share of our common stock will equal our net asset value divided by the number of outstanding shares of common stock.

Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider will value our assets in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued pursuant to fair value methodologies approved by the Board.

Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or over-the-counter or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or over-the-counter (“OTC”) market for an option, futures contract or option on futures contracts, the Accounting Services Provider will use for exchange traded options, the mean between the highest bid and lowest asked prices obtained as of the closing of the exchanges on which the option is traded, and for non-exchange traded options and futures, the calculated mean based on bid and asked prices obtained from the OTC market.

If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures adopted by the Board. The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval no less frequently than quarterly. The Valuation Procedures currently provide for methodologies to be used to fair value equity securities and debt securities. With respect to equity securities, among the factors used to fair value a security subject to restrictions on resale is whether the security has a common share counterpart trading in a public market. If a security does not have a common share counterpart, the security shall be valued initially and thereafter by the Investment Committee of the Adviser (the “Pricing Committee”) based on all relevant factors and such valuation will be presented to the Board for review and ratification no less frequently than quarterly. If a security has a common share counterpart trading in a public market or is convertible into publicly-traded common shares, the Pricing Committee shall determine an appropriate percentage discount for the security in light of its resale restrictions and/or, as applicable, conversion restrictions and other factors.

With respect to debt securities, among the various factors that can affect the value of such securities are (i) whether the issuing company has freely trading debt securities of the same maturity and interest rate; (ii) whether the issuing company has an effective registration statement in place for the securities; and whether a market is made in the securities. Subject to the particular considerations of an issue, debt securities generally will be valued at amortized cost.

The foregoing methods for fair valuing securities may be used only as long as the Adviser believes they continue to represent fair value and the discussion above is qualified in its entirety by our Valuation Procedures.

In computing net asset value, we will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) on the treatment of distributions by us to our stockholders.

The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets for federal income tax purposes. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of taxable income allocable to us primarily as a result of depreciation and amortization deductions recorded by the MLPs. This may result, in effect, in a portion of the cash distribution received by us not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP, but in each case will reduce our remaining tax basis, if any, in the particular MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.

PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, and negotiation of brokerage commission rates. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will initially consider their ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, and the quality of execution and custodial services.   Our Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, it has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. Such research is provided to investment advisers who utilize these firms. While our Adviser may review certain of the research received, it does not consider this research when selecting brokers to execute client transactions.  Our Adviser does not put a specific value on unsolicited research, nor does it attempt to estimate and allocate the relative costs or benefits among its clients.  The price to us in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

The ability to invest in direct placements of MLP securities is critical to our ability to meet our investment objective because of the limited number of MLP issuers available for investment and, in some cases, the relative small trading volumes of certain securities. Accordingly, we may from time to time enter into arrangements with placement agents in connection with direct placement transactions.

In evaluating placement agent proposals, we consider each broker’s access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, we consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to us and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to us or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor. For the fiscal years ended November 30, 2021, November 30, 2022 and November 30, 2023, we paid aggregate brokerage commissions of $265,920, $156,280, and $96,027 respectively. No direct placement fees were paid in fiscal 2021, 2022 or 2023.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For the fiscal years ended November 30, 2023 and 2022, our actual portfolio turnover rate was 42% and 74%, respectively. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that the Acquiring Fund bears. High portfolio turnover may result in an increase in our recognition of net short-term capital gains, which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes, and net capital gains, which will be distributed as capital gain dividends to shareholders. In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our distributions being treated as taxable dividends for federal income tax purposes. See “Certain Federal Income Tax Matters” below.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Acquiring Fund and its shareholders that supplements the summary in the Joint Proxy Statement/Prospectus. The discussion reflects applicable U.S. federal income tax laws as of the date of this Merger Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Acquiring Fund and its shareholders (including shareholders owning large positions in the Acquiring Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Acquiring Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Acquiring Fund’s shares are held by U.S. holders and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

● a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

● a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

● an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

● a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Acquiring Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Acquiring Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Regulated Investment Company Status. The Acquiring Fund will seek to qualify for treatment as a regulated investment company (a “RIC”) under the Code. Provided that for each taxable year the Acquiring Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Acquiring Fund’s investment company taxable income for such year (which includes the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), the Acquiring Fund itself generally will not be subject to federal income taxes to the extent the Acquiring Fund’s income, including the Acquiring Fund’s net capital gain (the excess of the Acquiring Fund’s net long-term capital gains over its net short-term capital losses), is distributed to the Acquiring Fund’s shareholders. One of several requirements for RIC qualification is that the Acquiring Fund must receive at least 90% of the Acquiring Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Acquiring Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “90% Test”). A second requirement for qualification as a RIC is that the Acquiring Fund must diversify its holdings so that, at the end of each quarter of the Acquiring Fund’s taxable year: (i) at least 50% of the market value of the Acquiring Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Acquiring Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Acquiring Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “Asset Test”).

For purposes of the 90% Test, the character of income earned by certain entities in which the Acquiring Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships and LLCs that are not publicly traded partnerships and that have not elected to be classified as corporations under applicable regulations) will generally pass through to the Acquiring Fund. Consequently, in order to qualify as a RIC, the Acquiring Fund may be required to limit its equity investments in such entities if they earn income that is nonqualifying income for purposes of the 90% Test. In addition, entities taxed as partnerships in which the Acquiring Fund invests may themselves incur federal income tax liabilities in certain circumstances.

If the Acquiring Fund fails to satisfy the 90% Test or the Asset Test, the Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Acquiring Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Acquiring Fund may be required to dispose of certain assets. If these relief provisions are not available to the Acquiring Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, although if certain requirements are met distributions may be eligible for the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income for noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Acquiring Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Acquiring Fund failed to qualify for tax treatment as a RIC. If the Acquiring Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Acquiring Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Acquiring Fund determines that it will not qualify for treatment as a RIC, the Acquiring Fund will establish procedures to reflect the anticipated tax liability in the Acquiring Fund’s NAV.

For each year, the Acquiring Fund intends to distribute substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If the Acquiring Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described above.

If the Acquiring Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Acquiring Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Acquiring Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Acquiring Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Acquiring Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Acquiring Fund and subject to corporate income tax will be considered to have been distributed. The Acquiring Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Acquiring Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Acquiring Fund and may not be distributed as capital gains to shareholders. Generally, the Acquiring Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Acquiring Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Acquiring Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.). Shareholders of the Acquiring Fund may also be subject to this limitation. The Acquiring Fund is permitted to pass-through its net business interest income (generally the Acquiring Fund’s business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used to determine such shareholder’s business interest deduction under Code section 163(j), if any, subject to holding period requirements and other limitations. The Acquiring Fund may choose not to report such section 163(j) interest dividends.

Taxation of Shareholders. Distributions of net capital gains (the excess of the Acquiring Fund’s net long-term capital gains over its net short-term capital losses) that the Acquiring Fund reports to a shareholder as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has owned the shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%. All other dividends of the Acquiring Fund (including dividends from net short-term capital gains) to the extent of its current and accumulated earnings and profits are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Subject to certain limitations and requirements, including holding period requirements, dividends reported by the Acquiring Fund as qualified dividend income will be taxable to noncorporate shareholders at rates of up to 20%. In general, dividends may be reported by the Acquiring Fund as qualified dividend income if they are paid from dividends received by the Acquiring Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Acquiring Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” (described below) are not qualified foreign corporations for this purpose. The noncorporate shareholder must also meet certain holding period and other requirements with respect to its shares in the Acquiring Fund to be eligible to treat amounts as qualified dividend income.

Certain dividends received by the Acquiring Fund on stock of U.S. corporations (generally, dividends received by the Acquiring Fund in respect of any share of stock (i) as to which the Acquiring Fund has met certain holding period requirements and (ii) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Acquiring Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. A corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. The Acquiring Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

The Acquiring Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to Fund shareholders. If the Acquiring Fund participates in a securities lending transaction and receive a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Acquiring Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Acquiring Fund may be “spilled back” and treated for certain purposes as paid by the Acquiring Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Fund distributions, if any, that exceed the Acquiring Fund’s current and accumulated earnings and profits may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Distributions that are reinvested in additional shares of the Acquiring Fund will be taxable to shareholders to the same extent as if such distributions had been received in cash.

The Acquiring Fund’s shareholders will be notified annually by the Acquiring Fund as to the federal tax characterization of all distributions made by the Acquiring Fund. Distributions may be subject to state and local taxes.

U.S. individuals with income exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which generally includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Acquiring Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

A taxable shareholder may wish to avoid investing in the Acquiring Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Shareholders who have not held Fund shares for a full year should be aware that the Acquiring Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Acquiring Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Acquiring Fund.

A sale of shares by a shareholder may give rise to a gain or loss. The difference between the selling price and the shareholder’s tax basis for the shares sold generally determines the amount of the gain or loss realized on the sale or exchange of shares. The tax basis of shares acquired by purchase will generally be based on the amount paid for shares and then may be subsequently adjusted for other applicable transactions as required by the Code. Contact the broker through whom you purchased your shares to obtain information with respect to the available basis reporting methods and elections for your account.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares have been held for more than one year, and short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to the shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Acquiring Fund or other substantially identical stock or securities are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation under the Code.

Taxation of Fund Investments. The Acquiring Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Acquiring Fund invests is taxed as a partnership for federal income tax purposes, the Acquiring Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Acquiring Fund receives any distribution from the MLP. Thus, the Acquiring Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Acquiring Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Acquiring Fund’s basis in its interest in the MLP. If the Acquiring Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Certain of the Acquiring Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Acquiring Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Acquiring Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Acquiring Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original-issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Acquiring Fund’s investments in options may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Acquiring Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Acquiring Fund and/or defer the Acquiring Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Acquiring Fund. It is anticipated that any net gain realized from the lapse or closing out of options contracts will be considered qualifying income for purposes of the 90% Test.

Call Options. The Fund’s covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to us. If the Fund enter into a closing transaction, the difference between the amount paid to close out the Fund’s position and the premium received for writing the option is short-term capital gain or loss. If a call option written by us is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long- term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by us from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of the Fund’s positions constitute tax straddles which do not qualify as a “qualified covered call” under Section 1092(c)(4), the impact upon the Fund’s income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, the Fund will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund’s transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by us (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer the Fund’s losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require us to mark-to- market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in the Fund’s books and records in order to mitigate the effect of these rules and prevent the Fund’s disqualification from being taxed as a RIC.

If the Acquiring Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Acquiring Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Acquiring Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Acquiring Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a fund fails to meet certain calendar year distribution requirements contained in the Code.. Dividends paid by PFICs are not treated as qualified dividend income.

The Acquiring Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Acquiring Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Acquiring Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Acquiring Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Acquiring Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Backup Withholding. The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or the Acquiring Fund has been notified) by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Foreign Shareholders. Non-U.S. Holders are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Gains realized by foreign shareholders from the sale or other disposition of shares of the Acquiring Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Acquiring Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

The 30% withholding tax also will not apply to dividends that the Acquiring Fund elects to report as (a) interest-related dividends, to the extent such dividends are derived from the Acquiring Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Acquiring Fund’s interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Acquiring Fund for the taxable year over its net long-term capital loss, if any. The Acquiring Fund may choose not to make such elections even if they are otherwise available. In the case of shares held through a broker, the broker may withhold even if the Acquiring Fund report a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their brokers with respect to the application of these rules to their accounts.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable laws or regulations. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

A beneficial holder of shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. The Acquiring Fund may be subject to tax or taxes in certain states where the Acquiring Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Acquiring Fund and of Fund shareholders with respect to distributions by the Acquiring Fund may differ from the federal tax treatment.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations based on federal income tax laws and regulations that are in effect on the date of this Statement of Additional Information as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

PROXY VOTING POLICIES

We and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which we believe are reasonably designed to ensure that proxies are voted in our best interests and our stockholders best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. The Adviser has adopted Glass Lewis’ proxy voting guidelines, which are applied to all Adviser proxy votes at the time proxy votes are submitted. The Adviser will consider additional information that may become available regarding a particular proposal. This additional information may include an issuer’s or a shareholder proponent’s subsequently filed additional definitive proxy materials. Proxies are generally voted in accordance with the Adviser’s proxy voting guidelines; however, the Adviser may opt to override the guidelines if it is decided to be the best interest of its clients.

The Chief Executive Officer is responsible for monitoring Fund actions and ensuring that proxies are voted in a timely manner. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. In the absence of contrary instructions received from the applicable Investment Committee of the Adviser, or a Managing Director of the Adviser designated by the Investment Committee, all proxies will be voted in accordance with the referenced Glass Lewis guidelines. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of us, on the other hand, management may (i) disclose the potential conflict to the Board of Directors and obtain consent; (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions; (iii) abstain from voting the proxies; or (iv) use an independent third party recommendation. The Adviser will document the rationale for any proxy voted contrary to the proxy voting guidelines. Such information will be maintained as part of the recordkeeping requirements.

Information regarding how we voted proxies for the 12-month period ended June 30, 2024, is available without charge by calling us at 1-866-362-9331. You also may access this information on the SEC’s website at http://www.sec.gov. The Adviser’s website at www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 700 Nicollet Mall, Suite 500, Minneapolis, MN 55402, serves as our independent registered public accounting firm. Ernst & Young LLP provides audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR AND CUSTODIAN

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as our administrator and provides certain back-office support such as payment of expenses and preparation of financial statements and related schedules. We pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.. For the fiscal years ended November 30, 2021, November 30, 2022 and November 30, 2023, we paid U.S. Bancorp Fund Services, LLC $290,479, $286,320 and $236,284, respectively for administrative services.

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 serves as the custodian of our cash and investment securities. We pay the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

INTERNAL ACCOUNTANT

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as our internal accountant. For its services, we pay U.S. Bancorp a fee computed at $0.0125 for the first $250 million of our net assets, 0.75% on the next $250 million of net assets, 0.25% on net assets greater than $500 million, and a minimum annual fee of $24,000. For the fiscal years ended November 30, 2021, 2022 and 2023, we paid U.S. Bancorp $72,10, $76,069 and $63,186, respectively, for internal accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common stock and preferred stock offered hereby, has been filed by us with the SEC. The Joint Proxy Statement/Prospectus and this Merger Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the Joint Proxy Statement/Prospectus and this Merger Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

The financial statements and financial highlights of each Fund have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their reports thereon. In reliance upon such reports given on the authority of Ernst & Young LLP as experts in accounting and auditing, the audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended November 30, 2023 (as filed February 8, 2024) (File No. 811-22409) and the Acquiring Fund's Annual Report for the fiscal year ended November 30, 2023 (as filed February 8, 2024) (File No. 811-21462), are incorporated herein by reference. In addition, the Target Fund’s Semi-Annual Report for the fiscal period ended May 31, 2024 (as filed August 8, 2024) (File No. 811-22409) and the Acquiring Fund's Semi-Annual Report for the fiscal period ended May 31, 2024 (as filed August 8, 2024) (File No. 811-21462), are incorporated herein by reference.

Comparative fee tables showing the various fees and expenses of investing in common shares of the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to each proposed Merger, is included under the heading “Proposal 1: Authorization of the Merger— A. Synopsis—Fees and Expenses” in the Joint Proxy Statement/Prospectus.

The Merger will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Merger and/or the Acquiring Fund’s portfolio following the Merger. The Target Fund estimates portfolio turnover of approximately 26% to align its portfolio with the portfolio of the Acquiring Fund by deemphasizing natural gas infrastructure holdings.

Following the completion of Merger and the Subsidiary Merger, the Acquiring Fund will be the accounting and performance survivor of the mergers.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

Tortoise Energy Infrastructure Corporation

MERGER STATEMENT OF ADDITIONAL INFORMATION

[●], 2024

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

The Registrant’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”), to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement, incorporated herein by reference or to be filed by pre-effective amendment.

(1)	(a)	Articles of Amendment and Restatement dated February 25, 2004. (1)

(b)	Articles of Amendment dated November 30, 2012. (10)

(2)	Third Amended and Restated By-Laws of the Registrant dated December 20, 2023.(29)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Merger is filed herewith as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	(a)	Form of Common Share Certificate.(5)

(b)	Form of Preferred Stock Certificate. (6)

(c)	Form of Note.(5)

(d)	Form of Fitch Rating Guidelines.(13)

(6)	(a)	Investment Management Agreement with Tortoise Capital Advisors, L.L.C.(22)

(b)	Fee Waiver Agreement.(9)

(c)	First Amendment to Fee Waiver Agreement.(22)

(7)	(a)	Form of Underwriting Agreement relating to Common Stock.(5)

(b)	Form of Underwriting Agreement relating to Notes. (5)

(c)	Form of Purchase Agreement for Direct Placement of Common Stock. (6)

(d)	Form of Placement Agency Agreement for Direct Placement of Common Stock. (6)

(e)	Controlled Equity Offering Sales Agreement dated April 23, 2012. (9)

(f)	First Amendment to Controlled Equity Offering Sales Agreement dated November 27, 2013.(12)

(g)	Second Amendment to Controlled Equity Offering Sales Agreement dated October 1, 2015.(15)

(h)	Third Amendment to Controlled Equity Offering Sales Agreement dated October 16, 2015.(16)

(i)	Fourth Amendment to Controlled Equity Offering Sales Agreement dated May 19, 2016.(18)

(j)	Fifth Amendment to Controlled Equity Offering Sales Agreement dated December 12, 2017.(21)

(k)	Sixth Amendment to Controlled Equity Offering Sales Agreement dated April 27, 2018.(24)

(8)	Not applicable.

(9)	(a)	Custody Agreement.(8)

(b)	First Amendment to Custody Agreement.(8)

(c)	Second Amendment to Custody Agreement.(20)

(10)	Not applicable.

(11)	Opinion and Consent of Venable LLP (30)

(12)	Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed regarding the Merger in the Joint Proxy Statement/Prospectus. (*)

(13)	(a)	Stock Transfer Agency Agreement.(2)

(b)	Fee and Service Schedule to Stock Transfer Agency Agreement.(13)

(c)	First Addendum to Stock Transfer Agency Agreement. (13)

(d)	Fund Administration Servicing Agreement. (2)

(e)	First Amendment to Fund Administration Servicing Agreement.(7)

(f)	Second Amendment to Fund Administration Servicing Agreement.(8)

(g)	Fund Accounting Servicing Agreement.(7)

(h)	First Amendment to Fund Accounting Servicing Agreement.(8)

(i)	DTC Representation Letter relating to Preferred Stock and Notes.(3)

(j)	Amended and Restated Credit Agreement with U.S. Bank.(13)

(k)	First Amendment to U.S. Bank Credit Agreement.(13)

(l)	Second Amendment to U.S. Bank Credit Agreement.(14)

(m)	Third Amendment to U.S. Bank Credit Agreement.(20)

(n)	Fourth Amendment to U.S. Bank Credit Agreement.(26)

(o)	Fifth Amendment to U.S. Bank Credit Agreement.(26)

(p)	Sixth Amendment to Amended and Restated Credit Agreement. (27)

(q)	Seventh Amendment to Amended and restated Credit Agreement. (28)

(r)	Credit Agreement with Bank of Nova Scotia. (13)

(s)	First Amendment to Bank of Nova Scotia Credit Agreement. (13)

(t)	Second Amendment to Bank of Nova Scotia Credit Agreement. (19)

(u)	Third Amendment to Bank of Nova Scotia Credit Agreement. (25)

(v)	Fourth Amendment to Bank of Nova Scotia Credit Agreement. (25)

(w)	Second Amended and Restated Credit Agreement with U.S. Bank National Association (28)

(x)	Note Purchase Agreement dated September 27, 2013. (11)

(y)	Note Purchase Agreement dated November 23, 2013. (25)

(z)	Assumption Agreement dated June 23, 2014. (13)

(aa)	Note Purchase and Private Shelf Agreement dated December 18, 2014. (13)

(bb)	Note Purchase Agreement dated April 2, 2015. (13)

(cc)	Confirmation of Acceptance dated April 9, 2015. (13)

(dd)	Confirmation of Acceptance dated September 25, 2017. (22)

(14)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)	Not applicable.

(16)	Not applicable.

(17)	Forms of Proxy Card are filed herewith

(*)	To be filed by Post-Effective Amendment.

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on January 30, 2004 (File Nos. 333-110143 and 811-21462).

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on June 28, 2004 (File Nos. 333-114545 and 811-21462).

(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on April 1, 2005 (File Nos. 333-122350 and 811-21462).

(4)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on March 6, 2007 (File Nos. 333-140457 and 811-21462).

(5)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed on September 14, 2007 (File Nos. 333-146095 and 811-21462).

(6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on January 25, 2008 (File Nos. 333-146095 and 811-21462).

(7)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on February 12, 2008 (File Nos. 333-146095 and 811-21462).

(8)	Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on March 1, 2011 (File Nos. 333-165006 and 811-21462).

(9)	Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-2, filed on April 23, 2012 (File Nos. 333-165006 and 811-21462).

(10)	Incorporated by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-2, filed on December 4, 2012 (File Nos. 333-165006 and 811-21462).

(11)	Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-2, filed on October 30, 2013 (File Nos. 333-165006 and 811-21462).

(12)	Incorporated by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-2, filed on November 27, 2013 (File Nos. 333-165006 and 811-21462).

(13)	Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-2, filed on April 27, 2015 (File Nos. 333-165006 and 811-21462).

(14)	Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-2, filed on August 3, 2015 (File Nos. 333-165006 and 811-21462).

(15)	Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-2, filed on October 1, 2015 (File Nos. 333-165006 and 811-21462).

(16)	Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-2, filed on December 18, 2015 (File Nos. 333-165006 and 811-21462).

(17)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed on March 4, 2016 (File Nos. 333-209946 and 811-21462).

(18)	Incorporated by reference to the Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on May 19, 2016 (File Nos. 333-209946 and 811-21462).

(19)	Incorporated by reference to the Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on November 10, 2016 (File Nos. 333-209946 and 811-21462).

(20)	Incorporated by reference to the Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-2, filed on August 22, 2017 (File Nos. 333-209946 and 811-21462).

(21)	Incorporated by reference to the Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-2, filed on December 12, 2017 (File Nos. 333-209946 and 811-21462).

(22)	Incorporated by reference to the Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-2, filed on March 2, 2018 (File Nos. 333-209946 and 811-21462).

(23)	Incorporated by reference to the Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-2, filed on April 18, 2018 (File Nos. 333-209946 and 811-21462).

(24)	Incorporated by reference to the Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-2, filed on April 27, 2018 (File Nos. 333-209946 and 811-21462).

(25)	Incorporated by reference to Registration Statement on Form N-2, filed on April 9, 2019 (File Nos. 333-230789 and 811-21462).

(26)	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on June 26, 2019 (File Nos. 333-230789 and 811-21462).

(27)	Incorporated by reference to the Registrant’s SC TO-I, filed on October 2, 2022 (File No. 005-85247).

(28)	Incorporated by reference to the Registrant’s SC TO-I, filed on October 2, 2023 (File No. 005-85247).

(29)	Incorporated by reference to the Registrant’s 8-K, filed on December 20, 2023 (File No. 811-21462).

(30)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14, filed on October 21, 2024 (File Nos. 811-21462 and 333-281990).

ITEM 17: UNDERTAKINGS

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed Merger delivered at the closing of the Merger as required by Item 16(12) of Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the city of Overland Park and state of Kansas, on the 28th day of October, 2024.

Tortoise ENERGY INFRASTRUCTURE CORPORATION

By:	/s/ Matthew G.P. Sallee
Matthew G.P. Sallee, Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated:

Signature	Title	Date

/s/ Matthew G.P. Sallee	Chief Executive Officer	October 28, 2024
Matthew G.P. Sallee

/s/ Sean Wickliffe	Principal Financial Officer and Treasurer	October 28, 2024
Sean Wickliffe

/s/ Conrad S. Ciccotello	Director	October 28, 2024
Conrad S. Ciccotello

/s/ Rand C. Berney	Director	October 28, 2024
Rand C. Berney

/s/ Alexandra A. Herger	Director	October 28, 2024
Alexandra A. Herger

/s/ H. Kevin Birzer	Director	October 28, 2024
H. Kevin Birzer

EXHIBIT INDEX

(14)	Consent of Independent Registered Public Accounting Firm

(17)	Forms of Proxy Card